UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:
(212) 697-6666

Date of fiscal year end: 3/31/21

Date of reporting period: 3/31/21

FORM N-CSR/A

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report March 31, 2021

Aquila Churchill Tax-Free Fund of Kentucky “It has been Quite the Year” Serving Kentucky investors since 1987

May, 2021

Dear Fellow Shareholder:

More than likely, you became a fellow shareholder based on our Fund’s investment objective, which is to provide as high a level of double tax-free income as is consistent with preservation of capital.

The COVID-19 pandemic brought a lot of uncertainty to the U.S. beginning in March 2020. Given that uncertainty oftentimes results in market volatility, you may have wondered how the Aquila Group of Funds handles changes in the market and potential volatility. And, are there any regulatory safeguards related to investments in the Fund?

Let’s begin with your Fund’s investment strategy. By design, the investment strategy we formulated with our first municipal bond fund back in 1985 was designed with potential market volatility in mind. This strategy includes:

High-Quality Investments -- When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans. You may be aware that organizations such as Moody’s, S&P, and Fitch register with the U.S. Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs uses a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability to pay interest as well as a bond’s face value at maturity. This review process continues through routine ongoing analysis and evaluation. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools. Our goal with the Aquila Group of Funds is, as feasible, to conduct our own review and ongoing monitoring of securities in which your Fund invests.

Intermediate maturities – Our goal with maintaining an average intermediate maturity is to limit volatility with any change in interest rates.

Diversification -- This part of our strategy is quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, we have sought to invest, on behalf of our shareholders, in as many types of projects as possible throughout the state. This limits exposure in any particular situation (and, it enhances the quality of life throughout the state by financing worthy municipal projects).

NOT A PART OF THE ANNUAL REPORT

Local Expertise -- In line with our guiding principles, we have always believed that local makes a real difference. With portfolio investment professionals that generally reside in the states in which we invest, we don’t have to read about issues affecting the state, because we have our local eyes and ears. Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions.

Now, let’s talk about regulatory safeguards related to investments in the Fund – of course, please bear in mind that past performance is no guarantee of future results. Mutual funds are highly regulated in large part because they are one of the primary savings and investment vehicles for U.S. investors. The Investment Company Act of 1940 (the “1940 Act”) -- an act of Congress that regulates mutual funds -- is enforced and regulated by the SEC, whose mission includes protecting investors. Two important areas of focus by the SEC and your Fund’s management are as follows:

Portfolio Valuation – Your Fund’s portfolio securities are valued based upon information provided by a nationally prominent independent pricing service. As an added precaution, we periodically assess the reasonableness of these prices through other pricing services. If a market quotation or a valuation from the pricing service is not readily available for a particular security, we seek to value the security in good faith under procedures established by and under the general supervision of your Fund’s Board of Trustees.

Liquidity Risk Management – The SEC recently adopted Rule 22e-4 with the goal to reduce the risk that funds will be unable to meet shareholder requests to redeem shares without significantly reducing the value of other remaining shareholders’ investments in the fund. Your shareholder report now includes a Statement Regarding Liquidity Risk Management Program.

As always, thank you for your continued confidence in the Fund. We remain committed to our disciplined strategy as we manage your Fund, keeping in mind the trust you have placed in us.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

Introduction

During the reporting period, April 1, 2020, to March 31, 2021, the Federal Reserve (“the Fed”) has continued its aggressive policy actions that commenced early in 2020. The Fed’s policy kept U. S. Treasury yields at historic lows until the first quarter of 2021 when the 10-year yield spiked from 0.91% on December 31, 2020 to 1.74% on March 31, 2021. This was the worst quarter for Treasuries since the 1980s. We believe that after this rise in interest rates we will see the 10-year Treasury range-bound through the end of 2021.

Demand for tax-free bonds throughout the year enabled the municipal bond market to be one of the best performers in fixed income. The new Administration has indicated that corporations and individuals should expect tax increases. Depending on the size of the increases, higher taxes have historically been generally positive for the municipal market; thus, we do not see a reduction in demand in the near future. The stimulus packages passed have been positive for the municipal bond market as all states have received money from the Federal Government. These funds should help strengthen the balance sheets of most public entities.

On March 31, 2020, Aquila Churchill Tax-Free Fund of Kentucky’s (“the Fund”) net asset value (“NAV”) on the class Y shares closed at $10.79. One year later, on March 31, 2021, the Fund’s Y shares closed with a NAV of 10.93. The NAV price increase does not tell the full story of what transpired over the past twelve months in the market or the Fund during the COVID-19 outbreak. From March 31, 2020, the Fund’s Y shares closed at $10.79, the Fund’s NAV sank to a $10.57 close on April 29th, 2020, which was generally counter to other single-state municipal bond funds. The rationale behind the counter-performance was attributed to market concern over revenue in weaker states (single A rated states) during the pandemic. However, Kentucky state revenue proved to be very resilient finishing the fiscal year-end of June 30, 2020, with increased revenue of 1.5% above budget. Since June 30, 2020, fiscal year-end, Kentucky revenue is now trending 5% above 2021 fiscal year budgeted projections.

U.S. Economy

Current consensus forecasts U.S. Gross Domestic Product (“GDP”) growth of 5.7% for 2021, after contracting 3.5% during 2020. Inflation expectations have risen from 1.2% in 2020, to 2.4% in 2021. Unemployment closed out 2020 at 8.1%, which should decline to 5.6% according to consensus economic projections as indicated by Bloomberg data. Current Federal Reserve policy accommodation is allowing inflation to run above 2%, which has moved the 10-year U.S. Treasury yield from 0.51% on August 4th, 2020, to 1.74% as of March 31, 2021. Federal Reserve officials have pledged to be unusually patient in regard to raising rates over the next several years. Experts expect the Federal Funds rate to remain near zero for the remainder of 2021; however, they anticipate rates will start climbing at the end of 2022. Municipal mutual funds harboring cash at the end of March 2021, coupled with promised higher state/Federal tax rates, a marginal increase in municipal issuance (+7% at the end of March 2021) and Federal COVID relief funds filling state coffers, are all factors that lead to the assumption municipals should continue to trade at historically high levels versus U.S. Treasuries of comparable maturities. Globally, demand for U.S. Treasuries should continue, since the comparative yields of other countries are the major attractant. This, in turn, should create demand for dollars and a strong currency. A moderate rise in rates of the U.S. Treasury 10-year to the 1.90% - 2.00% yield range is plausible, given this yield scenario relatively tracks the 10-year yield prior to the onset of the pandemic.

1  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Municipal Market

Municipal issuance over the calendar year 2020 was up 11.2%. The trend of issuing taxable municipals to pre-refund outstanding tax-exempt issues was a prominent theme throughout the year. There were 2,622 taxable municipal issues out of a total number of 12,844 municipal issues, or 20% of issuance. Taxable municipals comprised approximately 31% of the dollar volume of issuance in 2020.

The recognized measure of determining the current value of municipal yields versus Treasury yields, the Municipal/ Treasury Ratio (the yield on the AAA-rated municipal bonds relative to the yield on U.S. Treasury bonds of similar maturities) experienced significant swings during the fiscal year ending March 31, 2021.

	March 31, 2020	March 31, 2021
5 Yr.	316%	54%
10 Yr.	215%	64%
30 Yr.	154%	72%

The dramatic yield movement in the Municipal / Treasury ratio was partially due to the initial COVID-19 market unrest. Subsequently, following the Presidential election, increasing demand for tax-sheltered investments drove demand and seems to be responsible for the relatively low historical ratios as of March 31, 2021. All in all, municipal securities outpaced Treasuries in total return performance over the fiscal year reporting period ending March 31, 2021.

The initial impact to the municipal market from the COVID-19 pandemic was primarily credit-related. Airports, private colleges, hospitals, stadiums, and arenas, along with state general revenues were of major concern. By virtue of the Federal COVID relief bills, some creative financing, and unexpected revenue streams, such as the boom in online commerce, states have fared remarkably well financially. One example would be Illinois, which was moved from a negative credit watch to stable by one major Nationally Recognized Statistical Rating Organization (“NRSRO”).

Kentucky State Economy

Kentucky’s economy is a diversified agricultural and manufacturing State that is growing slightly slower versus the overall average state. Kentucky has concentrated automobile manufacturers with supporting parts makers as a mainstay. The State’s largest employer is U K Health Care, followed by Humana and several other hospital networks in the top ten. Ford is the eighth largest employer in Kentucky. Significant growth is taking place in logistics and fulfillment businesses. UPS Worldport is the second largest air freight terminal in the United States and fourth worldwide. The growth has been fueled by pandemic-driven online sales increases (which have helped increase Kentucky’s state sales tax revenue for the current fiscal year by 5.9% thru March 31, 2021). In addition, the pandemic precipitated McKesson’s leasing of a one-million-square-foot warehouse outfitted with five freezer units to distribute COVID-19 vaccines to the East Coast. The first COVID-19 vaccine was shipped from a Shepardsville, Kentucky, McKesson warehouse on December 13, 2020. Notably, the UPS Worldport facility is located within an hour and a half of 60% of the U.S. population by plane.

2  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

The following are various Kentucky fiscal year 2021 year-to-date revenue highlights ending March 31, 2021 (9 months):

•	General receipts are up 5.9%, well above the fiscal year growth target of 1.4% (which was a pandemic-induced slow growth projection).
•	Logistics and fulfillment internet sales, induced by the pandemic, resulted in revenues increasing 5.9%, which matches the overall general budget increase through March 31, 2021.
•	Combined corporate income tax has increased 28.4%, while individual income tax has increased 4.9%.
•	Property tax collection has increased by 4.8%.
•	Road revenue rose 4.1% during the month of March 2021, the largest gain since July 2020. For the fiscal year, road revenue is up only 0.8%. Given this year to date data, we believe it is very unlikely that road revenue will make its targeted budget increase of 5.8% for the full fiscal year.

Fund Performance

Once Kentucky’s state revenue performance started to look positive, Kentucky bond prices increased on four occasions during the Fund’s fiscal year ended March 31, 2021. Two adjustments took place in July 2020, another on February 9, 2021, and the most recent adjustment occurred on March 18th, 2021; which was a structural reprice of securities by the pricing vendors, that affected other states’ performance as well. These price adjustments were responsible for underperformance in the beginning of the fiscal year, and subsequently, the improved performance of the Fund since July 2020.

The table in the Performance Report section of this Annual Report provides the Fund’s total return performance information for the one-year, five-year and ten-year and since-inception periods ended March 31, 2021 compared to the performance of the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”), the Fund’s benchmark. Comparative performance and characteristics of the Fund and the Bloomberg Barclays Intermediate Index of note are as follows:

March 31, 2021
1-Year Total Return
Aquila Churchill Tax-Free fund of Kentucky
Class A Share at NAV (without sales charge)	3.48%
Class Y Share	3.64%
Bloomberg Barclays Intermediate Index	4.47%

3  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Aquila Churchill Tax-Free Fund of Kentucky Portfolio Characteristics

	March 31, 2020	March 31, 2021
Weighted Average Maturity	8.60 yrs.	8.18 yrs.
Option Adj. (Effective) Duration	4.11 yrs.	4.28 yrs.
Modified Duration	3.87 yrs.	3.88 yrs.

Bloomberg Barclays Intermediate Index Characteristics

March 31, 2021
Option (Adj.) Effective Duration	4.25 yrs.
Modified Duration	4.03 yrs.

Longer maturities produced more price appreciation over the reporting period. The Fund’s shorter duration had less price appreciation than the Bloomberg Barclays Intermediate Index, which, in turn, accounted for the Fund’s comparative underperformance.

Outlook and Strategy

Utilizing the consensus economic projections of significantly higher growth in GDP, both this year and dating to 2023, as some experts are predicting, one may assume that moderately higher rates will be the trend. The market is currently experiencing an increase in interest rates. Specifically, the U.S. Treasury 10-year bottomed at 0.51% in August 2020 and is currently trading at 1.74%, as of March 31, 2021. We believe the Fund is well-positioned to take advantage of moderately higher rates, mitigating risk by utilizing its relatively short duration and ability to reinvest the Fund’s maturities at higher rates, potentially increasing the Fund’s distribution yield.

Additionally, the Fund’s broad diversification of sectors, maturities, issuers, and bond structures support the concepts of enhancing liquidity and reducing volatility. These factors, coupled with what appears to be a stable Kentucky credit rating or the potential for a credit upgrade, should help minimize price fluctuations in contrast to what transpired in the past fiscal year. We intend to maintain the Fund’s high-quality emphasis as we search the Kentucky municipal market for value in order to maintain current income, which in turn should help reduce price volatility.

We believe it is imperative to continue to monitor credit quality selection, with particular focus on those sectors or issuers whose credit quality could potentially be impacted by COVID-19 events.

4  |  Aquila Churchill Tax-Free Fund of Kentucky

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Churchill Tax-Free Fund of Kentucky

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) for the 10-year period ended March 31, 2021 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(0.66)%	1.72%	3.06%	4.88%
Without Sales Charge	3.48	2.54	3.48	5.01
Class C since 4/01/96
With CDSC*	1.70	1.70	2.62	3.21
Without CDSC	2.70	1.70	2.62	3.21
Class I since 8/06/01
No Sales Charge	3.33	2.39	3.33	3.60
Class Y since 4/01/96
No Sales Charge	3.64	2.70	3.64	4.24
Bloomberg Barclays Intermediate Index	4.47	2.71	3.39	5.06	(Class A)
				4.34	(Class C & Y)
				3.95	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Churchill Tax-Free Fund of Kentucky

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2021

7  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS MARCH 31, 2021

Principal Amount	General Obligation Bonds (3.5%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lexington-Fayette Urban County, Kentucky
$ 3,600,000	4.000%, 09/01/29	Aa2/AA/NR	$ 4,014,505
	Rowan County, Kentucky
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	962,631
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	993,948
	Warren County, Kentucky
695,000	1.750%, 12/01/35 Series 2020	Aa1/NR/NR	654,498
	Total General Obligation Bonds		6,625,582

	Revenue Bonds (83.0%)
	State Agency (25.7%)
	Kentucky Asset & Liability Commission Federal Highway Notes
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,232,168
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,289,354
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,179,535
	Kentucky Rural Water Finance Corp.
200,000	4.375%, 08/01/22 NPFG Insured	Baa2/A+/NR	200,475
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,576
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,593
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,613
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,520
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,656
375,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	375,762
305,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	305,618
435,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	447,596
450,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	463,000
465,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	478,354
490,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	503,982
265,000	2.000%, 02/01/35 Series 2020I	NR/A+/NR	260,344
475,000	2.000%, 02/01/36 Series 2020I	NR/A+/NR	462,914
280,000	2.000%, 02/01/37 Series 2020I	NR/A+/NR	270,712
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,630,873
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,907,498

8  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Kentucky State Property and Buildings Commission
$ 1,000,000	5.000%, 10/01/25	A1/A-/A+	$ 1,109,730
625,000	4.000%, 04/01/26 Project 105	A2/A-/A+	667,042
655,000	4.000%, 04/01/27 Project 105	A2/A-/A+	698,489
1,500,000	5.000%, 10/01/29 Project 106	A1/A-/A+	1,663,561
770,000	5.000%, 08/01/23 Project 108	A1/A-/A+	850,164
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,518,129
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,869,468
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,485,846
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,736,270
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,958,910
1,400,000	4.000%, 10/01/30 Project 114	A1/A-/A+	1,606,948
1,000,000	5.000%, 04/01/23 Project 115	A1/A-/A+	1,090,407
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,226,151
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,442,678
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	603,008
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,690,119
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,188,826
1,000,000	5.000%, 02/01/28 Project 121	A1/NR/A+	1,252,264
	Total State Agency		48,014,153

	Airports (3.8%)
	Louisville, Kentucky Regional Airport Authority
2,070,000	5.000%, 07/01/23 AMT	NR/A/A+	2,273,443
2,325,000	5.000%, 07/01/26 AMT	NR/A/A+	2,636,818
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A/A+	2,145,240
	Total Airports		7,055,501

	City (0.6%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage
1,000,000	4.750%, 06/01/27 2013 Series B	Aa3/AA-/NR	1,087,675

9  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (0.5%)
	Louisville & Jefferson County Visitors & Convention Commission (Kentucky International Convention Center Expansion Project)
$ 1,000,000	3.125%, 06/01/41 Series 2016	Aa3/A/NR	$ 1,008,682

	Excise Tax (1.0%)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	1,967,390

	Healthcare (5.7%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
460,000	5.000%, 02/01/31 Series 2019	Baa3/BBB-/BBB-	549,218
450,000	5.000%, 02/01/32 Series 2019	Baa3/BBB-/BBB-	534,970
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
2,710,000	5.000%, 10/01/27 Series A	NR/A/A+	3,000,791
3,500,000	5.000%, 10/01/31 Series A	NR/A/A+	4,201,837
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
695,000	4.250%, 05/01/23 Series 2012	NR/BBB+/NR	733,053
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Steam & Chilled Water Plant Project
915,000	4.250%, 05/01/22 Series 2012A	NR/BBB+/NR	949,433
	Warren County, Kentucky, Warren County Community Hospital Corp.
680,000	4.000%, 10/01/29	NR/A+/NR	706,875
	Total Healthcare		10,676,177

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (11.8%)
	Boyle County, Kentucky Educational Facilities Refunding, Series 2017 (Centre College)
$ 2,050,000	5.000%, 06/01/28	A3/A/NR	$ 2,465,107
1,000,000	5.000%, 06/01/29	A3/A/NR	1,194,031
	Eastern Kentucky University General Receipts
1,250,000	4.000%, 10/01/27	A1/A-/NR	1,267,987
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,515,893
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	974,245
	Kentucky Bond Development Corp. Educational Facilities Revenue Refunding, City of Stamping Ground (Transylvania University Project)
430,000	3.000%, 03/01/38 Series 2021A	NR/A-/NR	450,090
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	575,386
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	685,951
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Baa3/NR/NR	2,501,489
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,158,624
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,113,099
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	2,113,270
	Northern Kentucky University, Kentucky General Receipts
990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	1,019,311
	University of Kentucky COP
1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA-/NR	1,138,895

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	University of Kentucky, Kentucky General Receipts
$ 2,715,000	3.000%, 04/01/39 Series A	Aa2/AA/NR	$ 2,861,065
	University of Louisville, Kentucky General Receipts
1,000,000	5.000%, 09/01/30 2011 Series A	Baa1/A+/NR	1,017,872
	Total Higher Education		22,052,315

	Housing (0.6%)
	Kentucky Housing Multifamily Mortgage Revenue
1,110,000	5.000%, 06/01/35 AMT	NR/NR/NR*	1,111,981

	Local Public Property (5.7%)
	Jefferson County, Kentucky Capital Projects
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,955,781
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,644,530
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,073,036
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	530,279
55,000	4.250%, 02/01/24 Series A	NR/AA-/NR	55,151
350,000	4.000%, 02/01/22 Series B	NR/AA-/NR	360,272
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	386,081
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	419,729
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	453,803
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	1,277,369
	Kentucky Bond Corp. Financing Program
575,000	2.000%, 02/01/37 First Series A	NR/AA-/NR	558,925
590,000	2.000%, 02/01/38 First Series A	NR/AA-/NR	571,010
600,000	2.000%, 02/01/39 First Series A	NR/AA-/NR	578,091
730,000	3.000%, 02/01/41 Series F	NR/AA-/NR	765,918
	Total Local Public Property		10,629,975

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Building (13.9%)
	Bullitt County, Kentucky School District Finance Corp.
$ 970,000	1.875%, 12/01/36 Series 2020	A1/NR/NR	$ 947,078
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,525,359
1,000,000	5.000%, 10/01/27 Series A	Aa3/AA-/NR	1,108,767
	Franklin County, Kentucky School District Finance Corp.
1,135,000	4.000%, 04/01/24 Second Series	A1/NR/NR	1,245,934
	Hopkins County, Kentucky School District Finance Corp.
1,500,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,436,673
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	936,193
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,225,804
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,300,728
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,795,701
	Lewis County, Kentucky School District Finance Corp.
1,600,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,553,071
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	646,580
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	689,555
	Shelby County, Kentucky School District Finance Corp. School Building
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,718,957
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,814,578
	Total School Building		25,944,978

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Student Loan (2.3%)
	Kentucky Higher Education Student Loan
$ 1,440,000	5.000%, 06/01/22 Senior Series A AMT	NR/A/A	$ 1,513,625
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	449,643
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	702,721
245,000	3.000%, 06/01/29 Senior Series A AMT	NR/A/A	243,947
500,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	531,913
750,000	5.000%, 06/01/28 Senior Series 2019A-1 AMT	NR/A/A	894,381
	Total Student Loan		4,336,230

	Turnpike/Highway (8.9%)
	Kentucky State Turnpike Authority
5,000,000	5.000%, 07/01/29 Series A	Aa3/A-/A+	5,280,179
4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	4,726,574
1,000,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	1,056,036
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	2,061,480
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,510,628
	Total Turnpike/Highway		16,634,897

	Utilities (2.5%)
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
500,000	5.000%, 05/15/28 Series A	Aa3/AA/AA-	514,691
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	2,184,772
1,000,000	2.250%, 05/15/44 Series A	Aa3/AA/NR	992,103
	Northern Kentucky Water District
1,000,000	5.000%, 02/01/26	Aa2/NR/NR	1,039,610
	Total Utilities		4,731,176
	Total Revenue Bonds		155,251,130

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (8.3%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (1.0%)
	Warren County, Kentucky
$ 615,000	4.000%, 06/01/25 Series 2011	Aa1/NR/NR	$ 618,749
635,000	4.000%, 06/01/26 Series 2011	Aa1/NR/NR	638,871
660,000	4.000%, 06/01/27 Series 2011	Aa1/NR/NR	664,023
	Total General Obligation		1,921,643

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (7.3%)
	Airports (1.5%)
	Lexington-Fayette Urban County Airport Board, Kentucky
1,555,000	5.000%, 07/01/28 2012 Series A AMT	Aa2/AA/NR	1,647,305
400,000	5.000%, 07/01/29 2012 Series A AMT	Aa2/AA/NR	423,744
750,000	5.000%, 07/01/31 2012 Series A AMT	Aa2/AA/NR	794,520
	Total Airports		2,865,569

	Healthcare (4.0%)
	Hardin County, Kentucky, Hardin Memorial Hospital
735,000	5.500%, 08/01/22 AGMC Insured ETM	A2/AA/NR	785,902
675,000	5.500%, 08/01/23 AGMC Insured ETM	A2/AA/NR	755,828
500,000	5.250%, 08/01/24 AGMC Insured	A2/AA/NR	556,983
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/A+/NR	5,448,766
	Total Healthcare		7,547,479

	School Building (1.8%)
	Caldwell County, Kentucky School District Finance Corp.
530,000	4.250%, 04/01/30	A1/NR/NR	530,000
	Campbell County, Kentucky School District Finance Corp.
340,000	3.500%, 08/01/22	A1/NR/NR	343,612

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Building (continued)
	Fayette County, Kentucky School District Finance Corp.
$ 750,000	4.250%, 06/01/29 Series A	Aa3/AA-/NR	$ 754,803
	Franklin County, Kentucky School District Finance Corp.
1,560,000	4.000%, 06/01/29	A1/NR/NR	1,628,385
	Total School Building		3,256,800
	Total Pre-Refunded \ Escrowed to Maturity Revenue Bonds		13,669,848
	Total Pre-Refunded\ Escrowed to Maturity Bonds		15,591,491
	Total Municipal Bonds (cost $167,819,987)		177,468,203

Shares	Short-Term Investment (4.2%)
7,926,481	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.02%** (cost $7,926,481)	Aaa-mf/AAAm/NR	7,926,481

	Total Investments (cost $175,746,468 - note 4)	99.0%	185,394,684
	Other assets less liabilities	1.0	1,783,070
	Net Assets	100.0%	$ 187,177,754

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Pre-refunded bonds\ETM bonds††	8.8%
Aa of Moody's or AA of S&P or Fitch	36.2
A of Moody's or S&P or Fitch	51.4
Baa of Moody's or BBB of S&P or Fitch	3.0
Not Rated*	0.6
100.0%

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. AMT - Alternative Minimum Tax COP - Certificates of Participation ETM - Escrowed to Maturity NPFG - National Public Finance Guarantee NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond's originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2021

ASSETS
Investments at value (cost $175,746,468)	$185,394,684
Interest receivable	2,133,032
Receivable for Fund shares sold	29,292
Other assets	27,145
Total assets	187,584,153

LIABILITIES
Payable for Fund shares redeemed	172,626
Management fee payable	63,510
Dividends payable	62,232
Distribution and service fees payable	549
Accrued expenses payable	107,482
Total liabilities	406,399
NET ASSETS	$187,177,754

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$171,278
Additional paid-in capital	177,091,876
Total distributable earnings	9,914,600
$187,177,754
CLASS A
Net Assets	$135,079,169
Capital shares outstanding	12,361,339
Net asset value and redemption price per share	$10.93
Maximum offering price per share* (100/97 of $10.93)	$11.27

CLASS C
Net Assets	$5,366,920
Capital shares outstanding	491,217
Net asset value and offering price per share	$10.93

CLASS I
Net Assets	$6,768,686
Capital shares outstanding	619,620
Net asset value, offering and redemption price per share	$10.92

CLASS Y
Net Assets	$39,962,979
Capital shares outstanding	3,655,578
Net asset value, offering and redemption price per share	$10.93

*  Maximum sales rate reduced to 3% on September 1, 2020.

See accompanying notes to financial statements.

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2021

Investment Income
Interest income		$5,255,355

Expenses
Management fee (note 3)	$722,623
Distribution and service fee (note 3)	268,631
Transfer and shareholder servicing agent fees (note 3)	112,576
Legal fees	82,311
Fund accounting fees	61,453
Trustees’ fees and expenses (note 7)	39,449
Shareholders’ reports	23,059
Auditing and tax fees	22,001
Registration fees and dues	15,710
Custodian fees	9,332
Insurance	8,808
Compliance services (note 3)	8,052
Credit facility fees (note 10)	7,115
Miscellaneous	25,926
Total expenses		1,407,046
Net investment income		3,848,309

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	171,186
Change in unrealized appreciation on investments	2,097,695
Net realized and unrealized gain (loss) on investments		2,268,881
Net change in net assets resulting from operations		$6,117,190

See accompanying notes to financial statements.

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income	$3,848,309	$4,171,622
Realized gain (loss) from securities transactions	171,186	174,354
Change in unrealized appreciation on investments	2,097,695	2,292,481
Change in net assets resulting from operations	6,117,190	6,638,457

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,941,350)	(3,262,864)

Class C Shares	(72,791)	(89,564)

Class I Shares	(134,147)	(142,026)

Class Y Shares	(697,912)	(673,508)
Change in net assets from distributions	(3,846,200)	(4,167,962)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	35,142,810	15,127,764
Reinvested dividends and distributions	3,073,581	3,251,084
Cost of shares redeemed	(34,404,262)	(27,259,272)
Change in net assets from capital share transactions	3,812,129	(8,880,424)
Change in net assets	6,083,119	(6,409,929)

NET ASSETS:
Beginning of period	181,094,635	187,504,564
End of period	$187,177,754	$181,094,635

See accompanying notes to financial statements.

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS MARCH 31, 2021

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Churchill Tax-Free Fund of Kentucky. Churchill Tax-Free Fund of Kentucky transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Churchill Tax-Free Fund of Kentucky on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Churchill Tax-Free Fund of Kentucky received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$7,926,481
Level 2 – Other Significant Observable Inputs – Municipal Bonds	177,468,203
Level 3 – Significant Unobservable Inputs	—
Total	$185,394,684
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

23  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2021, distribution fees on Class A Shares amounted to $205,299 of which the Distributor retained $9,966.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $42,447. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $14,149. For the year ended March 31, 2021, the total of these payments with respect to Class C Shares amounted to $56,596 of which the Distributor retained $15,319.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2021, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $23,575 of which $6,736 related to the Plan and $16,839 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2021, total commissions on sales of Class A Shares amounted to $46,566 of which the Distributor received $6,980.

24  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2021, purchases of securities and proceeds from the sales of securities aggregated $11,660,223 and $11,927,207, respectively.

At March 31, 2021, the aggregate tax cost for all securities was $175,735,928. At March 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,997,997 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $339,241 for a net unrealized appreciation of $9,658,756.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At March 31, 2021, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

25  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,249,468	$13,625,398	863,608	$9,325,149
Reinvested dividends and distributions	229,065	2,489,429	243,927	2,640,354
Cost of shares redeemed	(2,266,584)	(24,608,888)	(1,503,870)	(16,226,994)
Net change	(788,051)	(8,494,061)	(396,335)	(4,261,491)

Class C Shares
Proceeds from shares sold	59,756	649,601	62,494	679,107
Reinvested dividends and distributions	6,454	70,124	7,724	83,527
Cost of shares redeemed	(98,145)	(1,070,513)	(203,683)	(2,198,568)
Net change	(31,935)	(350,788)	(133,465)	(1,435,934)

Class I Shares
Proceeds from shares sold	–	–	–	–
Reinvested dividends and distributions	12,344	134,110	13,127	142,025
Cost of shares redeemed	(12,546)	(136,316)	(13,282)	(143,684)
Net change	(202)	(2,206)	(155)	(1,659)

Class Y Shares
Proceeds from shares sold	1,915,643	20,867,811	474,076	5,123,508
Reinvested dividends and distributions	34,928	379,918	35,564	385,178
Cost of shares redeemed	(792,673)	(8,588,545)	(805,169)	(8,690,026)
Net change	1,157,898	12,659,184	(295,529)	(3,181,340)
Total transactions in Fund shares	337,710	$3,812,129	(825,484)	$(8,880,424)

7. Trustees’ Fees and Expenses

At March 31, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2021 was $39,449. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

26  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$3,845,721	$4,128,848
Ordinary Income	479	39,114
Capital Gains	—	—
	$3,846,200	$4,167,962

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Unrealized appreciation	9,658,756
Accumulated net realized gain on investments	171,186
Undistributed tax-exempt income	146,890
Other temporary differences	(62,232)
$9,914,600

27  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended March 31, 2021.

11. Recent Events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low or negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

28  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.79	$10.64	$10.48	$10.55	$10.88
Income from investment operations:
Net investment income(1)	0.23	0.24	0.25	0.26	0.29
Net gain (loss) on securities (both realized and unrealized)	0.14	0.15	0.18	(0.06)	(0.33)
Total from investment operations	0.37	0.39	0.43	0.20	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.24)	(0.25)	(0.26)	(0.29)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.23)	(0.24)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.93	$10.79	$10.64	$10.48	$10.55
Total return (not reflecting sales charge)	3.48%	3.72%	4.10%	1.89%	(0.40)%
Ratios/supplemental data
Net assets, end of period (in millions)	$135	$142	$144	$160	$185
Ratio of expenses to average net assets	0.77%	0.80%	0.79%	0.75%	0.73%
Ratio of net investment income to average net assets	2.14%	2.26%	2.36%	2.48%	2.69%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

29  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.78	$10.64	$10.47	$10.54	$10.87
Income from investment operations:
Net investment income(1)	0.14	0.15	0.16	0.17	0.20
Net gain (loss) on securities (both realized and unrealized)	0.15	0.14	0.19	(0.06)	(0.33)
Total from investment operations	0.29	0.29	0.35	0.11	(0.13)
Less distributions (note 9):
Dividends from net investment income	(0.14)	(0.15)	(0.16)	(0.17)	(0.20)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.14)	(0.15)	(0.18)	(0.18)	(0.20)
Net asset value, end of period	$10.93	$10.78	$10.64	$10.47	$10.54
Total return (not reflecting CDSC)	2.70%	2.75%	3.32%	1.03%	(1.24)%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$6	$7	$9	$9
Ratio of expenses to average net assets	1.62%	1.65%	1.64%	1.60%	1.58%
Ratio of net investment income to average net assets	1.29%	1.41%	1.50%	1.63%	1.84%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

30  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.78	$10.64	$10.47	$10.54	$10.87
Income from investment operations:
Net investment income(1)	0.22	0.23	0.23	0.25	0.27
Net gain on securities (both realized and unrealized)	0.14	0.14	0.19	(0.07)	(0.33)
Total from investment operations	0.36	0.37	0.42	0.18	(0.06)
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.23)	(0.23)	(0.24)	(0.27)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.22)	(0.23)	(0.25)	(0.25)	(0.27)
Net asset value, end of period	$10.92	$10.78	$10.64	$10.47	$10.54
Total return	3.33%	3.48%	4.04%	1.74%	(0.55)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$7	$7	$7	$8
Ratio of expenses to average net assets	0.92%	0.93%	0.94%	0.90%	0.87%
Ratio of net investment income to average net assets	1.99%	2.12%	2.20%	2.33%	2.54%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

31  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.79	$10.65	$10.48	$10.55	$10.88
Income from investment operations:
Net investment income(1)	0.25	0.26	0.26	0.28	0.31
Net gain (loss) on securities (both realized and unrealized)	0.14	0.14	0.19	(0.06)	(0.34)
Total from investment operations	0.39	0.40	0.45	0.22	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.26)	(0.26)	(0.28)	(0.30)
Distributions from capital gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.25)	(0.26)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$10.93	$10.79	$10.65	$10.48	$10.55
Total return	3.64%	3.78%	4.35%	2.04%	(0.25)%
Ratios/supplemental data
Net assets, end of period (in millions)	$40	$27	$30	$43	$51
Ratio of expenses to average net assets	0.62%	0.65%	0.64%	0.60%	0.58%
Ratio of net investment income to average net assets	2.28%	2.41%	2.50%	2.63%	2.84%
Portfolio turnover rate	7%	6%	6%	9%	27%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

32  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

33  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair of the Board of Trustees of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2003-2020, President of The Cascades Trust 1998-2020 and Trustee of the Cascades Trust 1994-2020

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

34  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University, 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

35  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

36  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

37  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

38  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019	Vice President of all funds in the Aquila Group of Funds since 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since 2019, Vice President, Marketing Communication and Data Manager, 2010 –2019.

Nicholas R. Stewart Louisville, KY (1990)	Vice President of Aquila Municipal Trust since March 2021	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2021; Regional Sales Manager and registered representative of the Distributor since February 2021; Vice President, Account Manager, 2019-2020 and Senior Account Associate, 2016-2019, PIMCO Investments LLC; Product Specialist, Hilliard Lyons, 2015-2016.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

39  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

40  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/20	Ending(1) Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Ending Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Net Annualized Expense Ratio
A	$1,000	$1,013.20	$3.81	$1,021.14	$3.83	0.76%
C	$1,000	$1,008.90	$8.06	$1,016.90	$8.10	1.61%
I	$1,000	$1,011.50	$4.56	$1,020.39	$4.58	0.91%
Y	$1,000	$1,013.00	$3.06	$1,021.89	$3.07	0.61%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

41  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $3,845,721 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

42  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President

and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Nicholas R. Stewart, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYAR-0521

Annual Report March 31, 2021

Aquila Narragansett Tax-Free Income Fund “It has been Quite the Year” Serving Rhode Island investors since 1992

May, 2021

Dear Fellow Shareholder:

More than likely, you became a fellow shareholder based on our Fund’s investment objective, which is to provide as high a level of double tax-free income as is consistent with preservation of capital.

The COVID-19 pandemic brought a lot of uncertainty to the U.S. beginning in March 2020. Given that uncertainty oftentimes results in market volatility, you may have wondered how the Aquila Group of Funds handles changes in the market and potential volatility. And, are there any regulatory safeguards related to investments in the Fund?

Let’s begin with your Fund’s investment strategy. By design, the investment strategy we formulated with our first municipal bond fund back in 1985 was designed with potential market volatility in mind. This strategy includes:

High-Quality Investments -- When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans. You may be aware that organizations such as Moody’s, S&P, and Fitch register with the U.S. Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs uses a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability to pay interest as well as a bond’s face value at maturity. This review process continues through routine ongoing analysis and evaluation. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools. Our goal with the Aquila Group of Funds is, as feasible, to conduct our own review and ongoing monitoring of securities in which your Fund invests.

Intermediate maturities – Our goal with maintaining an average intermediate maturity is to limit volatility with any change in interest rates.

Diversification -- This part of our strategy is quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, we have sought to invest, on behalf of our shareholders, in as many types of projects as possible throughout the state. This limits exposure in any particular situation (and, it enhances the quality of life throughout the state by financing worthy municipal projects).

NOT A PART OF THE ANNUAL REPORT

Local Expertise -- In line with our guiding principles, we have always believed that local makes a real difference. With portfolio investment professionals that generally reside in the states in which we invest, we don’t have to read about issues affecting the state, because we have our local eyes and ears. Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions.

Now, let’s talk about regulatory safeguards related to investments in the Fund – of course, please bear in mind that past performance is no guarantee of future results. Mutual funds are highly regulated in large part because they are one of the primary savings and investment vehicles for U.S. investors. The Investment Company Act of 1940 (the “1940 Act”) -- an act of Congress that regulates mutual funds -- is enforced and regulated by the SEC, whose mission includes protecting investors. Two important areas of focus by the SEC and your Fund’s management are as follows:

Portfolio Valuation – Your Fund’s portfolio securities are valued based upon information provided by a nationally prominent independent pricing service. As an added precaution, we periodically assess the reasonableness of these prices through other pricing services. If a market quotation or a valuation from the pricing service is not readily available for a particular security, we seek to value the security in good faith under procedures established by and under the general supervision of your Fund’s Board of Trustees.

Liquidity Risk Management – The SEC recently adopted Rule 22e-4 with the goal to reduce the risk that funds will be unable to meet shareholder requests to redeem shares without significantly reducing the value of other remaining shareholders’ investments in the fund. Your shareholder report now includes a Statement Regarding Liquidity Risk Management Program.

As always, thank you for your continued confidence in the Fund. We remain committed to our disciplined strategy as we manage your Fund, keeping in mind the trust you have placed in us.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide the highest level of double tax-free income possible as is consistent with preservation of capital while staying within self-imposed quality constraints. The Fund strives to accomplish this by constructing a diversified investment portfolio of investment-grade Rhode Island municipal securities. As an extra measure of credit protection to shareholders, some securities owned by the Fund are insured in an attempt to provide the timely payment of principal and interest when due. A maturity range of between 5 and 15 years has been maintained for the Fund’s portfolio to produce a reasonable level of income return with relatively high stability for the Fund’s share price. We intend to maintain a similar profile going forward. As of March 31, 2021, the portfolio had an average maturity of 8.82 years.

U.S. Economy

The U.S. economy has shown considerable resiliency. After contending with a pandemic that essentially shut down the economy for three months, economic growth rebounded to a level not previously seen. In addition, the country endured a contentious Presidential election and inauguration while maintaining considerable economic growth. While employment has returned to over half of pre-pandemic levels, unemployment remains about twice its pre-pandemic rate. Reopening of the economy has been spotty while fiscal stimulus and vaccinations appear to be the driving force behind the Biden Administration’s efforts to bring the unemployment rate back to pre-pandemic levels. The American Jobs Plan was recently introduced to help put people back to work while fixing the roads and bridges, public schools, water systems, and broadband, expanding public transit, and encouraging alternative energy. The aggressive plan has initially been given a $2 trillion price tag and is expected to be funded through higher corporate and personal income taxes. While the fate of this bill remains to be seen, additional stimulus during an economic recovery has many on edge about higher inflation and thus higher interest rates. In its initial draft, the plan has no municipal provisions, but these could be part of negotiations as the plan gets hammered out in Congress. The Federal Reserve (the “Fed”) in the meantime has kept monetary policy accommodative and has stated it has “resolute patience” with respect to keeping rates in this manner even if inflation should begin to move higher than its targeted level of 2%.

1  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Municipal Market

The municipal bond market had another good year in 2020, as falling supply and increased demand from investors who sought both tax-free income and taxable income kept yield spreads tight. While tax-exempt municipal bonds didn’t quite have the year their taxable brethren did in 2020, they enjoyed reasonable returns nonetheless. The lack of supply and the increased issuance of taxable municipal bonds to refund outstanding bond issues led to a tightening of spreads both at the beginning and the end of the year. In between these two periods, we saw spreads widen significantly as markets feared the worst as the pandemic took hold in the U.S. Just as quickly as the pandemic hit, we saw spreads snap back to pre-pandemic levels as the Fed and White House moved to assure the country that things would be all right. Concerns over potential tax law changes for both corporations and individuals took hold towards the end of 2020 causing municipal bonds to tighten even further. Both pre and post-election stimulus led municipal issuers to bring deals to market to lock in lower rates before the onset of potentially rising inflation. The recently passed American Rescue Plan included significant funding for state and local governments which should help fill current budget shortfalls and other costs arising from the pandemic. These funds arrived even as tax revenues have exceeded expectations in many states that have opened up their economies and have shown fiscal restraint during the past year.

Rhode Island Economy

Prior to the pandemic, the Rhode Island economy had reached its all-time high of 508.4 thousand Rhode Island-based workers. The State was one of the first to shut down during the pandemic, and as a result, the unemployment rate rose to a high of 17.4% in April 2020. This was also a time when several industries within Rhode Island were getting geared up for the summer tourist season. While the unemployment rate dropped from its April high, it remained in double digits through the summer and did not fall into the single digits until October 2020. During most of the pandemic, the State was operating without a budget, anticipating direction from the federal government for relief. Ultimately, a skinny budget was passed allowing for the State government to continue to operate until clarity from federal elections was finalized. Rhode Island also experienced a change in Governors during the first quarter of 2021. Former Governor, Gina Raimondo, was confirmed as Secretary of Commerce under the Biden Administration and Lieutenant Governor Dan McKee assumed the Governorship. Governor McKee, a former mayor, has been focused on getting small businesses back to work. He is challenged with filling a budget deficit somewhere north of $300 million for the current fiscal year. It is expected that the recently passed American Rescue Plan will provide funding to cover the shortfall. In addition, State revenues have come in higher than expected, while non-COVID related expenses have also come in under budget.

2  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Fund Performance

Returns for the Class Y Share of Aquila Narragansett Tax-Free Income Fund were 4.25% for the calendar year 2020, below the 4.58% return of the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Index”). For the fiscal year ending March 31, 2021, performance for the Fund’s Class Y Share class was 3.24%, also below the Index’s 4.47% return for the same period. (The Index, which does not include any operating expenses, is nationally oriented.) The Fund underperformed the Index due to having a higher than normal cash position. The high cash balance was a result of a lack of Rhode Island municipal bond supply and, at the pandemic’s outset, increased cash in anticipation of potential shareholder redemptions. Originally, the State planned to issue approximately $400 million in bonds during November for various infrastructure projects. This did not occur as Rhode Island was not prepared in time for the November election and the governor had not produced a current fiscal year budget. The referenda did not come to fruition until March 2021, through a special election to approve the bond proposal. Several issuers came to market during the second half of 2020 with refunding bonds that were federally taxable, causing some issues to be called or pre-refunded without corresponding new tax-free purchases. While this caused some performance drag, it was helpful during the first quarter of 2021 as intermediate and long-term interest rates began to rise. Purchases of new and secondary market issues at higher interest rates have helped keep the portfolio yield and income moving in the desired direction.

Outlook and Strategy

For the first time in many years, we are hearing concerns about inflation. While the Federal Reserve has said it will not let it get out of hand, the increased fiscal stimulus continues to stoke inflationary fears. Additional stimulus payments and increased vaccinations have provided people with a much-needed boost of confidence after a very stressful twelve months. Whether this translates into increased spending remains to be seen, but as economies open up, the urge to travel, take vacations, and increase discretionary purchases, has economists concerned about the broader inflationary impacts. During the pandemic, increased cash reserves and liquidity were encouraged. The impact of excess cash was detractive to overall performance, particularly while the Fed kept short-term interest rates near 0%. Longer-term rates have moved relatively higher, providing a much steeper yield curve than we saw over the past twelve months. The challenge now becomes, the attractiveness of extending bond maturities now or holding off to see if inflationary expectations and perhaps increased risk premium impact municipal bonds. Funds for state and local governments in the latest stimulus package should calm most fears of municipal credit deterioration; however, spreads could widen in sympathy with the broader credit market. We believe our current portfolio positioning provides for the opportunity to selectively extend maturity and potentially take advantage of additional yield curve steepening while maintaining sufficient liquidity to take advantage of higher rates and expected bond issuance during the remainder of the year A major part of our long-standing disciplined approach is to maintain a balance between the two. While analysis and decisions are made with the most current information available at the time, the tradeoff between current income and interest rate risk remains a portfolio manager’s challenge while considering the Fund’s hallmark of a relatively stable share price. Despite the potential for more volatile interest rates, we remain steadfast in our commitment to our shareholders in an attempt to provide value regardless of the market environment as we have since 1992.

3  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund (the “Fund”) for the 10-year period ended March 31, 2021 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 9/10/92
With Maximum Sales Charge	(1.00)%	1.75%	3.02%	4.28%
Without Sales Charge	3.09	2.59	3.44	4.43
Class C since 5/01/96
With CDSC*	1.21	1.73	2.56	3.24
Without CDSC	2.21	1.73	2.56	3.24
Class F since 11/30/18
No Sales Charge	3.27	N/A	N/A	4.54
Class I since 11/04/98
No Sales Charge	3.03	2.49	3.32	3.66
Class Y since 5/01/96
No Sales Charge	3.24	2.75	3.59	4.32
Bloomberg Barclays Intermediate Index	4.47	2.71	3.39	4.57	(Class A)
				4.35	(Class C & Y)
				4.74	(Class I)
				4.07	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5  |  Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Fund since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2021

6  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS MARCH 31, 2021

Principal Amount	General Obligation Bonds (27.6%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Barrington, Rhode Island
$ 1,120,000	2.500%, 08/01/25	Aa1/NR/NR	$ 1,147,702
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	999,895
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 MAC Insured	A1/AA/NR	1,767,550
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,517,882
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,459,401
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,164,676
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	713,018
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,698,788
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,151,886
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	509,791
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	509,885
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	841,660
	East Providence, Rhode Island Bond Anticipation Note
3,000,000	2.000%, 06/17/21 Series 2021-1	NR/SP-1+/NR	3,011,644
	East Providence, Rhode Island Tax Anticipation Note
2,500,000	2.000%, 07/29/21 Series 2021-1	NR/SP-1+/NR	2,515,231
	Hopkinton, Rhode Island
500,000	4.375%, 08/15/31	Aa3/NR/NR	506,929
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A2/AA/NR	1,074,953
1,020,000	3.700%, 06/01/33 Series A	A2/AA/NR	1,073,727
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,653,351
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,505,115
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,112,768

7  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	North Kingstown, Rhode Island
$ 720,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	$ 749,453
1,500,000	3.500%, 04/01/37 Series 2021 A	NR/AA+/NR	1,756,349
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	919,019
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	1,244,408
	Pawtucket, Rhode Island
1,010,000	4.000%, 11/01/25 AGMC Insured	A2/AA/A+	1,106,915
890,000	4.500%, 07/15/33 Series C AGMC Insured	A2/AA/NR	1,087,577
935,000	4.500%, 07/15/34 Series C AGMC Insured	A2/AA/NR	1,138,746
975,000	4.500%, 07/15/35 Series C AGMC Insured	A2/AA/NR	1,176,909
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,283,660
	Providence, Rhode Island
975,000	3.625%, 01/15/29 Series A AGMC Insured	A2/AA/A-	1,011,696
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A2/AA/A-	2,085,532
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A2/AA/A-	1,035,034
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
2,000,000	3.750%, 11/01/23 Series A	Aa2/AA/AA	2,178,959
2,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	2,307,471
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	2,156,222
2,500,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,976,996
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	2,145,419
2,000,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	2,196,288
1,150,000	4.000%, 10/15/24 Series B	Aa2/AA/AA	1,213,368
1,000,000	3.250%, 10/15/31 Series B	Aa2/AA/AA	1,027,481
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,729,126
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,221,520
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,305,529

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Richmond, Rhode Island
$ 1,020,000	3.000%, 08/01/24	Aa3/NR/NR	$ 1,070,429
	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,349,257
	Warwick, Rhode Island
2,000,000	4.000%, 08/01/22 Series 2015 B AGMC Insured	NR/AA/NR	2,095,117
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,294,680
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	Baa1/AA/NR	942,146
	Total General Obligation Bonds		70,741,158

	Revenue Bonds (62.5%)
	Development (9.2%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A2/AA/NR	3,407,737
3,000,000	4.000%, 09/15/35 Series A AGMC Insured	A2/AA/NR	3,398,129
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A2/AA/NR	1,966,113
	Rhode Island Convention Center Authority Refunding
8,000,000	4.000%, 05/15/23 Series A	A1/AA-/AA-	8,559,358
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	1,086,753
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	979,392
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	1,167,598

9  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Development (continued)
	Rhode Island Infrastructure Bank Efficient Buildings Fund, Green Bonds
$ 1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	$ 1,345,098
1,555,000	3.000%, 10/01/37 Series 2020 A	NR/AA/NR	1,687,726
	Total Development		23,597,904

	Healthcare (2.7%)
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,160,264
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,144,319
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,427,078
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,993,792
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,179,582
	Total Healthcare		6,905,035

	Higher Education (6.5%)
	Rhode Island Health and Education Building Corp., Higher Educational Facility
2,500,000	5.000%, 09/15/30 Series 2010 A AGMC Insured	Aa3/NR/NR	2,507,849
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,000,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	2,287,915
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Bryant University
1,000,000	5.000%, 06/01/32 Series 2014	A2/A/NR	1,129,259
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
1,000,000	4.000%, 11/01/31 Series 2012	A2/A/NR	1,014,889
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,778,853

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
$ 1,000,000	3.500%, 08/15/30 Series B AGMC Insured	A1/AA/NR	$ 1,044,411
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,170,305
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	568,750
2,650,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	2,979,250
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,151,243
	Total Higher Education		16,632,724

	Housing (7.1%)
	Rhode Island Housing & Mortgage Finance Corp. Home Funding
850,000	3.450%, 04/01/35 Series 5	Aa2/NR/NR	863,742
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
250,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	263,058
2,000,000	2.100%, 10/01/35 Series 73 A	Aa1/AA+/NR	2,016,110
2,000,000	2.300%, 10/01/40 Series 73 A	Aa1/AA+/NR	2,008,379
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	816,724
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	1,060,525
1,750,000	2.150%, 10/01/40 Series 2021 1-B	Aa2/NR/NR	1,723,736
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
1,500,000	0.450%***, 10/01/40 Series 2021 1-A (Mandatory Tender Date 10/01/23)	Aa2/NR/NR	1,500,489

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (continued)
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
$ 2,500,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	$ 2,507,456
2,000,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	2,006,588
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,325,218
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,029,392
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,046,727
	Total Housing		18,168,144

	Public School (23.3%)
	Rhode Island Health and Education Building Corp., Public Schools Financing Program
795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	936,183
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,913,664
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,745,732
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,029,362
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,027,277
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,293,510
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,021,556

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
$ 1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	$ 1,120,169
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Lincoln
1,610,000	4.000%, 05/15/35 Series 2020 B	Aa2/NR/AAA	1,959,404
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,738,621
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
1,000,000	4.000%, 05/15/27 Series 2013 C	NR/AA+/NR	1,037,005
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingston
370,000	4.000%, 05/15/29 Series 2021 A	NR/AA+/NR	451,299
405,000	4.000%, 05/15/30 Series 2021 A	NR/AA+/NR	498,615
355,000	3.000%, 05/15/33 Series 2021 A	NR/AA+/NR	402,504
415,000	3.000%, 05/15/34 Series 2021 A	NR/AA+/NR	466,365
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
1,100,000	4.500%, 11/15/22 Series 2013 I	Aa3/AA-/NR	1,171,615
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	911,940
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	637,209
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	634,749
500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	632,527
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	587,069

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
$ 1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	$ 1,720,095
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,178,266
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,224,307
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,272,510
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	2,530,606
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,534,142
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue
445,000	5.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	561,637
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,427,446
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,992,255
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
1,000,000	3.500%, 05/15/24 Series 2015 A AGMC Insured	Aa3/AA/NR	1,084,453
3,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	3,299,411
1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	1,665,834
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,200,171

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
$ 1,000,000	4.250%, 05/15/21 Series 2007 B AGMC Insured	A2/AA/NR	$ 1,002,649
2,000,000	4.500%, 05/15/22 Series 2013 A	Aa3/NR/NR	2,091,498
2,000,000	4.500%, 05/15/23 Series 2013 A	Aa3/NR/NR	2,169,585
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,163,882
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	1,181,982
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,138,692
800,000	3.500%, 05/15/26 Series B MAC Insured	NR/AA/NR	869,382
1,340,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	1,581,622
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	616,551
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	612,172
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	607,867
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of South Kingstown
780,000	3.500%, 05/15/34 Series 2020A	Aa1/NR/NR	900,539
	Total Public School		59,843,929

	Transportation (4.6%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 2016 Series D	Baa1/A-/BBB+	736,414
1,015,000	5.000%, 07/01/37 2016 Series D	Baa1/A-/BBB+	1,174,025

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
$ 1,425,000	5.000%, 07/01/24 Series 2018	Baa1/BBB+/NR	$ 1,603,424
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,802,894
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24 Series 2016 A	A2/AA-/NR	2,061,126
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,203,750
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A-/BBB+	1,094,753
2,000,000	4.000%, 07/01/24 Series B	Baa1/A-/BBB+	2,140,547
	Total Transportation		11,816,933

	Turnpike/Highway (2.0%)
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,407,566
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,658,532
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,101,301
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A	352,926
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A	351,822
345,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A	403,426
	Total Turnpike/Highway		5,275,573

	Water and Sewer (6.2%)
	Narragansett, Rhode Island Bay Commission Wastewater System
3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	3,486,025
	Rhode Island Clean Water Finance Agency, Water Pollution Control Bonds
3,000,000	4.375%, 10/01/21 Series 2002 B NPFG Insured	Aaa/AAA/AAA	3,062,519

16 |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
$ 1,085,000	3.500%, 10/01/25	NR/AAA/AAA	$ 1,192,900
1,000,000	3.750%, 10/01/33	NR/AAA/AAA	1,056,424
1,000,000	3.750%, 10/01/34	NR/AAA/AAA	1,055,348
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A/NR	2,049,364
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,909,546
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	582,761
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	534,177
	Total Water and Sewer		15,929,064

	Other Revenue (0.9%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A2/AA/NR	2,375,659
	Total Revenue Bonds		160,544,965

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (6.0%)††
	Healthcare (0.2%)
	Rhode Island Health & Education Building Corp., Hospital Financing (Care New England)
500,000	5.000%, 09/01/22 Series 2013 A ETM	NR/NR/NR*	534,403

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (4.2%)
	Rhode Island Health and Education Building Corp., Bryant University
$ 1,115,000	4.500%, 12/01/27 Series 2011	NR/A/NR	$ 1,146,917
1,455,000	4.750%, 12/01/29 Series 2011	NR/A/NR	1,499,032
1,000,000	5.000%, 12/01/30 Series 2011	NR/A/NR	1,031,900
1,425,000	5.000%, 12/01/31 Series 2011	NR/A/NR	1,470,457
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design
3,000,000	3.500%, 06/01/29 Series 2012	A1/NR/A+	3,113,138
2,500,000	4.000%, 06/01/31 Series 2012	A1/NR/A+	2,609,591
	Total Higher Education		10,871,035

	Public School (1.4%)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,000,000	5.000%, 05/15/26 Series 2011 B	Aa3/NR/NR	1,005,465
	Rhode Island Health and Education Building Corp., Public School Financing Program, East Greenwich
1,000,000	3.375%, 05/15/30	Aa1/AA+/NR	1,036,017
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingstown
1,500,000	3.750%, 05/15/28 Series 2013 A	Aa2/AA+/NR	1,560,269
	Total Public School		3,601,751

18  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Other Revenue (0.2%)
	State of Rhode Island Depositors Economic Protection Corp.
$ 250,000	5.750%, 08/01/21 Series A AGMC Insured ETM	NR/NR/NR*	$ 253,987
215,000	6.375%, 08/01/22 Series A NPFG Insured ETM	NR/NR/NR*	230,612
	Total Other Revenue		484,599
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		15,491,788
	Total Municipal Bonds (cost $234,270,555)		246,777,911

Shares	Short-Term Investment (3.6%)
9,252,049	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.02%** (cost $9,252,049)	Aaa-mf/AAAm/NR	9,252,049

	Total Investments (cost $243,522,604-note 4)	99.7%	256,029,960
	Other assets less liabilities	0.3	830,557
	Net Assets	100.0%	$ 256,860,517

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA and SP-1+ of S&P or Fitch	12.0%
Pre-refunded bonds\ ETM bonds††	6.3
Aa of Moody's or AA of S&P or Fitch	68.3
A of Moody's or S&P or Fitch	9.7
BBB of S&P or Fitch	3.7
100.0%

19  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond's originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

20  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2021

ASSETS
Investments at value (cost $243,522,604)	$256,029,960
Interest receivable	2,847,255
Receivable for Fund shares sold	333,098
Other assets	29,641
Total assets	259,239,954

LIABILITIES
Payable for investment securities purchased	1,747,320
Dividends payable	202,597
Payable for Fund shares redeemed	200,919
Management fees payable	92,319
Distribution and service fees payable	464
Accrued expenses payable	135,818
Total liabilities	2,379,437
NET ASSETS	$256,860,517

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$233,128
Additional paid-in capital	245,051,531
Total distributable earnings	11,575,858
$256,860,517
CLASS A
Net Assets	$125,401,460
Capital shares outstanding	11,380,969
Net asset value and redemption price per share	$11.02
Maximum offering price per share* (100/97 of $11.02)	$11.36

CLASS C
Net Assets	$2,958,506
Capital shares outstanding	268,489
Net asset value and offering price per share	$11.02

CLASS F
Net Assets	$2,119,175
Capital shares outstanding	192,687
Net asset value, offering and redemption price per share	$11.00

CLASS I
Net Assets	$334,557
Capital shares outstanding	30,345
Net asset value, offering and redemption price per share	$11.03

CLASS Y
Net Assets	$126,046,819
Capital shares outstanding	11,440,322
Net asset value, offering and redemption price per share	$11.02

*  Maximum sales rate reduced to 3% on September 1, 2020.

See accompanying notes to financial statements.

21  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2021

Investment Income
Interest income		$7,016,194

Expenses
Management fee (note 3)	$1,243,754
Distribution and service fee (note 3)	226,249
Transfer and shareholder servicing agent fees	137,349
Legal fees	102,180
Fund accounting fees	62,357
Registration fees and dues	52,867
Trustees’ fees and expenses (note 7)	52,549
Shareholders’ reports	28,862
Auditing and tax fees	23,300
Insurance	11,780
Custodian fees	11,557
Credit facility fees (note 10)	8,609
Compliance services (note 3)	8,052
Miscellaneous	21,701
Total expenses	1,991,166

Management fee waived (note 3)	(188,823)
Net expenses		1,802,343
Net investment income		5,213,851

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	3,597
Change in unrealized appreciation on investments	2,304,829

Net realized and unrealized gain (loss) on investments		2,308,426
Net change in net assets resulting from operations		$7,522,277

See accompanying notes to financial statements.

22  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income	$5,213,851	$5,471,835
Net realized gain (loss) from securities transactions	3,597	46,298
Change in unrealized appreciation on investments	2,304,829	3,504,047
Change in net assets resulting from operations	7,522,277	9,022,180

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,490,385)	(2,662,064)

Class C Shares	(51,430)	(86,697)

Class F Shares	(40,692)	(27,071)

Class I Shares	(5,148)	(4,433)

Class Y Shares	(2,626,117)	(2,691,539)
Change in net assets from distributions	(5,213,772)	(5,471,804)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	35,270,200	35,268,763
Reinvested dividends and distributions	2,704,757	2,779,850
Cost of shares redeemed	(27,296,504)	(25,495,217)
Change in net assets from capital share transactions	10,678,453	12,553,396

Change in net assets	12,986,958	16,103,772

NET ASSETS:
Beginning of period	243,873,559	227,769,787
End of period	$256,860,517	$243,873,559

See accompanying notes to financial statements.

23  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2021

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Narragansett Tax-Free Income Fund. Narragansett Tax-Free Income Fund transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Narragansett Tax-Free Income Fund on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Narragansett Tax-Free Income Fund received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$9,252,049
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	246,777,911
Level 3 – Significant Unobservable Inputs	—
Total	$256,029,960
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

Citizens Investment Advisors, a department of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For the year ended March 31, 2021 for its services, the Sub-Adviser was entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets. The Sub-Advisor has contractually agreed to waive its fee through September 30, 2021 such that its annual rate shall be equivalent to 0.175% on the Fund’s net assets.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2021, the Fund incurred management fees of $1,243,754 of which $188,823 was waived, which included supplemental fee waivers of $139,073 above and beyond the contractual expense cap. These waivers are not reimbursable.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2021, distribution fees on Class A Shares amounted to $183,009, of which the Distributor retained $11,976.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $32,225. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $10,742. The total of these payments with respect to Class C Shares amounted to $42,967, of which the Distributor retained $12,211.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2021, these payments were made at the average annual rate of 0.35% of such net assets amounting to $955 of which $273 related to the Plan and $682 related to the Shareholder Services Plan.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2021, total commissions on sales of Class A Shares amounted to $103,121, of which the Distributor received $18,697.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2021, purchases of securities and proceeds from the sales of securities aggregated $19,259,938 and $15,984,175, respectively.

At March 31, 2021, the aggregate tax cost for all securities was $243,522,404. At March 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $12,577,670 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $70,114 for a net unrealized appreciation of $12,507,556.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2021, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,384,257	$15,336,700	1,098,336	$11,977,410
Reinvested dividends and distributions	166,372	1,839,025	181,550	1,983,762
Cost of shares redeemed	(1,132,393)	(12,497,593)	(1,059,290)	(11,524,535)
Net change	418,236	4,678,132	220,596	2,436,637

Class C Shares
Proceeds from shares sold	30,025	330,537	37,733	410,890
Reinvested dividends and distributions	2,239	24,745	2,967	32,392
Cost of shares redeemed	(267,530)	(2,965,728)	(197,211)	(2,145,383)
Net change	(235,266)	(2,610,446)	(156,511)	(1,702,101)

Class F Shares
Proceeds from shares sold	62,780	694,281	87,575	955,535
Reinvested dividends and distributions	3,690	40,719	2,477	27,072
Cost of shares redeemed	(11,740)	(129,597)	(7,633)	(83,055)
Net change	54,730	605,403	82,419	899,552

Class I Shares
Proceeds from shares sold	8,435	93,459	6,228	68,180
Reinvested dividends and distributions	416	4,603	277	3,034
Cost of shares redeemed	(978)	(10,854)	(2,989)	(32,597)
Net change	7,873	87,208	3,516	38,617

Class Y Shares
Proceeds from shares sold	1,698,846	18,815,223	2,001,097	21,856,748
Reinvested dividends and distributions	71,986	795,665	67,097	733,590
Cost of shares redeemed	(1,057,097)	(11,692,732)	(1,076,176)	(11,709,647)
Net change	713,735	7,918,156	992,018	10,880,691
Total transactions in Fund shares	959,308	$10,678,453	1,142,038	$12,553,396

29  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

7. Trustees’ Fees and Expenses

At March 31, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2021 was $52,549. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2021, the Fund had capital loss carry forwards of $988,637 of which $791,682 retains its character of short-term and $196,955 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$5,211,017	$5,380,416
Ordinary Income	2,755	91,388
	$5,213,772	$5,471,804

30  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	259,536
Accumulated net realized loss	(988,637)
Unrealized appreciation	12,507,556
Other temporary differences	(202,597)
$11,575,858

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended March 31, 2021.

31  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

11. Recent Events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low or negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

32  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.26	0.27	0.28
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.34	0.42	0.43	0.23	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.23)	(0.25)	(0.26)	(0.27)	(0.28)
Net asset value, end of period	$11.02	$10.91	$10.74	$10.57	$10.61
Total return (not reflecting sales charge)	3.09%	3.89%	4.18%	2.18%	(0.30)%
Ratios/supplemental data
Net assets, end of period (in millions)	$125	$120	$115	$116	$127
Ratio of expenses to average net assets	0.78%	0.79%	0.79%	0.76%	0.77%
Ratio of net investment income to average net assets	2.04%	2.25%	2.51%	2.53%	2.58%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.86%	0.87%	0.86%	0.84%	0.85%
Ratio of net investment income to average net assets	1.96%	2.17%	2.43%	2.45%	2.50%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

33  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income (1)	0.13	0.15	0.17	0.18	0.19
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.24	0.32	0.34	0.14	(0.12)
Less distributions (note 9):
Dividends from net investment income	(0.13)	(0.15)	(0.17)	(0.18)	(0.19)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.13)	(0.15)	(0.17)	(0.18)	(0.19)
Net asset value, end of period	$11.02	$10.91	$10.74	$10.57	$10.61
Total return (not reflecting sales charge)	2.21%	3.01%	3.30%	1.31%	(1.14)%
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$5	$7	$9	$12
Ratio of expenses to average net assets	1.64%	1.65%	1.63%	1.61%	1.61%
Ratio of net investment income to average net assets	1.20%	1.41%	1.66%	1.68%	1.72%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.71%	1.73%	1.71%	1.69%	1.69%
Ratio of net investment income to average net assets	1.13%	1.33%	1.58%	1.60%	1.64%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.24
Total from investment operations	0.35	0.43	0.33
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.26)	(0.09)
Distributions from capital gains	—	—	—
Total distributions	(0.24)	(0.26)	(0.09)
Net asset value, end of period	$11.00	$10.89	$10.72
Total return	3.27%	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.60%	0.61%	0.63%(3)
Ratio of net investment income to average net assets	2.21%	2.41%	2.58%(3)
Portfolio turnover rate	7%	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.68%	0.69%	0.71%(3)
Ratio of net investment income to average net assets	2.13%	2.33%	2.50%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

35  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.56	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.21	0.23	0.26	0.26	0.26
Net gain (loss) on securities (both realized and unrealized)	0.12	0.17	0.18	(0.05)	(0.31)
Total from investment operations	0.33	0.40	0.44	0.21	(0.05)
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.23)	(0.26)	(0.26)	(0.26)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.21)	(0.23)	(0.26)	(0.26)	(0.26)
Net asset value, end of period	$11.03	$10.91	$10.74	$10.56	$10.61
Total return	3.03%	3.74%	4.24%	1.95%	(0.45)%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3	$0.2	$0.2	$0.1	$0.1
Ratio of expenses to average net assets	0.93%	0.94%	0.83%	0.89%	0.90%
Ratio of net investment income to average net assets	1.89%	2.10%	2.47%	2.41%	2.43%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.00%	1.02%	0.91%	0.97%	0.98%
Ratio of net investment income to average net assets	1.81%	2.02%	2.39%	2.33%	2.35%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

36  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.74	$10.57	$10.61	$10.92
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.29	0.30
Net gain (loss) on securities (both realized and unrealized)	0.11	0.17	0.17	(0.04)	(0.31)
Total from investment operations	0.35	0.43	0.45	0.25	(0.01)
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.26)	(0.28)	(0.29)	(0.30)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.24)	(0.26)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$11.02	$10.91	$10.74	$10.57	$10.61
Total return	3.24%	4.05%	4.34%	2.34%	(0.15)%
Ratios/supplemental data
Net assets, end of period (in millions)	$126	$117	$105	$106	$104
Ratio of expenses to average net assets	0.63%	0.64%	0.64%	0.61%	0.62%
Ratio of net investment income to average net assets	2.19%	2.40%	2.66%	2.69%	2.73%
Portfolio turnover rate	7%	6%	9%	4%	12%

Expense and net investment income ratios without the effect of the contractual expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.71%	0.72%	0.72%	0.69%	0.70%
Ratio of net investment income to average net assets	2.11%	2.32%	2.58%	2.61%	2.65%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Narragansett Tax-Free Income Fund

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

38  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair of the Board of Trustees of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2003-2020, President of The Cascades Trust 1998-2020 and Trustee of the Cascades Trust 1994-2020

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

39  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University, 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

40  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

41  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

42  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

43  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019	Vice President of all funds in the Aquila Group of Funds since 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since 2019, Vice President, Marketing Communication and Data Manager, 2010 –2019.

Nicholas R. Stewart Louisville, KY (1990)	Vice President of Aquila Municipal Trust since March 2021	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2021; Regional Sales Manager and registered representative of the Distributor since February 2021; Vice President, Account Manager, 2019-2020 and Senior Account Associate, 2016-2019, PIMCO Investments LLC; Product Specialist, Hilliard Lyons, 2015-2016.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

44  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

45  |  Aquila Narragansett Tax-Free Income Fund

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/20	Ending(1) Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Ending Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Net Annualized Expense Ratio
A	$1,000	$1,005.40	$3.80	$1,021.14	$3.83	0.76%
C	$1,000	$1,001.10	$8.03	$1,016.90	$8.10	1.61%
F	$1,000	$1,006.30	$2.90	$1,022.04	$2.92	0.58%
I	$1,000	$1,004.70	$4.50	$1,020.44	$4.53	0.90%
Y	$1,000	$1,006.10	$3.05	$1,021.89	$3.07	0.61%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

46  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $5,211,017 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

47  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CITIZENS INVESTMENT ADVISORS,

A DEPARTMENT OF CITIZENS BANK, N. A.

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RIAR-0521

Annual Report March 31, 2021

Aquila Tax-Free Fund of Colorado “It has been Quite the Year” Serving Colorado investors since 1987

May, 2021

Dear Fellow Shareholder:

More than likely, you became a fellow shareholder based on our Fund’s investment objective, which is to provide as high a level of double tax-free income as is consistent with preservation of capital.

The COVID-19 pandemic brought a lot of uncertainty to the U.S. beginning in March 2020. Given that uncertainty oftentimes results in market volatility, you may have wondered how the Aquila Group of Funds handles changes in the market and potential volatility. And, are there any regulatory safeguards related to investments in the Fund?

Let’s begin with your Fund’s investment strategy. By design, the investment strategy we formulated with our first municipal bond fund back in 1985 was designed with potential market volatility in mind. This strategy includes:

High-Quality Investments -- When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans. You may be aware that organizations such as Moody’s, S&P, and Fitch register with the U.S. Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs uses a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability to pay interest as well as a bond’s face value at maturity. This review process continues through routine ongoing analysis and evaluation. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools. Our goal with the Aquila Group of Funds is, as feasible, to conduct our own review and ongoing monitoring of securities in which your Fund invests.

Intermediate maturities – Our goal with maintaining an average intermediate maturity is to limit volatility with any change in interest rates.

Diversification -- This part of our strategy is quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, we have sought to invest, on behalf of our shareholders, in as many types of projects as possible throughout the state. This limits exposure in any particular situation (and, it enhances the quality of life throughout the state by financing worthy municipal projects).

NOT A PART OF THE ANNUAL REPORT

Local Expertise -- In line with our guiding principles, we have always believed that local makes a real difference. With portfolio investment professionals that generally reside in the states in which we invest, we don’t have to read about issues affecting the state, because we have our local eyes and ears. Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions.

Now, let’s talk about regulatory safeguards related to investments in the Fund – of course, please bear in mind that past performance is no guarantee of future results. Mutual funds are highly regulated in large part because they are one of the primary savings and investment vehicles for U.S. investors. The Investment Company Act of 1940 (the “1940 Act”) -- an act of Congress that regulates mutual funds -- is enforced and regulated by the SEC, whose mission includes protecting investors. Two important areas of focus by the SEC and your Fund’s management are as follows:

Portfolio Valuation – Your Fund’s portfolio securities are valued based upon information provided by a nationally prominent independent pricing service. As an added precaution, we periodically assess the reasonableness of these prices through other pricing services. If a market quotation or a valuation from the pricing service is not readily available for a particular security, we seek to value the security in good faith under procedures established by and under the general supervision of your Fund’s Board of Trustees.

Liquidity Risk Management – The SEC recently adopted Rule 22e-4 with the goal to reduce the risk that funds will be unable to meet shareholder requests to redeem shares without significantly reducing the value of other remaining shareholders’ investments in the fund. Your shareholder report now includes a Statement Regarding Liquidity Risk Management Program.

As always, thank you for your continued confidence in the Fund. We remain committed to our disciplined strategy as we manage your Fund, keeping in mind the trust you have placed in us.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

U.S. Economy

Last spring, the onset of the pandemic led the U.S. economy into recession following an unprecedented, almost overnight, shutdown. Unlike previous recessions, asset markets continued to gain value and corporate incomes have largely held steady. The recovery will be driven by states continuing to reopen as more people become vaccinated, and money enters the economy through the third federal stimulus, the $1.9 trillion American Rescue Plan, and the potential $2 trillion American Jobs Plan infrastructure proposal. Consumer spending increased considerably faster in the first quarter of 2021 than in the fourth quarter of last year due to federal stimulus payments. U.S. households currently have a high rate of savings and are likely to spend on travel and leisure due to pent-up demand. Gross Domestic Product (“GDP”) is expected to grow at a faster pace in the first quarter of 2021 than the 4.3% rate in the fourth quarter of last year. Almost 20% of the U.S. population was fully vaccinated at the end of March, which will likely fuel economic growth for the remainder of 2021. Additional economic shutdowns due to a resurgence in infections could, however, be detrimental to growth.

U.S. stocks continued to rise and ended March at all-time highs from the record high at the end of 2020. Yields are rising amidst increased inflation fears, but confidence in stronger growth is also higher. Markets are anticipating strong consumer spending as vaccination rates increase and lockdowns are loosened. This can already be seen in travel bookings, airport embarkations, Uber and Lyft trips as well as restaurant reservations. People are ready to get out of their homes and socialize. This bodes well for the reopening trade, but with demand increasing at such a rapid pace, and supply chains under enormous pressure to recover from the pandemic shutdown, it does call into question the impact of increasing government deficit spending, the Federal Reserve’s adherence to very low interest rates and a market that is thinking about real inflation for the first time in over a decade.

Municipal Market

Changes in the tax code and recent municipal performance have continued to foster investor demand for municipal bonds.  The desirability of the asset class has resulted in tight credit spreads, low relative ratios and low absolute yields.  While the Biden Administration’s spending plans are expected to boost economic growth and bond yields, we do not anticipate this will reverse the course of aggressive demand.  Furthermore, the Biden Administration’s tax agenda could further increase demand for tax-exempt municipal bonds.

Since January, 10-year Treasury market yields have soared over 80 basis points (a basis point is one hundredth of one percent), hitting a peak of 1.77% on March 30th, fueled by speculation about the inflationary impact of government spending combined with monetary stimulus.  Municipal yields have followed U.S. Treasury securities, although at a slower pace due to strong investor demand for municipal bonds.  10-year municipal bonds as a percentage of 10-year U.S. Treasuries have risen off a low of 55% and are currently yielding 61% of U.S. Treasuries, which is 33% below the 5-year average of 94%.

1  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Municipal credit spreads (the difference in yield between Baa-rated bonds and Aaa-rated bonds) on 10-year bonds have tightened further over the quarter ended March 31st, while spreads on A-rated bonds remained unchanged.  This is an indication of increased investor confidence in municipal credit at the lower end of the investment- grade spectrum, following a period of widening during the pandemic.  Credits in the A-range were less affected since they were already priced to tight credit spreads and they were not as affected by credit fears created by the pandemic.  Much of the increased confidence is due to the Biden Administration’s proposed infrastructure spending plan and to the pandemic’s limited impact on municipal credit ratings.  The American Jobs Plan proposes an unprecedented $2.3 trillion in proposed infrastructure spending with schools, water, electric, health care, public transit and airports all benefitting from the proposal.

Colorado Bond Market and Economy

Colorado’s economy expanded through February. Revenue collections have been higher than expected, and a third round of federal stimulus, combined with increased vaccine distributions, lead to an upgrade of the economic outlook for 2021. Retail sales have rebounded to record highs as the pandemic has shifted consumer spending from services to goods and online purchases have significantly increased. The additional federal stimulus package is expected to support consumer activity over the next year. The Federal Reserve Bank of Kansas City index of business activity climbed rapidly into expansionary territory at the end of 2020, continuing into February 2021, after contracting to levels below those experienced during the Great Recession. According to the Colorado Secretary of State’s Office, over 38,000 businesses dissolved during 2020, an increase of 9.6% from 2019. The U.S. Bureau of Labor Statistics reports that the State’s unemployment rate has stayed constant for two months at 6.6% in February. As of January, Colorado had gained 57% of the jobs lost during the pandemic.

According to the Colorado Legislative Council’s (“CLC”) March 2021 economic forecast, Colorado's economy is anticipated to decrease by $150 million in 2021, due to the impacts the pandemic is expected to have on individual and corporate income tax revenue, while sales tax revenue is expected to slightly increase. Colorado’s 2020 general fund revenues totaled $12.9 billion, up 2.4% from fiscal year 2019. General fund revenues are expected to fall 1.1% in fiscal year 2021 and then rebound 8.5% in fiscal year 2022 to $13.8 billion. Household finances are strong, as wages and salaries continue to increase and exceeded pre-pandemic levels in January. Increased savings, two additional rounds of federal stimulus, and record low household debt levels are expected to increase consumer spending in Colorado. The State received $2.2 billion in federal aid via the Coronavirus Aid, Relief, and Economic Security Act and is expected to receive $4.0 billion from the $1.9 trillion American Rescue Plan passed by Congress.

2  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Overall, 2020 was another strong year for municipal bond issuance in Colorado. It was the third-highest year of tax-exempt issuance, and the third year above $8.0 billion, even with the elimination of tax-exempt advance refundings in 2018. Almost 21% of issuance occurred from metropolitan districts, a riskier sector with historically lower credit quality than school districts or municipalities. The State accounted for almost 25% of issuance, and the City and County of Denver accounted for approximately 10% of 2020 tax-exempt issuance. Demand continued to be strong as new municipal issues were several times oversubscribed, resulting in repricing to lower yields. Issuance over the year was highlighted by several transactions, in which the Fund participated, including $240 million Jefferson County School District General Obligation Bonds, $201 million City of Colorado Springs Utilities System Revenue Bonds and $167 million E-470 Public Highway Authority Senior Revenue Bonds.

Colorado tax-exempt, non-AMT, issuance in the first quarter of 2021 increased approximately 65% to $2.5 billion compared to $1.5 billion for the first quarter of 2020. We expect that the majority of issuance in 2021 will be in the form of new money general obligation bonds issued by school districts, especially over the first half of the year. This issuance will be largely driven by the November 2020 general election, during which voters approved $1.6 billion in general obligation bonds across the State, compared to the November 2019 election, which saw $1.0 billion of issuance approved. Colorado voters approved Amendment B, which repealed the Gallagher Amendment by locking the residential property tax assessment rate at 7.15% for residential properties, and Proposition 116, a measure reducing the state income tax rate from 4.63% to 4.55%. The majority of the bonds approved were for school districts making capital improvements to existing facilities and construction of new facilities.

At the end of March 2021, over 44% of the Fund’s bond holdings are allocated to general obligation bonds that rely on property taxes for repayment.  We do not see any material immediate credit risks for these credits given the stability of the property tax-funded revenue model and a lack of exposure to significant coronavirus-related expenditure increases for most of these bonds. Property tax collections in Colorado have been robust over the past year and property values have continued to appreciate. There are certain credits and sectors where we expect to see limited distress, including higher education, health care, transportation and bonds backed by sales tax revenue.

Fund Performance, Outlook and Strategy

The table in the Performance Report section of this Annual Report provides Aquila Tax-Free Fund of Colorado’s (the “Fund”) total return performance information for the one-year, five-year and ten-year and since-inception periods ended March 31, 2021 compared to the performance of the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”), the Fund’s benchmark.

3  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The total return for the Class A share of the Fund at net asset value (“NAV”) was 2.48% for the fiscal year ended March 31, 2021, compared to 4.47% for the Bloomberg Barclays Intermediate Index. The portfolio was positioned to withstand the market response to the first three months of the pandemic. The shorter duration, higher credit quality, overweight position in pre-refunded securities, and underweighted positions in health care and transportation sectors all contributed to favorable Fund performance versus the Bloomberg Barclays Intermediate Index. During the remaining nine months of the period, where we experienced a sharp reversal of market conditions, these same portfolio characteristics became a headwind to the Fund’s total return performance versus the Bloomberg Barclays Intermediate Index. As the market recovered and demand for municipal securities outweighed supply, we saw a return to the “risk-on” behavior in the municipal market where investors focused on lower credit quality, riskier sectors and longer maturity securities to reach for yield. While our overweight exposure to pre-refunded securities detracted from performance compared to the Bloomberg Barclays Intermediate Index, this sector also contributed significantly to the yield, credit strength, and liquidity of the Fund’s portfolio.

We have been reinvesting maturing bond proceeds and new money in the 10 to 15-year maturity range as the municipal yield curve remains positively sloped and the Fund’s portfolio has balanced exposure to maturities up to that range. Maturity and duration may slightly lengthen. Furthermore, given the uncertainty of our current economic and health conditions, pre-refunded holdings could, once again, provide stability. We also continue to emphasize high-grade credits and review any special situations that may offer the opportunity to add additional yield through our credit expertise and proprietary research.

The Fund continues to hold, approximately 92% of its investment portfolio in AA or higher credit quality bonds, due to currently narrow credit spreads in the municipal market. Considering the current status of economic conditions, if credit spreads widen, we would consider strategically adding lower investment-grade holdings to provide greater value. Similarly, should the yield curve steepen, we would consider slightly lengthening duration to take advantage of higher interest rates.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

4  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado (the “Fund”) for the 10-year period ended March 31, 2021 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(1.62)%	1.06%	2.82%	4.63%
Without Sales Charge	2.48	1.88	3.24	4.76
Class C since 4/30/96
With CDSC*	0.51	0.94	2.27	2.89
Without CDSC	1.51	0.94	2.27	2.89
Class Y since 4/30/96
No Sales Charge	2.53	1.92	3.28	4.00
Bloomberg Barclays Intermediate Index	4.47	2.71	3.39	5.06	(Class A)
				4.35	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund of Colorado:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund of Colorado (the “Fund”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2021

7  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS MARCH 31, 2021

Principal Amount	General Obligation Bonds (40.3%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (0.4%)
	Englewood, Colorado
$ 1,000,000	5.000%, 12/01/30	NR/AA+/NR	$ 1,259,087

	Metropolitan District (1.4%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series A-1
2,600,000	5.000%, 12/01/25	NR/NR/AA-	2,751,380
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior Series B-1
1,000,000	5.000%, 12/01/25	Aa3/NR/NR	1,190,005
	Total Metropolitan District		3,941,385

	School Districts (38.0%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa1/AA/NR	3,500,304
1,000,000	5.000%, 12/15/25	Aa1/AA/NR	1,206,742
1,435,000	5.000%, 12/15/29	Aa1/AA/NR	1,771,696
1,000,000	5.500%, 12/15/31	Aa1/AA/NR	1,322,512
3,150,000	5.000%, 12/15/32	Aa1/AA/NR	3,861,509
	Adams & Arapahoe Counties, Colorado Joint School District #28J
4,125,000	5.000%, 12/01/30	Aa1/NR/AA	5,069,695
	Adams & Weld Counties, Colorado School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA/NR	1,112,747
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,157,969
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,165,657
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,267,840
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,644,905
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,447,034
	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,758,209
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,218,873

8  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Boulder, Larimer & Weld Counties, Colorado Series A
$ 2,000,000	5.000%, 12/15/24	Aa1/AA+/NR	$ 2,335,943
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa1/AA+/NR	2,465,498
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J Series C
1,000,000	5.000%, 12/15/29	Aa1/AA+/NR	1,230,870
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,840,644
	Denver, Colorado City & County School District No. 1
3,000,000	4.000%, 12/01/26	Aa1/AA+/AA+	3,071,138
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,463,007
1,000,000	5.000%, 12/01/32	Aa1/AA+/AA+	1,335,940
	Denver, Colorado City & County School District No. 1 Series B
2,000,000	5.000%, 12/01/25	Aa1/AA+/AA+	2,331,315
4,000,000	5.000%, 12/01/27	Aa1/AA+/AA+	4,648,374
	Douglas County, Colorado School District No. RE-1, Douglas & Elbert Counties Series B
3,000,000	5.000%, 12/15/31	Aa1/NR/AA+	3,862,334
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,170,000	5.000%, 12/01/25	Aa1/AA/NR	1,315,733
1,000,000	5.000%, 12/01/29	Aa1/AA/NR	1,231,504
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,565,723
	El Paso County, Colorado School District #20 Refunding
1,945,000	4.375%, 12/15/23	Aa1/NR/NR	2,000,860
2,255,000	5.000%, 12/15/29	Aa1/NR/NR	2,779,849
1,250,000	5.000%, 12/15/31	Aa1/NR/NR	1,537,806

9  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Garfield, Pitkin, & Eagle Counties, Colorado School District #RE-1 Roaring Fork
$ 1,600,000	5.000%, 12/15/27	Aa2/NR/NR	$ 1,923,366
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa1/AA/NR	2,799,319
1,500,000	5.000%, 12/15/30	Aa1/AA/NR	1,933,844
2,600,000	5.000%, 12/15/31	Aa1/AA/NR	3,338,511
3,000,000	4.000%, 12/15/33	Aa1/AA/NR	3,706,220
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,073,427
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/30	Aa1/NR/AA+	1,292,647
800,000	5.000%, 12/15/30	Aa1/NR/NR	1,034,118
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,600,492
	Mesa County, Colorado Valley School District No. 051, Grand Junction Refunding
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,375,379
	Pitkin County, Colorado School District No. 1, Aspen
1,000,000	4.000%, 12/01/32†††	Aaa/NR/NR	1,245,227
	Pueblo County, Colorado School District No. 60
2,000,000	5.000%, 12/15/30	Aa2/AA/NR	2,640,477
	Pueblo County, Colorado School District No. 70
3,000,000	4.000%, 12/01/33	Aa2/AA/NR	3,719,521
	San Miguel County, Colorado School District R-1 Telluride
1,055,000	5.000%, 12/01/25	Aa1/AA/NR	1,228,932

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Summit County, Colorado School District No. RE-1 Refunding
$ 2,000,000	4.000%, 12/01/24	Aaa/NR/NR	$ 2,049,790
2,000,000	5.000%, 12/01/28	Aaa/NR/NR	2,483,019
	Total School Districts		106,966,519

	Water & Sewer (0.5%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,326,893
	Total General Obligation Bonds		113,493,884

	Revenue Bonds (46.0%)
	City & County (1.1%)
	Denver, Colorado City & County COP, Convention Center Expansion Project Series 2018A
1,500,000	5.000%, 06/01/30	Aa2/AA+/AA+	1,788,817
	Grand Junction, Colorado COP
1,000,000	5.000%, 12/01/31	NR/AA-/NR	1,289,459
	Total City & County		3,078,276

	Electric (2.8%)
	Colorado Springs, Colorado Utilities Revenue, Refunding Series A
1,000,000	5.000%, 11/15/27	Aa2/AA+/AA	1,200,483
	Colorado Springs, Colorado Utilities Revenue Refunding Series B
2,600,000	5.000%, 11/15/23	Aa2/AA+/AA	2,802,581
	Colorado Springs, Colorado Utilities Revenue Refunding Series 2020A
500,000	5.000%, 11/15/31	Aa2/AA+/NR	670,386
840,000	5.000%, 11/15/32	Aa2/AA+/NR	1,121,182
400,000	5.000%, 11/15/33	Aa2/AA+/NR	531,571
	Estes Park, Colorado Power & Communications Enterprise Revenue Refunding & Improvement Series 2019A
1,310,000	5.000%, 11/01/30	NR/A+/NR	1,681,824
	Total Electric		8,008,027

11  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (13.3%)
	Colorado Educational & Cultural Facility Authority, University Corp. Atmosphere Project, Refunding
$ 935,000	5.000%, 09/01/22	A2/A+/NR	$ 937,954
	Colorado Educational & Cultural Facility Authority, University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	898,356
7,000,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	7,979,940
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,205,362
	Colorado School of Mines Institutional Enterprise, Series B
1,845,000	5.000%, 12/01/29	A1/A+/NR	2,270,748
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College, Series 2017A
1,000,000	5.000%, 11/01/30	Aa3/NR/NR	1,227,782
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, System Wide Refunding, Series 2019A
1,110,000	5.000%, 11/01/30	Aa3/NR/NR	1,435,404
1,710,000	5.000%, 11/01/32	Aa3/NR/NR	2,192,298
835,000	5.000%, 11/01/33	Aa3/NR/NR	1,066,279
	Colorado State Board of Governors University Enterprise System, Series C
2,905,000	5.000%, 03/01/26 SHEIP Insured	Aa2/AA/NR	3,387,277
1,250,000	5.000%, 03/01/28 SHEIP Insured	Aa2/AA/NR	1,567,748
2,100,000	5.000%, 03/01/29 SHEIP Insured	Aa2/AA/NR	2,614,302
	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	3,054,860
1,165,000	5.000%, 06/01/26 NPFG Insured	Aa1/NR/AA+	1,426,615
	University of Colorado Enterprise System, Series A-1
2,000,000	5.000%, 06/01/28	Aa1/NR/AA+	2,567,137

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	University of Colorado Enterprise System, Series 2019B
$ 1,000,000	5.000%, 06/01/32	Aa1/NR/AA+	$ 1,287,177
1,000,000	5.000%, 06/01/33	Aa1/NR/AA+	1,282,187
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
1,000,000	5.000%, 06/01/25 SHEIP Insured	Aa2/AA/NR	1,135,223
	Total Higher Education		37,536,649

	Hospital (0.5%)
	Colorado Health Facilities Authority, Sanford
1,000,000	5.000%, 11/01/30 Series 2019A	NR/A+/AA-	1,297,848

	Lease (12.4%)
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,365,937
	Colorado State BEST COP Series K
3,500,000	5.000%, 03/15/30	Aa2/AA-/NR	4,272,729
2,500,000	5.000%, 03/15/31	Aa2/AA-/NR	3,038,427
	Colorado State BEST COP Series M
2,000,000	5.000%, 03/15/31	Aa2/AA-/NR	2,491,126
	Colorado State BEST COP
500,000	5.000%, 03/15/32 Series 2020 R	Aa2/AA-/NR	648,468
	Colorado State COP Rural Colorado
3,000,000	5.000%, 12/15/31 Series 2020 A	Aa2/AA-/NR	4,012,960
2,695,000	4.000%, 12/15/34 Series 2020 A	Aa2/AA-/NR	3,291,649
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	2,072,530
	Colorado State Higher Education Lease Purchase Financing Program COP
1,000,000	4.000%, 09/01/32 Series 2020	Aa2/AA-/NR	1,251,554
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,283,591

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (continued)
	Douglas County, Colorado COP (Libraries)
$ 1,570,000	5.000%, 12/01/27	Aa2/NR/NR	$ 1,812,125
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,648,486
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,191,872
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	3,005,250
	South Suburban Park and Recreation District, Colorado COP
1,000,000	5.000%, 12/15/31	NR/AA-/NR	1,271,379
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP, Series 2014
750,000	4.500%, 12/01/26	A1/NR/NR	847,034
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA/NR	1,484,150
	Total Lease		34,989,267

	Sales Tax (1.7%)
	Broomfield, Colorado Sales & Use Tax
1,000,000	5.000%, 12/01/30	Aa3/NR/NR	1,256,153
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,283,638
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa3/AA/NR	1,187,989
	Westminster, Colorado Economic Development Authority, Mandalay Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/AA-/NR	1,158,611
	Total Sales Tax		4,886,391

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (3.5%)
	E-470 Public Highway Authority, Colorado Senior Revenue
$ 2,515,000	5.000%, 09/01/36	A2/A/NR	$ 3,243,640
	Regional Transportation District, Colorado COP, Series A
2,000,000	5.000%, 06/01/26	A1/AA/AA-	2,334,376
	Regional Transportation District, Colorado Sales Tax Refunding, Fastracks Project Series 2013A
3,000,000	5.000%, 11/01/32	Aa2/AA+/AA	4,156,355
	Total Transportation		9,734,371

	Water & Sewer (10.7%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,320,000	5.000%, 12/01/24	NR/AA-/NR	1,539,192
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,186,546
	Broomfield, Colorado Sewer and Waste Water
1,975,000	4.000%, 12/01/21 AGMC Insured	Aa3/NR/NR	2,024,800
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,669,735
	Broomfield, Colorado Water Activity Enterprise
3,385,000	5.000%, 12/01/21	Aa3/NR/NR	3,492,524
	Central Weld County, Colorado Water District
300,000	4.000%, 12/01/31 AGMC Insured	NR/AA/NR	365,310
250,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	302,273
200,000	4.000%, 12/01/33 AGMC Insured	NR/AA/NR	240,937
	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	1,108,093
	Denver, Colorado City and County Board Water Commissioners Master Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aaa/AAA/AAA	1,026,639
	Denver, Colorado City and County Board Water Commissioners, Series B
850,000	5.000%, 09/15/29	Aaa/AAA/AAA	1,074,063

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	East Cherry Creek Water & Sanitation District Arapahoe County Water Revenue Activity Enterprise Refunding, Series 2020
$ 1,085,000	5.000%, 11/15/32	NR/AA-/NR	$ 1,419,510
	Firestone, Colorado Water Enterprise, Series 2020
750,000	5.000%, 12/01/32 BAMAC Insured	NR/AA/NR	986,033
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	2,082,993
	North Weld County, Colorado Water District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA/NR	1,553,778
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA+/NR	1,050,940
1,125,000	4.000%, 11/01/32	NR/AA+/NR	1,367,199
1,000,000	4.000%, 11/01/33	NR/AA+/NR	1,210,354
	St. Vrain, Colorado Sanitation District Wastewater Revenue Refunding and Improvement Bonds, Series 2020
800,000	4.000%, 12/01/31	NR/AA/NR	984,627
	Thornton, Colorado Water Enterprise Revenue, Series 2013
1,970,000	4.000%, 12/01/24	Aa2/AA/NR	2,161,112
	Upper Eagle Regional Water Authority, Eagle County, Colorado Refunding and Improvement
500,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	610,031
	Woodmoor, Colorado Water & Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,640,381
	Total Water & Sewer		30,097,070
	Total Revenue Bonds		129,627,899

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded Bonds (10.8%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (2.6%)
	Metropolitan Districts (0.6%)
	Meridian Metropolitan District, Colorado Refunding Series A
$ 1,645,000	4.500%, 12/01/23	NR/A-/A	$ 1,690,429

	School Districts (2.0%)
	Adams County, Colorado School District #50
1,000,000	4.000%, 12/01/23	Aa2/AA/NR	1,064,324
3,000,000	4.000%, 12/01/24	Aa2/AA/NR	3,192,971
	Larimer County, Colorado School District No. R-1 Poudre
1,000,000	5.000%, 12/15/27	Aa2/NR/NR	1,209,560
	Total School Districts		5,466,855
	Total Pre-Refunded General Obligation Bonds		7,157,284

	Pre-Refunded Revenue Bonds (8.2%)
	Electric (0.4%)
	Colorado Springs, Colorado Utilities Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA+/AA	1,143,412

	Higher Education (4.1%)
	Colorado State Board of Governors University Enterprise System, Series A
2,300,000	5.000%, 03/01/25 SHEIP Insured	NR/AA/NR	2,402,198
	University of Colorado Enterprise System
1,270,000	5.000%, 06/01/25	Aa1/NR/AA+	1,456,024
	University of Colorado Enterprise System, Series A
2,000,000	4.750%, 06/01/27	Aa1/NR/AA+	2,014,523
	University of Northern Colorado Greeley Institutional Enterprise Refunding, SHEIP, Series A
2,810,000	5.000%, 06/01/26 SHEIP Insured	NR/NR/NR*	2,831,049
2,940,000	5.000%, 06/01/28 SHEIP Insured	NR/NR/NR*	2,962,023
	Total Higher Education		11,665,817

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (1.3%)
	Colorado State BEST COP Series H
$ 3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	$ 3,618,793

	Sales Tax (2.4%)
	Boulder, Colorado General Fund Capital Improvement Projects
2,235,000	4.000%, 10/01/25	Aa1/AAA/NR	2,364,650
	Castle Rock, Colorado Sales & Use Tax
1,015,000	4.000%, 06/01/25	Aa3/AA/NR	1,097,688
	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	1,937,896
	Pueblo, Colorado Urban Renewal Authority, Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,291,922
	Total Sales Tax		6,692,156
	Total Pre-Refunded Revenue Bonds		23,120,178
	Total Pre-Refunded Bonds		30,277,462
	Total Municipal Bonds (cost $260,553,010)		273,399,245

Shares	Short-Term Investment (2.3%)
6,517,640	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.02%* (cost 6,517,640)	Aaa-mf/AAAm/NR	6,517,640

	Total Investments (cost $267,070,650 note 4)	99.4%	279,916,885
	Other assets less liabilities	0.6	1,756,576
	Net Assets	100.0%	$ 281,673,461

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	3.3%
Prerefunded bonds ††	11.1
Aa of Moody's or AA of S&P or Fitch	78.2
A of Moody's or S&P or Fitch	7.4
100.0%

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC -Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2021

ASSETS
Investments at value (cost $267,070,650)	$279,916,885
Interest receivable	3,190,244
Receivable for Fund shares sold	291,070
Other assets	33,849
Total assets	283,432,048

LIABILITIES
Payable for investment securities purchased	1,238,930
Payable for Fund shares redeemed	213,554
Management fee payable	114,913
Dividends payable	75,881
Distribution and service fees payable	329
Accrued expenses payable	114,980
Total liabilities	1,758,587
NET ASSETS	$281,673,461

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$264,493
Additional paid-in capital	270,465,945
Total distributable earnings	10,943,023
$281,673,461
CLASS A
Net Assets	$179,090,528
Capital shares outstanding	16,827,816
Net asset value and redemption price per share	$10.64
Maximum offering price per share* (100/97 of $10.64)	$10.97

CLASS C
Net Assets	$6,678,480
Capital shares outstanding	628,921
Net asset value and offering price per share	$10.62

CLASS Y
Net Assets	$95,904,453
Capital shares outstanding	8,992,594
Net asset value, offering and redemption price per share	$10.66

*  Maximum sales rate reduced to 3% on September 1, 2020.

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2021

Investment Income
Interest income		$6,637,623

Expenses
Management fees (note 3)	$1,393,867
Distribution and service fees (note 3)	177,680
Transfer and shareholder servicing agent fees	126,925
Legal fees	90,564
Trustees’ fees and expenses (note 7)	58,134
Registration fees and dues	30,116
Shareholders’ reports	24,230
Auditing and tax fees	24,000
Insurance	13,342
Custodian fees	11,988
Credit facility fees (note 10)	9,252
Compliance services (note 3)	8,059
Miscellaneous	40,486
Total Expenses	2,008,643

Management fee waived (note 3)	(55,755)
Net expenses		1,952,888
Net investment income		4,684,735

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	—
Change in unrealized appreciation on investments	1,921,923
Net realized and unrealized gain (loss) on investments		1,921,923
Net change in net assets resulting from operations		$6,606,658

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income	$4,684,735	$5,449,542
Realized gain (loss) from securities transactions	—	63,556
Change in unrealized appreciation on investments	1,921,923	2,345,296
Change in net assets resulting from operations	6,606,658	7,858,394

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,140,983)	(3,837,697)

Class C Shares	(58,131)	(90,204)

Class Y Shares	(1,483,000)	(1,518,382)
Change in net assets from distributions	(4,682,114)	(5,446,283)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	46,676,277	34,316,327
Reinvested dividends and distributions	3,771,077	4,375,493
Cost of shares redeemed	(36,584,021)	(42,249,206)
Change in net assets from capital share transactions	13,863,333	(3,557,386)
Change in net assets	(15,787,877)	(1,145,275)

NET ASSETS:
Beginning of period	265,885,584	267,030,859
End of period	$281,673,461	$265,885,584

See accompanying notes to financial statements.

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS MARCH 31, 2021

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund of Colorado. Tax-Free Fund of Colorado transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund of Colorado on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund of Colorado received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$6,517,640
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	273,399,245
Level 3 – Significant Unobservable Inputs	—
Total	$279,916,885
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund.

The Manager has contractually agreed to waive fees through September 30, 2021 to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Adviser’s contractual fee waiver such that its fees are as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. This contractual undertaking is currently in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2021, the Fund incurred management fees of $1,393,687 of which $55,755 was waived under the contractual fee waiver.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser has contractually agreed to waive its fee through September 30, 2021 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.075% (For the period April 1, 2020 to August 31, 2020 the annual rate was 0.05%). For the year ended March 31, 2021, distribution fees on Class A Shares amounted to $99,874 of which the Distributor retained $6,491.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $58,354. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $19,452. The total of these payments with respect to Class C Shares amounted to $77,806 of which the Distributor retained $18,444.

26  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2021, total commissions on sales of Class A Shares amounted to $44,629 of which the Distributor received $12,591.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2021, purchases of securities and proceeds from the sales of securities aggregated $38,171,892 and $19,050,000, respectively.

At March 31, 2021, the aggregate tax cost for all securities was $267,060,773. At March 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $13,266,700 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $410,588 for a net unrealized appreciation of $12,856,112.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At March 31, 2021, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

27  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	847,244	$9,112,612	1,173,674	$12,394,400
Reinvested dividends and distributions	248,986	2,670,579	303,272	3,212,928
Cost of shares redeemed	(1,875,223)	(20,140,834)	(1,810,602)	(19,109,103)
Net change	(778,993)	(8,357,643)	(333,656)	(3,501,775)

Class C Shares
Proceeds from shares sold	67,528	722,509	194,797	2,060,791
Reinvested dividends and distributions	5,238	56,062	7,969	84,203
Cost of shares redeemed	(228,396)	(2,448,094)	(324,099)	(3,409,613)
Net change	(155,630)	(1,669,523)	(121,333)	(1,264,619)

Class Y Shares
Proceeds from shares sold	3,423,398	36,841,156	1,874,115	19,861,136
Reinvested dividends and distributions	97,180	1,044,436	101,514	1,078,362
Cost of shares redeemed	(1,300,179)	(13,995,093)	(1,867,652)	(19,730,490)
Net change	2,220,399	23,890,499	107,977	1,209,008
Total transactions in Fund shares	1,285,776	$13,863,333	(347,012)	$(3,557,386)

7. Trustees’ Fees and Expenses

At March 31. 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2021 was $58,134. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

28  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $1,925,753 of which $1,758,365 retains its character of short-term and $167,388 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$4,680,747	$5,368,189
Ordinary Income	1,367	78,094
	$4,682,114	$5,446,283

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	88,545
Unrealized appreciation	12,856,112
Accumulated net realized loss	(1,925,753)
Other temporary differences	(75,881)
$10,943,023

29  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended March 31, 2021.

11. Recent Events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low or negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

30  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.56	$10.46	$10.31	$10.51	$10.83
Income from investment operations:
Net investment income(1)	0.18	0.22	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	0.08	0.10	0.15	(0.20)	(0.33)
Total from investment operations	0.26	0.32	0.39	0.06	(0.05)
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.22)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.18)	(0.22)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$10.64	$10.56	$10.46	$10.31	$10.51
Total return (not reflecting sales charge)	2.48%	3.03%	3.86%	0.55%	(0.44)%
Ratios/supplemental data
Net assets, end of period (in millions)	$179	$186	$188	$196	$208
Ratio of expenses to average net assets	0.69%	0.71%	0.70%	0.68%	0.68%
Ratio of net investment income to average net assets	1.69%	2.04%	2.35%	2.47%	2.57%
Portfolio turnover rate	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.71%	0.73%	0.72%	0.70%	0.70%
Ratio of net investment income to average net assets	1.67%	2.02%	2.33%	2.45%	2.55%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.54	$10.44	$10.29	$10.49	$10.80
Income from investment operations:
Net investment income(1)	0.08	0.12	0.14	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	0.08	0.10	0.15	(0.20)	(0.31)
Total from investment operations	0.16	0.22	0.29	(0.04)	(0.14)
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.12)	(0.14)	(0.16)	(0.17)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.08)	(0.12)	(0.14)	(0.16)	(0.17)
Net asset value, end of period	$10.62	$10.54	$10.44	$10.29	$10.49
Total return (not reflecting CDSC)	1.51%	2.06%	2.88%	(0.41)%	(1.29)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$8	$9	$15	$21
Ratio of expenses to average net assets	1.64%	1.66%	1.65%	1.63%	1.62%
Ratio of net investment income to average net assets	0.75%	1.09%	1.40%	1.52%	1.62%
Portfolio turnover rate	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	1.66%	1.68%	1.67%	1.65%	1.64%
Ratio of net investment income to average net assets	0.73%	1.07%	1.38%	1.50%	1.60%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.58	$10.49	$10.34	$10.54	$10.86
Income from investment operations:
Net investment income(1)	0.19	0.22	0.25	0.27	0.28
Net gain (loss) on securities (both realized and unrealized)	0.08	0.09	0.15	(0.20)	(0.32)
Total from investment operations	0.27	0.31	0.40	0.07	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.22)	(0.25)	(0.27)	(0.28)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.19)	(0.22)	(0.25)	(0.27)	(0.28)
Net asset value, end of period	$10.66	$10.58	$10.49	$10.34	$10.54
Total return	2.53%	2.98%	3.90%	0.61%	(0.38)%
Ratios/supplemental data
Net assets, end of period (in millions)	$96	$72	$70	$76	$83
Ratio of expenses to average net assets	0.64%	0.66%	0.65%	0.63%	0.63%
Ratio of net investment income to average net assets	1.74%	2.09%	2.40%	2.52%	2.62%
Portfolio turnover rate	7%	13%	7%	9%	11%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.66%	0.68%	0.67%	0.65%	0.65%
Ratio of net investment income to average net assets	1.72%	2.07%	2.38%	2.50%	2.60%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Fund of Colorado

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

34  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair of the Board of Trustees of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2003-2020, President of The Cascades Trust 1998-2020 and Trustee of the Cascades Trust 1994-2020

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

35  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University, 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

36  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

37  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

38  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

39  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019	Vice President of all funds in the Aquila Group of Funds since 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since 2019, Vice President, Marketing Communication and Data Manager, 2010 –2019.

Nicholas R. Stewart Louisville, KY (1990)	Vice President of Aquila Municipal Trust since March 2021	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2021; Regional Sales Manager and registered representative of the Distributor since February 2021; Vice President, Account Manager, 2019-2020 and Senior Account Associate, 2016-2019, PIMCO Investments LLC; Product Specialist, Hilliard Lyons, 2015-2016.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

40  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

41  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/20	Ending(1) Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Ending Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Net Annualized Expense Ratio
A	$1,000	$996.90	$3.39	$1,021.54	$3.43	0.68%
C	$1,000	$993.10	$8.10	$1,016.80	$8.20	1.63%
Y	$1,000	$997.20	$3.14	$1,021.79	$3.18	0.63%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

42  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $4,680,747 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

43  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT

1550 Market Street, Suite 300

Denver, Colorado 80202

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Craig T. DiRuzzo, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COAR-0521

Annual Report March 31, 2021

Please Save the Tentative* Date for Your 2021 Shareholder Meeting

Tuesday, October 26, 2021

Little America Hotel, Salt Lake City, UT

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting.

Thank you for your understanding while we navigate these difficult times.

Aquila Tax-Free Fund for Utah “It has been Quite the Year” Serving Utah investors since 1992

May, 2021

Dear Fellow Shareholder:

More than likely, you became a fellow shareholder based on our Fund’s investment objective, which is to provide as high a level of double tax-free income as is consistent with preservation of capital.

The COVID-19 pandemic brought a lot of uncertainty to the U.S. beginning in March 2020. Given that uncertainty oftentimes results in market volatility, you may have wondered how the Aquila Group of Funds handles changes in the market and potential volatility. And, are there any regulatory safeguards related to investments in the Fund?

Let’s begin with your Fund’s investment strategy. By design, the investment strategy we formulated with our first municipal bond fund back in 1985 was designed with potential market volatility in mind. This strategy includes:

High-Quality Investments – When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans. You may be aware that organizations such as Moody’s, S&P, and Fitch register with the U.S. Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs uses a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability to pay interest as well as a bond’s face value at maturity. This review process continues through routine ongoing analysis and evaluation. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools. Our goal with the Aquila Group of Funds is, as feasible, to conduct our own review and ongoing monitoring of securities in which your Fund invests.

Intermediate maturities – Our goal with maintaining an average intermediate maturity is to limit volatility with any change in interest rates.

Diversification – This part of our strategy is quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, we have sought to invest, on behalf of our shareholders, in as many types of projects as possible throughout the state. This limits exposure in any particular situation (and, it enhances the quality of life throughout the state by financing worthy municipal projects).

NOT A PART OF THE ANNUAL REPORT

Local Expertise – In line with our guiding principles, we have always believed that local makes a real difference. With portfolio investment professionals that generally reside in the states in which we invest, we don’t have to read about issues affecting the state, because we have our local eyes and ears. Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions.

Now, let’s talk about regulatory safeguards related to investments in the Fund – of course, please bear in mind that past performance is no guarantee of future results. Mutual funds are highly regulated in large part because they are one of the primary savings and investment vehicles for U.S. investors. The Investment Company Act of 1940 (the “1940 Act”) – an act of Congress that regulates mutual funds – is enforced and regulated by the SEC, whose mission includes protecting investors. Two important areas of focus by the SEC and your Fund’s management are as follows:

Portfolio Valuation – Your Fund’s portfolio securities are valued based upon information provided by a nationally prominent independent pricing service. As an added precaution, we periodically assess the reasonableness of these prices through other pricing services. If a market quotation or a valuation from the pricing service is not readily available for a particular security, we seek to value the security in good faith under procedures established by and under the general supervision of your Fund’s Board of Trustees.

Liquidity Risk Management – The SEC recently adopted Rule 22e-4 with the goal to reduce the risk that funds will be unable to meet shareholder requests to redeem shares without significantly reducing the value of other remaining shareholders’ investments in the fund. Your shareholder report now includes a Statement Regarding Liquidity Risk Management Program.

As always, thank you for your continued confidence in the Fund. We remain committed to our disciplined strategy as we manage your Fund, keeping in mind the trust you have placed in us.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund for Utah ANNUAL REPORT Management Discussion Serving Utah investors since 1992

Introduction

During the reporting period, April 1, 2020, to March 31, 2021, the Federal Reserve (“the Fed”) has continued its aggressive policy actions that commenced early in 2020. The Fed’s policy kept U. S. Treasury yields at historic lows until the first quarter of 2021 when the 10-year yield spiked from 0.91% on December 31, 2020 to 1.74% on March 31, 2021. This was the worst quarter for Treasuries since the 1980s. We believe that after this rise in interest rates we will see the 10-year Treasury range-bound through the end of 2021.

Demand for tax-free bonds throughout the year enabled the municipal bond market to be one of the best performers in fixed income. The new Administration has indicated that corporations and individuals should expect tax increases. Depending on the size of the increases, higher taxes have historically been generally positive for the municipal market; thus, we do not see a reduction in demand in the near future. The stimulus packages passed have been positive for the municipal bond market as all states have received money from the Federal Government. These funds should help strengthen the balance sheets of most public entities.

U.S. Economy

Current consensus forecasts U.S. Gross Domestic Product (“GDP”) growth of 5.7% for 2021, after contracting 3.5% during 2020. Inflation expectations have risen from 1.2% in 2020, to 2.4% in 2021. Unemployment closed out 2020 at 8.1%, which should decline to 5.6% according to consensus economic projections as indicated by Bloomberg data. Current Federal Reserve policy accommodation is allowing inflation to run above 2%, which has moved the 10-year U.S. Treasury yield from 0.51% on August 4th, 2020, to 1.74% as of March 31, 2021. Federal Reserve officials have pledged to be unusually patient in regard to raising rates over the next several years. Experts expect the Federal Funds rate to remain near zero for the remainder of 2021; however, they anticipate rates will start climbing at the end of 2022. Municipal mutual funds harboring cash at the end of March 2021, coupled with promised higher state/Federal tax rates, a marginal increase in municipal issuance (+7% at the end of March 2021) and Federal COVID relief funds filling state coffers, are all factors that lead to the assumption municipals should continue to trade at historically high levels versus U.S. Treasuries of comparable maturities. Globally, demand for U.S. Treasuries should continue, since the comparative yields of other countries are the major attractant. This, in turn, should create demand for dollars and a strong currency. A moderate rise in rates of the U.S. Treasury 10-year to the 1.90% - 2.00% yield range is plausible, given this yield scenario relatively tracks the 10-year yield prior to the onset of the pandemic.

1  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Municipal Market

Municipal issuance over the calendar year 2020 was up 11.2%. The trend of issuing taxable municipals to pre-refund outstanding tax-exempt issues was a prominent theme throughout the year. There were 2,622 taxable municipal issues out of a total number of 12,844 municipal issues, or 20% of issuance. Taxable municipals comprised approximately 31% of the dollar volume of issuance in 2020.

The recognized measure of determining the current value of municipal yields versus Treasury yields, the Municipal/ Treasury Ratio (the yield on the AAA-rated municipal bonds relative to the yield on U.S. Treasury bonds of similar maturities) experienced significant swings during the fiscal year ending March 31, 2021.

	March 31, 2020	March 31, 2021
5 Yr.	316%	54%
10 Yr.	215%	64%
30 Yr.	154%	72%

The dramatic yield movement in the Municipal / Treasury ratio was partially due to the initial COVID-19 market unrest. Subsequently, following the Presidential election, increasing demand for tax-sheltered investments drove demand and seems to be responsible for the relatively low historical ratios as of March 31, 2021. All in all, municipal securities outpaced Treasuries in total return performance over the fiscal year reporting period ending March 31, 2021.

The initial impact to the municipal market from the COVID-19 pandemic was primarily credit-related. Airports, private colleges, hospitals, stadiums, and arenas, along with state general revenues were of major concern. By virtue of the Federal COVID relief bills, some creative financing, and unexpected revenue streams, such as the boom in online commerce, states have fared remarkably well financially. One example would be Illinois, which was moved from a negative credit watch to stable by one major Nationally Recognized Statistical Rating Organization (“NRSRO”).

Utah State Economy

At last year’s fiscal year end, March 31, 2020, there was uncertainty regarding how the economy and tax receipts would respond to the COVID-19 quarantine restrictions. The Utah State Tax Commission, on March 7th, 2021, issued a revenue summary comparing fiscal year 2021 (7/1/20 through 3/7/2021) to fiscal year 2020 (7/1/2019 through 3/7/2020). The results of the summary provided information relating to how the State of Utah fared during the pandemic shutdown. Total tax receipts for fiscal year 2020 were $7.110 billion while receipts for fiscal 2021 were $8.525 billion, an increase of 19.9%. Using tax receipts alone it appears that the economy in the State of Utah weathered the pandemic well.

Fund Performance

The table in the Performance Report section of this annual report provides the Fund’s total return performance information for the one-year, five-year and ten-year and since-inception periods ended March 31, 2021 compared to the performance of the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”), the Fund’s benchmark. Comparative performance and characteristics of the Fund and the Bloomberg Barclays Intermediate Index of note are as follows:

2  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

March 31, 2021
1-Year Total Return
Aquila Tax-Free Fund For Utah
Class A Share at NAV (without sales charge)	2.93%
Class Y Share	3.23%
Bloomberg Barclays Intermediate Index	4.47%

Aquila Tax-Free Fund For Utah Portfolio Characteristics

	March 31, 2020	March 31, 2021
Weighted Average Maturity	9.75 yrs.	9.88 yrs.
Option Adj. (Effective) Duration	4.89 yrs.	5.11 yrs.
Modified Duration	4.64 yrs.	4.70 yrs.

Bloomberg Barclays Intermediate Index Characteristics

March 31, 2021
Option (Adj.) Effective Duration	4.25 yrs.
Modified Duration	4.03 yrs.

During the past year, the Fund held a higher cash balance than in previous years. High cash balances, along with nearly 8% of the Fund’s holdings maturing within 1 year, led to the Fund’s underperformance versus the Bloomberg Barclays Intermediate Index. The higher cash holdings resulted from inflows to the Fund and a reduction of Utah bond issuance of approximately 15%. The Fund’s airport sector outperformed the Bloomberg Barclays Intermediate Index while the Fund’s hospital sector added to the Fund’s underperformance versus the Bloomberg Barclays Intermediate Index. We believe that the Fund is well-positioned to take advantage of market opportunities, while at the same time understand the reinvestment risks associated with the current low-interest rate environment.

Outlook and Strategy

Utilizing the consensus economic projections of significantly higher growth in GDP, both this year and dating to 2023 as some experts are predicting, one may assume that moderately higher rates will be the trend. The market is currently experiencing an increase in interest rates. Specifically, the U.S. Treasury 10-year bottomed at 0.51% in August 2020 and is currently trading at 1.74%, as of March 31, 2021. We believe the Fund is well-positioned to take advantage of moderately higher rates, mitigating risk by utilizing its relatively short duration and ability to reinvest the Fund’s maturities at higher rates, potentially increasing the Fund’s distribution yield.

Additionally, the Fund’s broad diversification of sectors, maturities, issuers and bond structures support the concepts of enhancing liquidity and reducing volatility. We intend to maintain the Fund’s high-quality emphasis as we search the Utah municipal market for value in order to maintain current income, which in turn should help reduce price volatility.

We believe it is imperative to continue to monitor credit quality selection, with particular focus on those sectors or issuers whose credit quality could potentially be impacted by COVID-19 events.

3  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah (the “Fund”) for the 10-year period ended March 31, 2021 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return for periods ended March 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 7/24/92
With Maximum Sales Charge	(1.21)%	1.67%	3.61%	4.53%
Without Sales Charge	2.93	2.50	4.04	4.68
Class C since 5/21/96
With CDSC*	1.21	1.71	3.22	3.56
Without CDSC	2.21	1.71	3.22	3.56
Class F since 11/30/18
No Sales Charge	3.26	N/A	N/A	4.70
Class Y since 5/21/96
No Sales Charge	3.23	2.71	4.24	4.66
Bloomberg Barclays Intermediate Index	4.47	2.71	3.39	4.59	(Class A)
				4.36	(Class C & Y)
				4.74	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5  |  Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund For Utah (the “Fund”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2021

6  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS MARCH 31, 2021

Principal Amount	General Obligation Bonds (18.1%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City and County (3.4%)
	Anchorage, Alaska
$ 600,000	4.000%, 04/01/36 Series 2020 E	NR/AAA/AA+	$ 720,678
	Carson City, Nevada
1,000,000	5.000%, 05/01/28	A1/AA-/NR	1,166,435
	Clark County, Nevada, Refunding
1,000,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	1,084,033
	Houston, Texas Public Improvement
1,000,000	5.000%, 03/01/35 Series A	Aa3/AA/NR	1,178,396
	Kaufman County, Texas Limited Tax
525,000	4.000%, 02/15/33 Series 2021A	NR/AA-/AA	645,225
	Mission, Texas Combination Tax & Revenue Certificates of Obligation
500,000	4.000%, 02/15/32 Series 2021 BAMI Insured†††	NR/AA/NR	610,976
	North Las Vegas, Nevada Limited Tax
1,000,000	5.000%, 06/01/31 Series 2018 AGMC Insured	A1/AA/NR	1,259,497
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,687,785
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/A+/NR	1,095,113
	Rio Grande City, Texas Combination Tax Certificates of Obligation
855,000	4.000%, 02/15/33 Series 2020 AGMC Insured	NR/AA/NR	1,004,711
	San Antonio, Texas General Improvement Bonds
1,000,000	4.000%, 08/01/33 Series 2020	Aaa/AAA/AA+	1,203,983
	Washoe County, Nevada Limited Tax
1,500,000	4.000%, 07/01/32 Series 2021†††	Aa2/AA/NR	1,852,184
	West Fargo, ND Refunding Improvement Bonds
1,000,000	2.000%, 05/01/27 Series 2020A	A1/NR/NR	1,054,612
1,500,000	3.000%, 05/01/31 Series 2021A	A1/NR/NR	1,634,737
	Total City and County		16,198,365

7  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (0.4%)
	Bexar County, Texas Hospital District Limited Tax
$ 500,000	4.000%, 02/15/37 Series 2020	Aa1/NR/AA+	$ 586,593
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,260,041
	Total Healthcare		1,846,634

	Public Schools (9.5%)
	Alvin, Texas Independent School District
1,000,000	4.000%, 02/15/34 PSF Guaranteed	Aaa/NR/AAA	1,171,341
	Arlington, Texas Independent School District
1,000,000	4.000%, 02/15/34 Series 2021 PSF Guaranteed	Aaa/AAA/NR	1,225,810
	Austin, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 08/01/33 Series 2020 PSF Guaranteed	Aaa/NR/NR	1,237,778
	Canyons School District Utah (School Board Guaranty Program)
2,080,000	4.000%, 06/15/31 Series 2021B	Aaa/NR/AAA	2,642,667
	Clark County, Nevada School District Limited Tax
2,000,000	5.000%, 06/15/29 Series B	A1/A+/NR	2,519,698
1,000,000	5.000%, 06/15/35 Series B	A1/A+/NR	1,229,327
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,613,260
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,941,480
2,000,000	4.000%, 06/15/30 Series D	A1/A+/NR	2,256,080
	Crandall, Texas Independent School District Unlimited Tax
1,010,000	3.000%, 08/15/32 Series 2020 PSF Guaranteed	NR/AAA/NR	1,129,746
	Emery County, Utah School District (School Board Guaranty)
1,165,000	3.000%, 06/15/31 Series 2021	Aaa/NR/NR	1,349,860

8  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Fort Bend, Texas Independent School District Unlimited Tax
$ 1,000,000	4.000%, 08/15/34 Series 2020A PSF Guaranteed	NR/AAA/AAA	$ 1,206,844
	Frenship, Texas Independent School District Unlimited Tax
2,000,000	3.000%, 02/15/34 Series 2021 PSF Guaranteed	Aaa/NR/AAA	2,256,114
	Friendswood, Texas Independent School District Unlimited Tax
750,000	3.000%, 02/15/33 Series 2021 PSF Guaranteed	Aaa/AAA/NR	865,357
500,000	3.000%, 02/15/34 Series 2021 PSF Guaranteed	Aaa/AAA/NR	573,225
	Gregory - Portland, Texas Independent School District Unlimited Tax
535,000	4.000%, 02/15/32 Series 2021A PSF Guaranteed	Aaa/AAA/NR	640,069
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aaa/NR/NR	1,170,760
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
1,230,000	5.000%, 12/01/35	Aaa/NR/NR	1,488,229
	Midlothian, Texas Independent School District Unlimited Tax
1,000,000	4.000%, 02/15/37 Series 2020 PSF Guaranteed	Aaa/AAA/NR	1,186,149
	Rio Grande City, Texas Independent School District Unlimited Tax
1,000,000	3.000%, 08/15/35 Series 2020 PSF Guaranteed	NR/AAA/AAA	1,101,997
	Washington County, Utah School District (School Board Guaranty Program)
2,880,000	5.000%, 03/01/30 Series B	Aaa/NR/AAA	3,527,472
3,020,000	5.000%, 03/01/31 Series B	Aaa/NR/AAA	3,684,180
	Washoe County, Nevada School District Limited Tax Improvement
1,000,000	4.000%, 10/01/34 Series 2020A	Aa3/AA/NR	1,202,342
5,385,000	3.000%, 06/01/33 Series 2021	Aa3/AA/NR	6,080,263

9  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Weatherford, Texas Independent School District Unlimited Tax Refunding
$ 365,000	zero coupon, 02/15/23 Series 2019 PSF Guaranteed	Aaa/NR/NR	$ 362,648
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	487,205
	West Texas Independent School District Unlimited Tax
1,360,000	3.000%, 08/15/32 Series 2020 PSF Guaranteed	NR/AAA/NR	1,537,771
	Total Public Schools		45,687,672

	State (2.4%)
	Texas State Transportation Commission Mobility Fund
1,000,000	5.000%, 10/01/31 Series 2015A	Aaa/AAA/AAA	1,193,873
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,188,460
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,258,550
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,249,572
1,000,000	3.000%, 07/01/34	Aaa/AAA/AAA	1,115,486
	Washington State Motor Vehicle Fuel Tax
4,365,000	4.000%, 06/01/35 Series 2021D	Aaa/AA+/AA+	5,389,006
	Total State		11,394,947

	Water and Sewer (2.4%)
	Central Utah Water Conservancy District Refunding
1,240,000	4.000%, 04/01/30 Series 2021A	NR/AA+/AA+	1,544,287
	Henderson, Nevada Limited Tax Utility System
1,000,000	3.000%, 06/01/37 Series 2020A-1	Aa2/AA+/NR	1,083,728
	Las Vegas Valley, Nevada Water District Limited Tax
7,000,000	3.000%, 06/01/32 Series 2021C	Aa1/AA/NR	8,013,781
	Magna Water District, Utah
540,000	4.000%, 06/01/21	NR/AA/NR	543,274
490,000	4.000%, 06/01/22	NR/AA/NR	511,889
	Total Water and Sewer		11,696,959
	Total General Obligation Bonds		86,824,577

10  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (66.3%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (5.6%)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
$ 500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	$ 593,850
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	1,132,239
	Houston, Texas Airport System Subordinate Lien Refunding
1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A	1,240,775
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/36 AMT Series A	Aa3/A+/AA-	1,247,822
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
1,000,000	5.000%, 07/01/26 AMT Series A	A2/A/NR	1,206,864
3,750,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	4,624,802
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	1,233,281
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A/NR	1,258,736
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A/NR	1,248,555
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A/NR	3,766,410
410,000	5.000%, 07/01/34 AMT Series A	A2/A/NR	491,939
1,000,000	5.000%, 07/01/47 AMT Series A	A2/A/NR	1,171,331
1,240,000	5.000%, 07/01/30 Series B	A2/A/NR	1,519,026
850,000	5.000%, 07/01/31 Series B	A2/A/NR	1,040,227
500,000	5.000%, 07/01/31 Series B	A2/A/NR	623,158
1,525,000	5.000%, 07/01/37 Series B	A2/A/NR	1,836,894
	Williston City, North Dakota Airport Revenue Infrastructure Sales Tax
2,365,000	4.000%, 11/01/28	NR/A+/NR	2,529,474
	Total Airport		26,765,383

	Charter Schools (8.3%)
	Utah State Charter School Finance Authority Entheos Academy (School Board Guaranty Program)
1,375,000	4.000%, 10/15/30 Series 2020A	Aa2/NR/NR	1,630,644
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,653,587

11  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Good Foundations Academy
$ 450,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	$ 450,670
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,658,189
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,286,050
	Utah State Charter School Finance Authority Hawthorn Academy Project
2,165,000	5.000%, 10/15/29 Series 2014	NR/AA/NR	2,451,597
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,486,282
	Utah State Charter School Finance Authority Legacy Preparatory Academy
405,000	4.000%, 04/15/22	NR/AA/NR	419,428
440,000	4.000%, 04/15/24	NR/AA/NR	480,284
2,530,000	5.000%, 04/15/29	NR/AA/NR	2,868,673
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,099,270
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
475,000	4.000%, 10/15/22	NR/AA/NR	499,972
505,000	4.000%, 10/15/23	NR/AA/NR	529,394
525,000	4.000%, 10/15/24	NR/AA/NR	549,644
	Utah State Charter School Finance Authority Providence Hall Elementary School (School Board Guaranty Program)
1,000,000	5.250%, 10/15/28 Series 2013A	NR/AA/NR	1,107,888
1,000,000	5.000%, 10/15/33 Series 2013A	NR/AA/NR	1,092,705
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	573,265
	Utah State Charter School Finance Authority Salt Lake Arts Academy (School Board Guaranty Program)
1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	1,040,380

12 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Utah Charter Academies
$ 500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	$ 584,246
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	608,207
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	576,745
	Utah State Charter School Finance Authority Venture Academy
550,000	4.000%, 10/15/24	NR/AA/NR	583,761
855,000	5.000%, 10/15/29	NR/AA/NR	968,183
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,225,428
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,217,446
	Utah State Charter School Finance Authority Vista School
1,080,000	4.000%, 10/15/35	Aa2/NR/NR	1,259,572
	Utah State Charter School Finance Authority Voyage Academy
960,000	5.000%, 03/15/27 144A	NR/NR/NR*	961,041
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,442,460
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,789,357
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	798,821
700,000	5.000%, 10/15/36	NR/AA/NR	750,660
	Total Charter Schools		39,643,849

	Electric (4.1%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/AA-/NR	1,126,106
	Heber Light & Power Co., Utah Electric Revenue Refunding
500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A2/AA/AA-	598,190
645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A2/AA/AA-	767,015
	Jacksonville Electric Authority, Florida Electric System Revenue
35,000	4.500%, 10/01/32 Series Three 2012A	A2/A+/AA	35,088

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Lehi, Utah Electric Utility Revenue
$ 520,000	5.000%, 06/01/29	NR/A+/NR	$ 652,276
850,000	5.000%, 06/01/31	NR/A+/NR	1,054,121
	Lower Colorado River Authority, Texas Revenue Refunding
1,000,000	5.000%, 05/15/36 Series 2020	NR/A/AA-	1,278,803
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,164,296
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa1/AA-/AA-	1,421,251
	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A/NR	1,347,226
	St. George, Utah Electric Revenue
1,620,000	4.000%, 06/01/32 AGMC Insured	A2/AA/NR	1,840,853
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
750,000	5.000%, 09/01/24 Series A	NR/A-/AA-	862,960
445,000	5.000%, 09/01/25 Series A	NR/A-/AA-	527,729
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	462,105
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/AA-	914,375
905,000	5.000%, 03/01/32	NR/A/AA-	1,036,404
745,000	5.000%, 03/01/34	NR/A/AA-	851,945
	Utah State Municipal Power Agency Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/AA-	364,384
3,000,000	5.000%, 07/01/38 Series B	NR/A+/AA-	3,529,807
	Total Electric		19,834,934

	Healthcare (1.1%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	832,016

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Harris County, Texas Health Facilities Development Corp., Christus Health
$ 540,000	4.750%, 07/01/30 AGMC Insured	A1/AA/NR	$ 541,204
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa3/A+/AA-	1,169,866
	Murray City, Utah Hospital Revenue, IHC Health Services, Inc. VRDN***
2,670,000	0.050%, 05/15/37 (daily floating rate)	Aa1/AA+/NR	2,670,000
	Total Healthcare		5,213,086

	Higher Education (7.0%)
	Salt Lake County, Utah Westminster College Project
555,000	5.000%, 10/01/21	NR/BBB/NR	566,075
790,000	5.000%, 10/01/22	NR/BBB/NR	837,311
1,970,000	5.000%, 10/01/25	NR/BBB/NR	2,232,421
955,000	5.000%, 10/01/28	NR/BBB/NR	1,068,866
1,845,000	5.000%, 10/01/29	NR/BBB/NR	2,127,143
1,005,000	5.000%, 10/01/29	NR/BBB/NR	1,120,416
1,055,000	5.000%, 10/01/30	NR/BBB/NR	1,171,973
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	606,048
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,166,561
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	2,076,876
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	793,149
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	828,875
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,470,704
	Utah State Board of Regents Lease Revenue
425,000	4.500%, 05/01/21 AMBAC Insured	NR/AA/NR	426,350
450,000	4.625%, 05/01/22 AMBAC Insured	NR/AA/NR	451,463
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,387

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
$ 1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	$ 1,519,316
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,171,945
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	976,510
200,000	5.000%, 04/01/30 AGMC Insured	NR/AA/NR	265,130
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	623,957
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	558,244
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	695,511
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	553,531
650,000	4.000%, 08/01/37 Series A	Aa1/AA+/NR	772,140
650,000	4.000%, 08/01/37 Series A-1	Aa1/AA+/NR	785,770
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,192,006
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,783,964
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,243,577
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	2,189,406
	Washington State Higher Education Facilities Authority Revenue, Whitman College Project
2,070,000	5.000%, 01/01/32	Aa3/NR/NR	2,411,854
	Total Higher Education		33,807,479

	Housing (2.8%)
	King County, Washington Housing Authority Pooled Refunding
2,060,000	4.000%, 11/01/34 Series 2019	NR/AA/NR	2,400,790
910,000	4.000%, 11/01/36 Series 2019	NR/AAA/NR	1,073,259
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	580,971
	North Dakota Housing Finance Agency, Home Mortgage Finance Program
400,000	3.000%, 07/01/27 Series A	Aa1/NR/NR	439,404

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (continued)
	South Dakota Housing Development Authority Homeownership Mortgage
$ 250,000	1.000%, 05/01/26 Series 2020C	Aaa/AAA/NR	$ 252,318
500,000	1.350%, 05/01/28 Series 2020C	Aaa/AAA/NR	503,774
500,000	1.400%, 11/01/28 Series 2020C	Aaa/AAA/NR	501,645
	Texas Department of Housing & Community Affair, Single Family Mortgage
955,000	2.000%, 03/01/30 Series 2020A GNMA Insured	Aaa/AA+/NR	978,799
	Utah Housing Corporation Single Family Mortgage
20,000	4.950%, 01/01/32 Series A Class II	Aa2/AA+/AA	20,028
60,000	4.500%, 01/01/24 Series A Class III	Aa3/AA/AA-	60,084
1,315,000	4.600%, 07/01/34 Series B-1 Class I	Aaa/AAA/AAA	1,316,530
40,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA+/AA	40,056
35,000	4.500%, 07/01/23 Series C	Aa3/AA/AA-	35,058
1,630,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA-/AA-	1,733,620
735,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA-/AA-	787,575
	Vancouver, Washington Housing Authority, Anthem Park and Columbia House Projects
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	569,772
500,000	3.000%, 06/01/38 Series 2020	NR/AA/NR	518,116
	Wyoming Community Development Authority Housing Revenue
820,000	2.550%, 12/01/23 Series 1	Aa1/AA+/NR	861,214
500,000	3.000%, 12/01/27 Series 1	Aa1/AA+/NR	550,558
150,000	2.450%, 06/01/26 Series 5	Aa1/AA+/NR	160,642
	Total Housing		13,384,213

	Local Public Property (13.9%)
	Alaska State Municipal Bond Bank
540,000	5.000%, 02/01/30 AMT	NR/A+/A	654,242
565,000	5.000%, 02/01/31 AMT	NR/A+/A	681,274
590,000	5.000%, 02/01/32 AMT	NR/A+/A	708,944
670,000	4.000%, 12/01/33	A1/A+/NR	787,563

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Bluffdale, Utah Local Building Authority Lease Revenue
$ 1,215,000	4.000%, 03/01/35	A1/NR/NR	$ 1,339,999
	Brigham, Utah Special Assessment Voluntary Assessment Area
467,000	5.250%, 08/01/23	A1/NR/NR	468,616
	City of Cape Coral, Florida Special Obligation Refunding Revenue
1,000,000	5.000%, 10/01/37 Series 2017	Aa3/AA/NR	1,231,794
	CIVICVentures, Alaska Revenue Refunding, Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A+/AA-	1,091,580
1,000,000	5.000%, 09/01/29	NR/A+/AA-	1,087,251
1,000,000	5.000%, 09/01/30	NR/A+/AA-	1,083,803
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,174,020
	Eagle Mountain, Utah Special Assessment Area
260,000	5.250%, 05/01/28 Series 2013	NR/A+/NR	281,686
	Harris County, Texas Sports Refunding Senior Lien
500,000	5.000%, 11/15/30 Series A	A3/BBB/NR	558,151
	Hillsborough County, Florida Capital Improvement Non-Ad Valorem Revenue Bonds
1,000,000	4.000%, 08/01/35	Aa1/AAA/Aa+	1,191,570
	Houston, Texas Hotel Occupancy Tax and Special Revenue
500,000	5.000%, 09/01/31	A2/A/NR	543,659
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	A1/AA/AA-	1,135,261
	Matanuska-Susitna Borough, Alaska Lease Revenue Refunding, Goose Creek Correctional Center
1,085,000	5.000%, 09/01/32 Series 2015	A1/A+/A	1,234,041
	Mesquite, Nevada New Special Improvement District
210,000	5.500%, 08/01/25	NR/NR/NR*	212,119

18 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
$ 750,000	5.000%, 05/01/28	NR/AA+/NR	$ 927,401
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,536,616
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,211,738
	Murray City, Utah Municipal Building Authority Lease Revenue
380,000	4.000%, 12/01/30 Series 2020	Aa3/NR/NR	468,144
480,000	4.000%, 12/01/31 Series 2020	Aa3/NR/NR	588,351
300,000	4.000%, 12/01/32 Series 2020	Aa3/NR/NR	366,019
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	1,139,789
	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	1,169,952
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A2/AA/NR	679,232
	Salt Lake City, Utah Local Building Authority Lease Revenue
955,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	1,008,075
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	732,071
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	447,707
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	479,299
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,301,770
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	516,870
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	895,676
810,000	5.000%, 02/15/31	Aa3/NR/NR	988,013
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
1,125,000	4.000%, 11/01/27	NR/AA+/NR	1,300,055
1,420,000	4.000%, 11/01/28	NR/AA+/NR	1,630,033
1,230,000	4.000%, 11/01/30	NR/AA+/NR	1,396,284

19 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	South Salt Lake, Utah Redevelopment Agency Excise Tax & Tax Increment Revenue Refunding
$ 1,000,000	4.000%, 11/01/28 Series 2020	NR/AA/NR	$ 1,186,641
1,035,000	4.000%, 11/01/29 Series 2020	NR/AA/NR	1,240,462
1,080,000	4.000%, 11/01/30 Series 2020	NR/AA/NR	1,307,644
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa3/AA/AA-	555,756
	St. Lucie County, Florida School Board COP Master Lease Program
500,000	5.000%, 07/01/30 Series A	A1/A/A+	548,199
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA-/NR	994,865
885,000	4.000%, 12/15/29	NR/AA-/NR	1,026,853
920,000	4.000%, 12/15/30	NR/AA-/NR	1,057,521
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
1,800,000	4.000%, 04/01/31	Aa2/NR/NR	2,215,473
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,620,264
1,875,000	4.000%, 04/01/32	Aa2/NR/NR	2,287,987
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	602,288
500,000	5.000%, 10/01/37	Aa3/NR/NR	596,121
	Weber County, Utah Special Assessment Summit Mountain Area
1,550,000	5.500%, 01/15/28	NR/AA/NR	1,688,622
4,020,000	5.750%, 01/15/33	NR/AA/NR	4,389,008
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,203,986
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,199,272
	West Palm Beach, Florida Community Redevelopment Agency Tax Increment Revenue Refunding
1,500,000	5.250%, 03/01/31	NR/A/AA-	1,788,620

20 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
$ 900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	$ 991,136
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,191,220
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	372,169
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	885,254
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	2,272,868
	Total Local Public Property		66,470,897

	Public Schools (1.6%)
	Alpine, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa1/NR/NR	1,157,516
	Davis County, Utah Municipal Building Authority Crossover Refunding Lease Revenue
1,085,000	4.000%, 11/01/32 Series 2020	NR/AA/NR	1,308,771
	Grand City, Utah Local Building Authority School District Lease Revenue
1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	1,954,228
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,125,000	5.000%, 01/15/30	A1/NR/NR	1,370,008
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,462,034
	Uintah County, Utah School District Municipal Building Authority Lease Revenue Refunding
358,000	2.000%, 08/01/22	NR/NR/NR*	358,454
	Total Public Schools		7,611,011

	Sales Tax (9.9%)
	Central Puget Sound, Washington Regional Transit Authority Sales & Use Tax Improvement & Refunding
1,000,000	5.000%, 11/01/31	Aa1/AAA/NR	1,188,556

21 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Cottonwood Heights, Utah Sales Tax Revenue
$ 2,000,000	5.000%, 07/01/32 Series 2014	NR/AA+/NR	$ 2,276,509
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
1,735,000	4.000%, 08/01/25 Series B	NR/AA+/NR	1,873,404
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,381,597
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,775,717
	Lehi, Utah Franchise & Sales Tax Revenue (Broadband Project)
985,000	5.000%, 02/01/27 Series 2021 AGMC Insured	NR/AA/NR	1,218,937
1,000,000	4.000%, 02/01/32 Series 2021 AGMC Insured	NR/AA/NR	1,228,390
1,000,000	4.000%, 02/01/33 Series 2021 AGMC Insured	NR/AA/NR	1,222,622
500,000	4.000%, 02/01/34 Series 2021 AGMC Insured	NR/AA/NR	608,562
500,000	4.000%, 02/01/35 Series 2021 AGMC Insured	NR/AA/NR	606,765
	Lehi, Utah Sales Tax Revenue
1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	1,412,672
420,000	4.000%, 06/01/36 Series 2019	NR/AA+/NR	484,880
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,172,845
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,838,047
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	572,244
	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	4.000%, 06/01/30	NR/AA+/AAA	833,760
	Salt Lake County, Utah Sales & Excise Tax Revenue Refunding
525,000	4.000%, 04/01/21 Series A	Aa1/AAA/NR	525,000

22 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Salt Lake County, Utah Sales Tax Revenue
$ 525,000	5.000%, 02/01/24 Series 2012A	NR/AAA/AAA	$ 545,751
1,655,000	4.000%, 02/01/34 Series B	NR/AAA/AAA	1,879,683
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,169,013
	Summit County, Utah Transportation Sales Tax Revenue
1,200,000	4.000%, 12/15/28 Series 2018	NR/AA/NR	1,377,805
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,654,918
	Utah County, Utah Excise Tax Revenue Refunding
1,690,000	4.000%, 12/01/36 Series 2020	NR/AA+/NR	1,976,080
	Utah Transit Authority Sales Tax Revenue
2,950,000	4.000%, 12/15/34 Series A	Aa2/AA/AA	3,513,663
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA/AA	4,056,943
1,560,000	5.000%, 06/15/37 Series A	A1/A+/AA	1,775,910
3,580,000	4.000%, 12/15/38 Series A	Aa2/AA/AA	4,209,685
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	A1/A+/AA	1,234,699
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
1,000,000	zero coupon, 12/15/32	A1/A+/AA	735,920
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	2,022,554
	Total Sales Tax		47,373,131

	State Agency (1.8%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Clearfield City
315,000	5.000%, 10/15/25 Series 2020	NR/A+/NR	369,596
335,000	5.000%, 10/15/26 Series 2020	NR/A+/NR	403,307
350,000	5.000%, 10/15/27 Series 2020	NR/A+/NR	430,634

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Layton City
$ 500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	$ 615,673
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	590,637
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	729,992
	Utah Infrastructure Agency Telecommunications Revenue & Refunding Bonds
610,000	5.000%, 10/15/21 Series A	NR/NR/BBB-	623,203
640,000	5.000%, 10/15/22 Series A	NR/NR/BBB-	684,369
750,000	4.000%, 10/15/22 Series A	NR/NR/BBB-	790,588
	Utah State Building Ownership Authority Lease Revenue Refunding State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,142,465
905,000	4.000%, 05/15/29	Aa1/AA+/NR	1,074,165
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,104,747
	Total State Agency		8,559,376

	Transportation (0.9%)
	Clark County, Nevada Highway Improvement Revenue Indexed Fuel Tax & Subordinate Motor Vehicle Fuel Tax
2,000,000	5.000%, 07/01/31	Aa3/AA-/NR	2,336,584
500,000	5.000%, 07/01/36	Aa3/AA-/NR	607,099
	Salt Lake County, Utah Excise Tax Road Revenue
1,000,000	4.000%, 08/15/31 Series 2017	NR/AAA/AAA	1,166,604
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA/AA	266,024
	Total Transportation		4,376,311

24 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (9.3%)
	Anacortes, Washington Utility System Improvement and Refunding, Green Bond
$ 1,025,000	4.000%, 12/01/33 Series 2020 BAMI Insured	NR/AA/NR	$ 1,234,390
	Central Utah Water Conservancy District Refunding
1,785,000	5.000%, 10/01/37 Series 2020D	NR/AA+/AA+	2,347,160
1,000,000	4.000%, 10/01/38 Series 2020D	NR/AA+/AA+	1,205,957
	Central Utah Water Conservancy District Refunding, Jordanelle Hydrant
1,125,000	4.500%, 10/01/27 Series A	NR/AA/AA+	1,145,820
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	472,030
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,144,713
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	575,218
	Hooper, Utah Water Improvement District Revenue Refunding
1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	1,150,181
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	249,777
	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,235,766
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,168,911
	Jordanelle, Utah Special Service District
268,000	5.700%, 11/15/21	NR/NR/NR*	268,205
283,000	5.800%, 11/15/22	NR/NR/NR*	283,244
299,000	6.000%, 11/15/23	NR/NR/NR*	299,316
	Lakewood, Washington Water District, Pierce County
750,000	4.000%, 12/01/37 Series 2019A AMT	NR/AA-/NR	835,445

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Miami-Dade County, Florida Water and Sewer Revenue System
$ 2,000,000	5.000%, 10/01/26	Aa3/AA-/A+	$ 2,393,636
	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa3/NR/AA+	1,178,794
	Park City, Utah Water Revenue Green Bonds
5,175,000	3.000%, 12/15/33 Series 2020	Aa2/AA/NR	5,841,582
	Pleasant Grove City, Utah Storm Water Revenue Refunding
205,000	4.000%, 07/15/27 Series 2020 BAMI Insured	NR/AA/NR	243,378
370,000	4.000%, 07/15/28 Series 2020 BAMI Insured	NR/AA/NR	444,687
485,000	4.000%, 07/15/29 Series 2020 BAMI Insured	NR/AA/NR	590,211
510,000	4.000%, 07/15/30 Series 2020 BAMI Insured	NR/AA/NR	625,813
525,000	4.000%, 07/15/31 Series 2020 BAMI Insured	NR/AA/NR	640,768
	Salt Lake City, Utah Public Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,192,697
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,667,586
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,186,456
500,000	4.000%, 02/01/38	Aa1/AAA/NR	593,126
3,535,000	5.000%, 02/01/42 Series 2020	Aa1/AAA/NR	4,424,610
	San Antonio, Texas Water Revenue System Junior Lien
500,000	4.000%, 05/15/37 Series 2020C	Aa2/AA/AA	604,980
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	1,106,778
	Texas Water Development Board
1,000,000	5.000%, 10/15/28 Series 2018 A	NR/AAA/AAA	1,281,080
	Utah Water Finance Agency Revenue
950,000	4.000%, 03/01/33	NR/AA/AA	1,089,372
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,185,178
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,200,832
1,295,000	5.000%, 03/01/38	NR/AA/AA	1,623,606

26  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Weber Basin, Utah Water Conservancy District Refunding
$ 915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	$ 989,360
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	975,118
	Total Water and Sewer		44,695,781
	Total Revenue Bonds		317,735,451

	Pre-Refunded Bonds\Escrowed to Maturity Bonds (13.7%)††
	Pre-Refunded General Obligation Bonds (2.4%)
	City and County (1.5%)
	Reedy Creek, Florida Improvement District
1,000,000	5.250%, 06/01/29 Series A	Aa3/AA-/NR	1,109,483
	Henderson, Nevada Refunding Various Purpose
1,000,000	5.000%, 06/01/33 Series B	Aa2/AA+/NR	1,102,961
750,000	5.000%, 06/01/30 Series 2014	Aa2/AA+/NR	859,856
750,000	5.000%, 06/01/35 Series 2014	Aa2/AA+/NR	859,856
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	A1/A+/NR	1,149,972
	Washoe County, Nevada Refunding Reno Sparks Convention
2,000,000	5.000%, 07/01/28	Aa2/AA/NR	2,023,252
	Total City and County		7,105,380

	Public Schools (0.5%)
	Granite School District, Utah, Salt Lake County School Building (School Board Guaranty Program)
1,000,000	5.000%, 06/01/31	Aaa/NR/AAA	1,007,650
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	573,498

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Wylie, Texas Independent School District Capital Appreciation
$ 1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	$ 751,494
	Total Public Schools		2,332,642

	Water and Sewer (0.4%)
	Central Utah Water Conservancy District Refunding
765,000	5.000%, 04/01/28 Series B	NR/AA+/AA+	765,000
	Las Vegas Valley, Nevada Water District Refunding
1,200,000	5.000%, 06/01/30 Series C	Aa1/AA/NR	1,209,085
	Total Water and Sewer		1,974,085
	Total Pre-Refunded General Obligation Bonds		11,412,107

	Pre-Refunded\ Escrowed to Maturity Revenue Bonds (11.3%)
	Electric (2.6%)
	Eagle Mountain, Utah Gas & Electric
325,000	5.000%, 06/01/24 AGMC Insured	NR/AA/NR	327,460
	Jacksonville Electric Authority, Florida Electric System Revenue
465,000	4.500%, 10/01/32 Series Three 2012A	NR/NR/NR*	465,000
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
1,005,000	5.000%, 09/01/32 Series A	NR/A-/NR	1,074,150
	Utah Associated Municipal Power System Revenue Refunding, Payson Power Project
2,000,000	5.000%, 04/01/24	NR/A-/NR	2,048,087
1,000,000	5.000%, 04/01/25	NR/A-/NR	1,024,044
6,375,000	5.000%, 04/01/26	NR/A-/NR	6,528,279
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured ETM	A2/AA/NR	824,723
	Total Electric		12,291,743

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (0.8%)
	Utah County, Utah Hospital Revenue, IHC Health Services, Inc.
$ 1,205,000	5.000%, 05/15/25	Aa1/AA+/NR	$ 1,211,585
1,200,000	5.000%, 05/15/26	Aa1/AA+/NR	1,206,557
880,000	5.000%, 05/15/28	Aa1/AA+/NR	884,809
500,000	5.000%, 05/15/29	Aa1/AA+/NR	502,732
	Total Healthcare		3,805,683

	Higher Education (0.8%)
	Florida Higher Education Facilities Authority Revenue, Refunding, Rollins College Project
1,000,000	5.000%, 12/01/37 Series A	A2/NR/NR	1,079,989
	Utah State University Student Building Fee
1,285,000	5.000%, 12/01/29 Series B	NR/AA/NR	1,418,776
1,355,000	5.000%, 12/01/30 Series B	NR/AA/NR	1,496,063
	Total Higher Education		3,994,828

	Sales Tax (0.8%)
	Riverton City, Utah Franchise & Sales Tax Revenue
1,000,000	5.250%, 12/01/36	NR/AA+/AAA	1,109,483
	Salt Lake County, Utah Sales Tax Revenue Refunding
1,475,000	5.000%, 02/01/24 Series 2012A	NR/NR/NR*	1,532,757
	Utah Transit Authority Sales Tax Revenue
1,000,000	5.000%, 06/15/32	A1/A+/AA	1,058,477
	Total Sales Tax		3,700,717

	State Agency (1.6%)
	Utah Infrastructure Agency Telecommunications & Franchise Tax
1,970,000	5.250%, 10/15/30	A2/NR/NR	2,387,421
1,000,000	5.000%, 10/15/33	A2/NR/NR	1,120,426
1,630,000	5.250%, 10/15/38	A2/NR/NR	1,836,560
1,000,000	5.500%, 10/15/30 Series A AGMC Insured	A2/NR/NR	1,028,322
1,475,000	5.250%, 10/15/33 Series A AGMC Insured	A2/NR/NR	1,514,830
	Total State Agency		7,887,559

29  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (2.1%)
	Utah Transit Authority Sales Tax Revenue Refunding
$ 3,440,000	5.000%, 06/15/37 Series A	NR/NR/NR*	$ 4,089,611
	Utah Transit Authority Sales Tax Revenue Subordinated
5,000,000	5.000%, 06/15/34 Series A	A1/A+/AA	5,944,202
	Total Transportation		10,033,813

	Water and Sewer (2.6%)
	Davie, Florida Water & Sewer Revenue
1,000,000	5.000%, 10/01/32 AGMC Insured	A1/AA/NR	1,024,044
	Miami-Dade County, Florida Water and Sewer Revenue System
1,000,000	5.000%, 10/01/31 Series A	Aa3/AA-/A+	1,072,883
	Mountain Regional Water Special Service District, Utah Water Revenue Refunding
3,000,000	5.000%, 12/15/33 AGMC Insured	NR/AA/AA	3,102,448
	North Slope Borough, Alaska Service Area 10 Water & Wastewater Facilities
1,000,000	5.250%, 06/30/27	NR/NR/NR*	1,007,879
1,000,000	5.250%, 06/30/28	NR/NR/NR*	1,007,879
985,000	5.250%, 06/30/34	NR/NR/NR*	992,761
	Ogden City, Utah Sewer & Water Revenue Bonds
1,160,000	5.250%, 06/15/30 Series B	Aa3/AA-/NR	1,289,287
	Ogden City, Utah Storm Drain Revenue Bonds
500,000	5.250%, 06/15/28	NR/NR/NR*	554,558
	Salt Lake & Sandy, Utah Metropolitan Water District, Water Revenue
1,100,000	5.000%, 07/01/37 Series A	NR/AA+/NR	1,166,716
	Sarasota, Florida Utility System Revenue Refunding
1,455,000	5.000%, 10/01/27	NR/AA+/AA+	1,489,984
	Total Water and Sewer		12,708,439
	Total Pre-Refunded\ Escrowed to Maturity Revenue Bonds		54,422,782
	Total Pre-Refunded\ Escrowed to Maturity Bonds		65,834,889
	Total Municipal Bonds (cost $447,267,026)		470,394,917

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Shares	Short-Term Investment (1.4%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
6,647,773	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.02%** (cost $6,647,773)	Aaa-mf/AAAm/NR	$ 6,647,773

	Total Investments (cost $453,914,799-note 4)	99.5%	477,042,690
	Other assets less liabilities	0.5	2,328,150
	Net Assets	100.0%	$ 479,370,840

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody’s or AAA of S&P and Fitch	14.2%
Pre-refunded bonds\ETM bonds ††	14.0
Aa of Moody’s or AA of S&P and Fitch	53.8
A of Moody’s or S&P and Fitch	12.4
BBB of S&P and Fitch	2.4
Not Rated*	3.2
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM – Escrowed to Maturity

FHA - Federal Housing Administration

GNMA – Government National Mortgage Association

IHC - Intermountain Health Care

NR - Not Rated

PSF - Permanent School Fund

VRDN - Variable Rate Demand Note

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand notes (VRDNs) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond's originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Security purchased on a delayed delivery or when-issued basis.

See accompanying notes to financial statements.

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2021

ASSETS
Investments at value (cost $453,914,799)	$477,042,690
Interest receivable	5,318,082
Receivable for Fund shares sold	951,800
Other assets	46,924
Total assets	483,359,496

LIABILITIES
Payable for investment securities purchased	2,450,260
Payable for Fund shares redeemed	1,050,271
Management fee payable	193,757
Dividends payable	100,805
Distribution and service fees payable	1,038
Accrued expenses payable	192,525
Total liabilities	3,988,656
NET ASSETS	$479,370,840

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$451,535
Additional paid-in capital	457,718,267
Total distributable earnings	21,201,038
$479,370,840
CLASS A
Net Assets	$252,019,543
Capital shares outstanding	23,766,623
Net asset value and redemption price per share	$10.60
Maximum offering price per share* (100/97 of $10.60)	$10.93

CLASS C
Net Assets	$27,208,102
Capital shares outstanding	2,565,925
Net asset value and offering price per share	$10.60

CLASS F
Net Assets	$5,288,395
Capital shares outstanding	496,724
Net asset value, offering and redemption price per share	$10.65

CLASS Y
Net Assets	$194,854,800
Capital shares outstanding	18,324,232
Net asset value, offering and redemption price per share	$10.63

*   Maximum sales rate reduced to 3% on September 1, 2020.

See accompanying notes to financial statements.

33  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2021

Investment Income
Interest income		$12,622,792

Expenses
Management fee (note 3)	$2,266,360
Distribution and service fee (note 3)	785,508
Transfer and shareholder servicing agent fees	225,338
Legal fees	143,859
Fund accounting fees	92,580
Trustees’ fees and expenses (note 6)	90,777
Registration fees and dues	56,655
Shareholders’ reports	36,935
Auditing and tax fees	27,400
Insurance	20,678
Custodian fees	16,788
Credit facility fees (note 10)	12,988
Compliance services (note 3)	8,238
Miscellaneous	32,487
Total expenses	3,816,591

Management fee waived (note 3)	(101,309)
Net expenses		3,715,282
Net investment income		8,907,510

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(36,067)
Change in unrealized appreciation on investments	3,856,545

Net realized and unrealized gain (loss) on investments		3,820,478
Net change in net assets resulting from operations		$12,727,988

See accompanying notes to financial statements.

34  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income	$8,907,510	$9,327,286
Realized gain (loss) from securities transactions	(36,067)	63,243
Change in unrealized appreciation on investments	3,856,545	4,411,559
Change in net assets resulting from operations	12,727,988	13,802,088

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,754,887)	(5,066,520)

Class C Shares	(338,786)	(495,674)

Class F Shares	(81,037)	(45,161)

Class Y Shares	(3,732,565)	(3,719,824)
Change in net assets from distributions	(8,907,275)	(9,327,179)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	123,529,924	117,476,552
Reinvested dividends and distributions	7,668,909	8,039,328
Cost of shares redeemed	(71,575,535)	(92,460,105)
Change in net assets from capital share transactions	59,623,298	33,055,775

Change in net assets	63,444,011	37,530,684

NET ASSETS:
Beginning of period	415,926,829	378,396,145
End of period	$479,370,840	$415,926,829

See accompanying notes to financial statements.

35  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS MARCH 31, 2021

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund For Utah. Tax-Free Fund For Utah transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund For Utah on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund For Utah received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

36  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$6,647,773
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	470,394,917
Level 3 – Significant Unobservable Inputs	—
Total	$477,042,690
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

37  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2021, the Fund incurred management fees of $2,266,360 of which $101,309 was waived.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

38  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2021, distribution fees on Class A Shares amounted to $489,492, of which the Distributor retained $18,996.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2021, these payments amounted to $222,012. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $74,004. The total of these payments with respect to Class C Shares amounted to $296,016, of which the Distributor retained $72,881.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2021, total commissions on sales of Class A Shares amounted to $175,565, of which the Distributor received $29,876.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

39  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

4. Purchases and Sales of Securities

During the year ended March 31, 2021, purchases of securities and proceeds from the sales of securities aggregated $102,616,266 and $26,534,090, respectively.

At March 31, 2021, the aggregate tax cost for all securities was $453,914,343. At March 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $24,071,926 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $943,579, for a net unrealized appreciation of $23,128,347.

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2021, the Fund had 67% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to Utah statutory authority, the interest on which is currently exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest of non-Utah-based issuers. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

At March 31, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2021 was $90,777. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

40  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	4,124,573	$44,047,358	5,014,321	$52,768,595
Reinvested dividends and distributions	392,632	4,185,500	422,473	4,450,945
Cost of shares redeemed	(2,613,462)	(27,890,074)	(3,269,262)	(34,241,898)
Net change	1,903,743	20,342,784	2,167,532	22,977,642

Class C Shares
Proceeds from shares sold	566,654	6,053,844	685,387	7,195,346
Reinvested dividends and distributions	28,800	306,884	41,757	439,206
Cost of shares redeemed	(950,114)	(10,147,667)	(1,426,138)	(14,912,235)
Net change	(354,660)	(3,786,939)	(698,994)	(7,277,683)

Class F Shares
Proceeds from shares sold	331,949	3,553,411	172,778	1,817,285
Reinvested dividends and distributions	7,570	81,053	4,267	45,161
Cost of shares redeemed	(57,914)	(619,314)	(28,677)	(295,697)
Net change	281,605	3,015,150	148,368	1,566,749

Class Y Shares
Proceeds from shares sold	6,526,531	69,875,311	5,288,268	55,695,326
Reinvested dividends and distributions	289,589	3,095,472	293,654	3,104,016
Cost of shares redeemed	(3,081,026)	(32,918,480)	(4,108,943)	(43,010,275)
Net change	3,735,094	40,052,303	1,472,979	15,789,067
Total transactions in Fund shares	5,565,782	$59,623,298	3,089,885	$33,055,775

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

41  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $2,157,920 of which $1,401,767 retains its character of short-term and $756,153 retains its character of long-term; both have no expiration.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$8,901,506	$9,238,444
Ordinary Income	5,769	88,735
	$8,907,275	$9,327,179

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$331,416
Accumulated net realized loss on investments	(2,157,920)
Unrealized appreciation	23,128,347
Other temporary differences	(100,805)
$21,201,038

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

42  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended March 31, 2021.

11. Recent Events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low or negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

43  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.50	$10.36	$10.18	$10.26	$10.56
Income (loss) from investment operations:
Net investment income (1)	0.21	0.24	0.26	0.27	0.27
Net gain (loss) on securities (both realized and unrealized)	0.10	0.14	0.18	(0.08)	(0.30)
Total from investment operations	0.31	0.38	0.44	0.19	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.24)	(0.26)	(0.27)	(0.26)
Distributions from capital gains	––	—	—	—	(0.01)
Total distributions	(0.21)	(0.24)	(0.26)	(0.27)	(0.27)
Net asset value, end of period	$10.60	$10.50	$10.36	$10.18	$10.26
Total return (not reflecting sales charge)	2.93%	3.72%	4.36%	1.84%	(0.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$252	$229	$204	$213	$211
Ratio of expenses to average net assets	0.85%	0.88%	0.86%	0.84%	0.84%
Ratio of net investment income to average net assets	1.94%	2.31%	2.52%	2.61%	2.54%
Portfolio turnover rate	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.87%	0.90%	0.89%	0.87%	0.86%
Ratio of net investment income to average net assets	1.92%	2.29%	2.49%	2.58%	2.52%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

44  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.49	$10.35	$10.17	$10.25	$10.55
Income (loss) from investment operations:
Net investment income (1)	0.12	0.16	0.17	0.19	0.18
Net gain (loss) on securities (both realized and unrealized)	0.11	0.14	0.19	(0.08)	(0.29)
Total from investment operations	0.23	0.30	0.36	0.11	(0.11)
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.16)	(0.18)	(0.19)	(0.18)
Distributions from capital gains	––	—	—	—	(0.01)
Total distributions	(0.12)	(0.16)	(0.18)	(0.19)	(0.19)
Net asset value, end of period	$10.60	$10.49	$10.35	$10.17	$10.25
Total return (not reflecting CDSC)	2.21%	2.90%	3.53%	1.03%	(1.06)%
Ratios/supplemental data
Net assets, end of period (in millions)	$27	$31	$37	$58	$73
Ratio of expenses to average net assets	1.65%	1.68%	1.65%	1.64%	1.64%
Ratio of net investment income to average net assets	1.14%	1.52%	1.72%	1.81%	1.74%
Portfolio turnover rate	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	1.67%	1.70%	1.68%	1.66%	1.66%
Ratio of net investment income to average net assets	1.12%	1.50%	1.69%	1.78%	1.72%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

45  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income (1)	0.23	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	0.11	0.16	0.27
Total from investment operations	0.34	0.42	0.36
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.27)	(0.09)
Distributions from capital gains	—	—	—
Total distributions	(0.23)	(0.27)	(0.09)
Net asset value, end of period	$10.65	$10.54	$10.39
Total return (not reflecting sales charge)	3.26%	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5.3	$2.0	$0.7
Ratio of expenses to average net assets	0.61%	0.65%	0.65%(3)
Ratio of net investment income to average net assets	2.15%	2.51%	2.71%(3)
Portfolio turnover rate	6%	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.63%	0.67%	0.68%(3)
Ratio of net investment income to average net assets	2.12%	2.49%	2.68%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

46  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.52	$10.39	$10.22	$10.29	$10.59
Income (loss) from investment operations:
Net investment income (1)	0.23	0.26	0.28	0.29	0.29
Net gain (loss) on securities (both realized and unrealized)	0.11	0.14	0.17	(0.07)	(0.29)
Total from investment operations	0.34	0.40	0.45	0.22	—
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.27)	(0.28)	(0.29)	(0.29)
Distributions from capital gains	––	—	—	—	(0.01)
Total distributions	(0.23)	(0.27)	(0.28)	(0.29)	(0.30)
Net asset value, end of period	$10.63	$10.52	$10.39	$10.22	$10.29
Total return (not reflecting sales charge)	3.23%	3.82%	4.46%	2.15%	(0.05)%
Ratios/supplemental data
Net assets, end of period (in millions)	$195	$154	$136	$129	$125
Ratio of expenses to average net assets	0.65%	0.68%	0.66%	0.64%	0.64%
Ratio of net investment income to average net assets	2.14%	2.51%	2.72%	2.81%	2.75%
Portfolio turnover rate	6%	8%	14%	15%	23%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.67%	0.70%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	2.11%	2.49%	2.69%	2.78%	2.73%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

47  |  Aquila Tax-Free Fund For Utah

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Hawaiian Tax-Free Trust (the “Trust”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). The Trust’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

48  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair of the Board of Trustees of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2003-2020, President of The Cascades Trust 1998-2020 and Trustee of the Cascades Trust 1994-2020

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

49  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University, 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

50  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

51  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

52  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

53  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019	Vice President of all funds in the Aquila Group of Funds since 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since 2019, Vice President, Marketing Communication and Data Manager, 2010 –2019.

Nicholas R. Stewart Louisville, KY (1990)	Vice President of Aquila Municipal Trust since March 2021	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2021; Regional Sales Manager and registered representative of the Distributor since February 2021; Vice President, Account Manager, 2019-2020 and Senior Account Associate, 2016-2019, PIMCO Investments LLC; Product Specialist, Hilliard Lyons, 2015-2016.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

54  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

55  |  Aquila Tax-Free Fund For Utah

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/20	Ending(1) Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Ending Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Net Annualized Expense Ratio
A	$1,000	$1,001.80	$4.14	$1,020.79	$4.18	0.83%
C	$1,000	$ 997.80	$8.12	$1,016.80	$8.20	1.63%
F	$1,000	$1,003.00	$2.95	$1,021.99	$2.97	0.59%
Y	$1,000	$1,002.80	$3.15	$1,021.79	$3.18	0.63%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

56  |  Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $8,901,506 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 99.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

57  |  Aquila Tax-Free Fund For Utah

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTAR-0521

Annual Report March 31, 2021

Please Save the Tentative* Date for Your 2021 Shareholder Meeting

Thursday, October 28, 2021

The McCormick Ranch Golf Club, Scottsdale, Arizona

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting.

Thank you for your understanding while we navigate these difficult times.

Aquila Tax-Free Trust of Arizona “It has been Quite the Year” Serving Arizona investors since 1986

May, 2021

Dear Fellow Shareholder:

More than likely, you became a fellow shareholder based on our Fund’s investment objective, which is to provide as high a level of double tax-free income as is consistent with preservation of capital.

The COVID-19 pandemic brought a lot of uncertainty to the U.S. beginning in March 2020. Given that uncertainty oftentimes results in market volatility, you may have wondered how the Aquila Group of Funds handles changes in the market and potential volatility. And, are there any regulatory safeguards related to investments in the Fund?

Let’s begin with your Fund’s investment strategy. By design, the investment strategy we formulated with our first municipal bond fund back in 1985 was designed with potential market volatility in mind. This strategy includes:

High-Quality Investments – When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans. You may be aware that organizations such as Moody’s, S&P, and Fitch register with the U.S. Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs uses a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability to pay interest as well as a bond’s face value at maturity. This review process continues through routine ongoing analysis and evaluation. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools. Our goal with the Aquila Group of Funds is, as feasible, to conduct our own review and ongoing monitoring of securities in which your Fund invests.

Intermediate maturities – Our goal with maintaining an average intermediate maturity is to limit volatility with any change in interest rates.

Diversification – This part of our strategy is quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, we have sought to invest, on behalf of our shareholders, in as many types of projects as possible throughout the state. This limits exposure in any particular situation (and, it enhances the quality of life throughout the state by financing worthy municipal projects).

NOT A PART OF THE ANNUAL REPORT

Local Expertise – In line with our guiding principles, we have always believed that local makes a real difference. With portfolio investment professionals that generally reside in the states in which we invest, we don’t have to read about issues affecting the state, because we have our local eyes and ears. Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions.

Now, let’s talk about regulatory safeguards related to investments in the Fund – of course, please bear in mind that past performance is no guarantee of future results. Mutual funds are highly regulated in large part because they are one of the primary savings and investment vehicles for U.S. investors. The Investment Company Act of 1940 (the “1940 Act”) – an act of Congress that regulates mutual funds – is enforced and regulated by the SEC, whose mission includes protecting investors. Two important areas of focus by the SEC and your Fund’s management are as follows:

Portfolio Valuation – Your Fund’s portfolio securities are valued based upon information provided by a nationally prominent independent pricing service. As an added precaution, we periodically assess the reasonableness of these prices through other pricing services. If a market quotation or a valuation from the pricing service is not readily available for a particular security, we seek to value the security in good faith under procedures established by and under the general supervision of your Fund’s Board of Trustees.

Liquidity Risk Management – The SEC recently adopted Rule 22e-4 with the goal to reduce the risk that funds will be unable to meet shareholder requests to redeem shares without significantly reducing the value of other remaining shareholders’ investments in the fund. Your shareholder report now includes a Statement Regarding Liquidity Risk Management Program.

As always, thank you for your continued confidence in the Fund. We remain committed to our disciplined strategy as we manage your Fund, keeping in mind the trust you have placed in us.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

Introduction

During the reporting period, April 1, 2020, to March 31, 2021, the Federal Reserve (“the Fed”) has continued its aggressive policy actions that commenced early in 2020. The Fed’s policy kept U. S. Treasury yields at historic lows until the first quarter of 2021 when the 10-year yield spiked from 0.91% on December 31, 2020 to 1.74% on March 31, 2021. This was the worst quarter for Treasuries since the 1980s. We believe that after this rise in interest rates we will see the 10-year Treasury range-bound through the end of 2021.

Demand for tax-free bonds throughout the year enabled the municipal bond market to be one of the best performers in fixed income. The new Administration has indicated that corporations and individuals should expect tax increases. Depending on the size of the increases, higher taxes have historically been generally positive for the municipal market; thus, we do not see a reduction in demand in the near future. The stimulus packages passed have been positive for the municipal bond market as all states have received money from the Federal Government. These funds should help strengthen the balance sheets of most public entities.

U.S. Economy

Current consensus forecasts U.S. Gross Domestic Product (“GDP”) growth of 5.7% for 2021, after contracting 3.5% during 2020. Inflation expectations have risen from 1.2% in 2020, to 2.4% in 2021. Unemployment closed out 2020 at 8.1%, which should decline to 5.6% according to consensus economic projections as indicated by Bloomberg data. Current Federal Reserve policy accommodation is allowing inflation to run above 2%, which has moved the 10-year U.S. Treasury yield from 0.51% on August 4th, 2020, to 1.74% as of March 31, 2021. Federal Reserve officials have pledged to be unusually patient in regard to raising rates over the next several years. Experts expect the Federal Funds rate to remain near zero for the remainder of 2021; however, they anticipate rates will start climbing at the end of 2022. Municipal mutual funds harboring cash at the end of March 2021, coupled with promised higher state/Federal tax rates, a marginal increase in municipal issuance (+7% at the end of March 2021) and Federal COVID relief funds filling state coffers, are all factors that lead to the assumption municipals should continue to trade at historically high levels versus U.S. Treasuries of comparable maturities. Globally, demand for U.S. Treasuries should continue, since the comparative yields of other countries are the major attractant. This, in turn, should create demand for dollars and a strong currency. A moderate rise in rates of the U.S. Treasury 10-year to the 1.90% - 2.00% yield range is plausible, given this yield scenario relatively tracks the 10-year yield prior to the onset of the pandemic.

1  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Municipal Market

Municipal issuance over the calendar year 2020 was up 11.2%. The trend of issuing taxable municipals to pre-refund outstanding tax-exempt issues was a prominent theme throughout the year. There were 2,622 taxable municipal issues out of a total number of 12,844 municipal issues, or 20% of issuance. Taxable municipals comprised approximately 31% of the dollar volume of issuance in 2020.

The recognized measure of determining the current value of municipal yields versus Treasury yields, the Municipal/ Treasury Ratio (the yield on the AAA-rated municipal bonds relative to the yield on U.S. Treasury bonds of similar maturities) experienced significant swings during the fiscal year ending March 31, 2021.

	March 31, 2020	March 31, 2021
5 Yr.	316%	54%
10 Yr.	215%	64%
30 Yr.	154%	72%

The dramatic yield movement in the Municipal / Treasury ratio was partially due to the initial COVID-19 market unrest. Subsequently, following the Presidential election, increasing demand for tax-sheltered investments drove demand and seems to be responsible for the relatively low historical ratios as of March 31, 2021. All in all, municipal securities outpaced Treasuries in total return performance over the fiscal year reporting period ending March 31, 2021.

The initial impact to the municipal market from the COVID-19 pandemic was primarily credit-related. Airports, private colleges, hospitals, stadiums, and arenas, along with state general revenues were of major concern. By virtue of the Federal COVID relief bills, some creative financing, and unexpected revenue streams, such as the boom in online commerce, states have fared remarkably well financially. One example would be Illinois, which was moved from a negative credit watch to stable by one major Nationally Recognized Statistical Rating Organization (“NRSRO”).

Arizona State Economy

On March 11, 2021, the American Rescue Plan Act of 2021 (“ARP”) was signed into law. Out of this $1.9 trillion package, $650 billion is being directed towards public investment that supports U.S. public finance. Arizona is receiving about $15 billion out of the $650 billion, which will provide a boost to municipal governments across the state. Arizona had the 3rd best GDP performance in 2020, out of all states, with a minor contraction in GDP of -0.9%, while the overall U.S. economy shrank -3.5%. General Fund revenues for Fiscal Year 2021 through February have totaled $8.825 billion, an increase of 12.6% compared to the same period in Fiscal Year 2020 (this excluded the artificial gain from the deferral last year of the State’s income tax filing due date from April 15 to July 15, 2020). The State’s core revenue categories of Sales Taxes and Individual Income Tax (“IIT”) withholding continue to perform well, driving this growth. In particular, tax receipts from Contracting (up 19.4% year-to-date) and Retail/Remote Sales (up 16.6% year-to-date) have been very robust, even taking into account the continued economic recovery. The Phoenix metropolitan area and Arizona housing markets have been among the best performing in the nation, experiencing double-digit price appreciation throughout the past year. The momentum of the Arizona housing market was demonstrated in the pace of existing-home sales and new home construction. Through January 2021, Arizona’s 12-month total of single-family building permits rose 24% to 41,941 from the prior year, while the average number of days on the market of existing homes for sale in the Phoenix area declined from 64 to 46 days during the same period. Although the employment report in March showed Arizona with an unemployment rate of 6.7%, above the U.S. rate of 6.0%, this is primarily attributed to robust state population growth and expansion of the labor pool. The State’s employment base has demonstrated resiliency and is a significant driver in buttressing the State’s revenues and budget. As an example, the average annual employment rate in Arizona for all of 2020 was only 3.1% below the average for 2019, despite the initial shutdown of the economy last March and its resulting spike in job losses.

2  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Fund Performance

The table in the Performance Report section of this annual report provides the Fund’s total return performance information for the one-year, five-year and ten-year and since-inception periods ended March 31, 2021 compared to the performance of the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”), the Fund’s benchmark. Comparative performance and characteristics of the Fund and the Bloomberg Barclays Intermediate Index of note are as follows:

March 31, 2021
1-Year Total Return
Aquila Tax-Free Trust of Arizona
Class A Share at NAV (without sales charge)	3.63%
Class Y Share	3.88%
Bloomberg Barclays Intermediate Index	4.47%

Aquila Tax-Free Trust of Arizona Portfolio Characteristics:

	March 31, 2020	March 31, 2021
Weighted Average Maturity	10.68 yrs.	11.17 yrs.
Option Adj. (Effective) Duration	4.56 yrs.	5.21 yrs.
Modified Duration	4.17 yrs.	4.41 yrs.

Bloomberg Barclays Intermediate Index Characteristics

March 31, 2021
Option (Adj.) Effective Duration	4.25 yrs.
Modified Duration	4.03 yrs.

The Fund’s Class A and Y share total returns underperformed the Bloomberg Barclays Intermediate Index which returned 4.47%. Although the Fund maintained a longer interest rate risk profile than the Fund’s benchmark during a year when interest rates declined and bond prices increased, the Fund underperformed the benchmark primarily due to its larger holdings of short maturity bonds, which had lower capital appreciation and restrained the increase in NAV over the reporting period. The Fund’s maturity exposure is much more diversified across the yield curve than that of its benchmark. The Fund maintained an average stated maturity of 10.88 years compared to 6.41 for the Bloomberg Barclays Intermediate Index. Our active management efforts sought to reduce reinvestment risk and minimize erosion in the Fund’s monthly distributable income. This included slightly increasing the Fund’s duration when there was an opportunity last April and May 2020, during the municipal market dislocation, to swap out of short-maturity holdings into longer maturities that briefly offered elevated yields. This maturity extension locked in high yields and helped to minimize the degree of erosion in distributable income arising from early bond redemptions and maturity roll-offs.

3  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

Utilizing the consensus economic projections of significantly higher growth in GDP, both this year and dating to 2023 as some experts are predicting, one may assume that moderately higher rates will be the trend. The market is currently experiencing an increase in interest rates. Specifically, the U.S. Treasury 10-year bottomed at 0.50% in August 2020 and is currently trading at 1.74%, as of March 31, 2021. We believe the Fund is well-positioned to take advantage of moderately higher rates, mitigating risk by utilizing its relatively short duration and ability to reinvest the Fund’s maturities at higher rates, potentially increasing the Fund’s distribution yield.

Additionally, the Fund’s broad diversification of sectors, maturities, issuers and bond structures support the concepts of enhancing liquidity and reducing volatility. We intend to maintain the Fund’s high-quality emphasis as we search the Arizona municipal market for value in order to maintain current income, which in turn should help reduce price volatility.

We believe it is imperative to continue to monitor credit quality selection, with particular focus on those sectors or issuers whose credit quality could potentially be impacted by COVID-19 events.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona (the “Fund”) for the 10-year period ended March 31, 2021 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 3/13/86
With Maximum Sales Charge	(0.56)%	1.68%	3.43%	5.08%
Without Sales Charge	3.63	2.52	3.85	5.21
Class C since 4/01/96
With CDSC**	1.76	1.64	2.96	3.37
Without CDSC	2.76	1.64	2.96	3.37
Class Y since 4/01/96
No Sales Charge	3.88	2.67	4.00	4.50
Bloomberg Barclays Intermediate Index	4.47	2.71	3.39	5.06*	(Class A)
				4.34	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Arizona:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Arizona (the “Fund”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2021

7  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021

Principal Amount	General Obligation Bonds (25.7%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City (3.0%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 222,000	6.250%, 01/01/29	NR/A-/NR	$ 225,027
	Gilbert Improvement District No. 19
5,000	5.200%, 01/01/23	Aa1/AA-/NR	5,018
	Gilbert Improvement District No. 20
585,000	5.100%, 01/01/29	Aa1/AA-/NR	591,630
	Glendale, Arizona
200,000	5.000%, 07/01/33	NR/AA-/AAA	251,424
	Goodyear McDowell Road Commercial Corridor Improvement District
855,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	969,456
	Mesa, Arizona
425,000	4.000%, 07/01/32	Aa2/AA/AAA	505,158
425,000	4.000%, 07/01/33	Aa2/AA/AAA	503,359
450,000	4.000%, 07/01/34	Aa2/AA/AAA	531,329
	Scottsdale, Arizona
200,000	4.000%, 07/01/28	Aaa/AAA/AAA	226,618
500,000	4.000%, 07/01/34	Aaa/AAA/AAA	578,406
1,000,000	2.000%, 07/01/38	Aaa/AAA/AAA	1,013,805
	Tempe Improvement District (Pier Town Lake)
2,000,000	5.000%, 01/01/29	Aa2/NR/NR	2,006,930
	Tolleson, Arizona
1,000,000	4.000%, 07/01/38	NR/AA/AAA	1,156,994
	Total City		8,565,154

	Community College (0.6%)
	Pinal Co. Community College District
500,000	4.000%, 07/01/33†††	NR/AA-/NR	606,742
1,000,000	3.000%, 07/01/34†††	NR/AA-/NR	1,109,655
	Total Community College		1,716,397

8  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	County (5.8%)
	Drexel Heights Fire District
$ 120,000	3.000%, 07/01/21	NR/AA-/NR	$ 120,787
100,000	3.000%, 07/01/22	NR/AA-/NR	103,235
	Maricopa Co. Daisy Mountain Fire District
340,000	4.000%, 07/01/27 AGMC Insured	NR/AA/NR	394,227
	Maricopa Co. Special Health Care District
2,500,000	5.000%, 07/01/25	Aa3/NR/AA-	2,937,822
2,500,000	5.000%, 07/01/26	Aa3/NR/AA-	3,024,281
3,000,000	5.000%, 07/01/32	Aa3/NR/AA-	3,725,803
1,500,000	5.000%, 07/01/34	Aa3/NR/AA-	1,850,857
	Pima Co. Northwest Fire District
515,000	4.000%, 07/01/21	NR/AA-/NR	519,608
545,000	4.000%, 07/01/22	NR/AA-/NR	568,595
	Yavapai Co. Jail District
1,650,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/AA	1,903,449
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,114,056
	Total County		16,262,720

	School District (16.3%)
	Buckeye Union High School District No. 201
1,000,000	5.000%, 07/01/33 AGMC Insured	NR/AA/NR	1,165,570
500,000	5.000%, 07/01/36 BAMAC Insured	NR/AA/NR	602,126
	Gila Co. Unified School District No. 10 (Payson)
1,000,000	5.000%, 07/01/28	Aa2/NR/NR	1,141,370
	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	578,333
650,000	3.000%, 07/01/35 AGMC Insured	NR/AA/NR	714,033
	Maricopa Co. Elementary School District No. 1 (Phoenix)
500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	580,361
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	532,249

9  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Elementary School District No. 2 (Riverside)
$ 1,000,000	5.000%, 07/01/30 BAMAC Insured	NR/AA/NR	$ 1,284,536
	Maricopa Co. Elementary School District No. 3 (Tempe)
500,000	5.000%, 07/01/30	Aa1/NR/NR	617,584
	Maricopa Co. Elementary School District No. 8 (Osborn)
500,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	611,898
	Maricopa Co. Elementary School District No. 25 (Liberty)
350,000	4.000%, 07/01/35 AGMC Insured	NR/AA/NR	412,975
300,000	4.000%, 07/01/36 AGMC Insured	NR/AA/NR	352,781
375,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	439,531
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
350,000	5.000%, 07/01/34	Aaa/AA/NR	407,791
	Maricopa Co. Elementary School District No. 40 (Glendale)
2,050,000	2.000%, 07/01/35 AGMC Insured	NR/AA/AA+	2,057,807
	Maricopa Co. Elementary School District No. 62 (Union)
315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	370,140
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	674,867
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	347,981
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	433,804
	Maricopa Co. Elementary School District No. 66 (Roosevelt)
500,000	5.000%, 07/01/21 BAMAC Insured	A1/AA/NR	505,605
	Maricopa Co. Elementary School District No. 92 (Pendergast)
175,000	5.000%, 07/01/21	Aa3/NR/AA+	177,035
230,000	5.000%, 07/01/22	Aa3/NR/AA+	243,801
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa1/AA/AAA	570,065

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. High School District No. 214 (Tolleson)
$ 825,000	4.000%, 07/01/34	Aa1/AA/NR	$ 970,992
	Maricopa Co. Unified School District No. 11 (Peoria)
1,500,000	4.000%, 07/01/25	Aa3/AA-/NR	1,565,887
675,000	4.500%, 07/01/33 AGMC Insured	Aa3/AA/NR	766,161
	Maricopa Co. Unified School District No. 24 (Gila Bend)
105,000	5.500%, 07/01/22	NR/NR/NR*	105,186
	Maricopa Co. Unified School District No. 60 (Higley)
1,615,000	5.000%, 07/01/29	Aa2/A+/NR	1,830,485
	Maricopa Co. Unified School District No. 66 (Roosevelt)
910,000	4.000%, 07/01/31 BAMAC Insured	A1/AA/NR	1,059,221
	Maricopa Co. Unified School District No. 69 (Paradise Valley)
1,000,000	4.500%, 07/01/30	Aa1/NR/AAA	1,082,151
425,000	4.000%, 07/01/35	Aa1/NR/AAA	514,113
225,000	3.000%, 07/01/35	Aa1/NR/AAA	249,136
900,000	3.000%, 07/01/36	Aa1/NR/AAA	1,003,543
300,000	3.000%, 07/01/36	Aa1/NR/AAA	331,026
	Maricopa Co. Unified School District No. 80 (Chandler)
545,000	4.000%, 07/01/36	Aaa/AA/NR	642,134
	Maricopa Co. Unified School District No. 89 (Dysart)
500,000	4.000%, 07/01/28	NR/A+/AAA	546,841
2,185,000	5.500%, 07/01/22 NPFG/FGIC Insured	Baa2/A+/NR	2,325,950
	Maricopa Co. Unified School District No. 90 (Saddle Mountain)
1,300,000	5.125%, 07/01/25 AGMC Insured	A2/AA/NR	1,315,320
	Maricopa Co. Unified School District No. 93 (Cave Creek)
100,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	112,287

11  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Mohave Co. Unified School District No. 1 (Lake Havasu)
$ 250,000	2.000%, 07/01/21	Aa1/NR/NR	$ 251,122
500,000	5.000%, 07/01/35	Aa1/NR/NR	608,681
	Mohave Co. Unified School District No. 20 (Kingman)
2,000,000	5.000%, 07/01/25 BAMAC Insured	Aa3/AA/NR	2,364,946
	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	575,506
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	491,641
	Pima Co. Unified School District No. 6 (Marana)
1,250,000	5.000%, 07/01/25	NR/A/NR	1,263,900
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	1,008,246
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	1,148,481
1,000,000	4.250%, 07/01/32 MAC Insured	NR/AA/NR	1,127,219
	Pima Co. Unified School District No. 8 (Flowing Wells)
1,000,000	4.500%, 07/01/37 AGMC Insured	NR/AA/NR	1,171,651
	Pima Co. Unified School District No. 10 (Amphitheater)
700,000	5.000%, 07/01/27	Aa1/A+/NR	707,750
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,120,761
	Pima Co. Unified School District No. 20 (Vail)
260,000	5.000%, 07/01/25 AGMC Insured	NR/AA/NR	307,323
700,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	889,438
	Pinal Co. Unified School District No. 44 (J. O. Combs)
1,225,000	3.750%, 07/01/38 AGMC Insured	NR/AA/NR	1,365,566
	Western Maricopa Education Center District No. 402
1,200,000	4.000%, 07/01/28	NR/AA-/NR	1,287,806

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Yavapai Co. Elementary School District No. 6 (Cottonwood-Oak Creek)
$ 720,000	5.000%, 07/01/34 BAMAC Insured	A2/AA/NR	$ 840,190
	Total School District		45,772,903
	Total General Obligation Bonds		72,317,174

	Revenue Bonds (66.1%)
	Airport (7.5%)
	Phoenix Civic Improvement Corp. Airport Bonds
5,000,000	4.000%, 07/01/40	A1/A/NR	5,581,897
725,000	5.000%, 07/01/22 AMT	A1/A/NR	764,494
2,595,000	5.000%, 07/01/27 AMT	Aa3/A+/NR	3,198,603
185,000	5.000%, 07/01/30 AMT	Aa3/A+/NR	223,540
3,850,000	5.000%, 07/01/31 AMT	Aa3/A+/NR	4,634,694
2,700,000	5.000%, 07/01/32 AMT	Aa3/A+/NR	2,952,668
200,000	5.000%, 07/01/33 AMT	Aa3/A+/NR	242,937
1,600,000	3.000%, 07/01/49	A1/A/NR	1,648,632
300,000	5.000%, 07/01/49	A1/A/NR	366,063
1,000,000	3.250%, 07/01/49 AMT	A1/A/NR	1,035,289
	Phoenix-Mesa Gateway Airport Authority
515,000	5.000%, 07/01/38 AMT	A1/AA+/NR	542,209
	Total Airport		21,191,026

	Charter Schools (2.2%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	280,523
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	515,554
	Arizona Industrial Development Authority (Equitable Schools)
225,000	5.000%, 11/01/21	NR/A/NR	230,777
700,000	4.000%, 11/01/27	NR/A/NR	829,231
600,000	5.000%, 11/01/32	NR/A/NR	779,529
1,000,000	4.000%, 11/01/36	NR/A/NR	1,168,868

13  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	La Paz Co. Industrial Development Authority (Harmony Public Schools Projects)
$ 200,000	5.000%, 02/15/28	NR/BBB/NR	$ 230,060
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	301,148
315,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	373,246
	Phoenix Industrial Development Authority (Great Hearts Academies Project)
500,000	5.000%, 07/01/41	NR/BBB-/NR	548,585
	Phoenix Industrial Development Authority (Villa Montessori Inc. Project)
415,000	5.000%, 07/01/35	NR/BBB-/NR	455,510
	Phoenix Industrial Development Authority (Vista College Preparatory Projects)
430,000	5.000%, 07/01/43 State Enhanced	NR/AA-/NR	508,731
	Total Charter Schools		6,221,762

	Excise Tax (11.3%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA/AA	442,701
1,000,000	5.000%, 07/01/43	NR/AA/AA	1,155,655
	Buckeye Roosevelt Street Improvement District
100,000	4.000%, 01/01/32	NR/A-/NR	103,858
125,000	4.050%, 01/01/33	NR/A-/NR	129,740
	Bullhead City Excise Tax
310,000	3.000%, 07/01/21	NR/AA/NR	312,071
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	585,966
	Flagstaff Pledged Revenue
1,395,000	4.250%, 07/01/33	NR/AA/NR	1,593,561
	Gila Co. Pledged Revenue Obligations
555,000	4.000%, 07/01/30	NR/AA/NR	655,525

14  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Excise Tax (continued)
	Gilbert Pledged Revenue Obligations
$ 450,000	4.000%, 07/01/35	Aa1/AAA/AAA	$ 495,938
	Goodyear Public Improvement Corp.
500,000	5.250%, 07/01/24	Aa2/AA+/NR	530,849
1,500,000	5.000%, 07/01/26	Aa2/AA+/NR	1,587,333
	Graham Co. Jail District Revenue Pledged Obligation
1,000,000	5.000%, 07/01/35	NR/A-/NR	1,132,195
	Marana Pledged Excise Tax
275,000	4.000%, 07/01/30	NR/AA/NR	291,388
1,400,000	5.000%, 07/01/33	NR/AA/NR	1,536,935
	Mesa Excise Tax
1,000,000	3.000%, 07/01/38	Aa3/AA+/NR	1,080,732
	Page Pledged Revenue Refunding
1,080,000	5.000%, 07/01/25	NR/AA-/NR	1,091,983
	Phoenix Civic Improvement Corp.
3,770,000	4.000%, 07/01/45	Aa2/AAA/AA+	4,473,290
	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,554,374
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,730,999
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,108,202
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	3,224,603
	Pinal Co. Revenue Obligations Refunding
1,500,000	5.000%, 08/01/33	NR/AA-/AA	1,692,451
	Queen Creek Excise Tax & State Shared Revenue
250,000	5.000%, 08/01/30	NR/AA/AA	275,109
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	2,020,766
885,000	5.000%, 07/01/31 AGMC Insured	NR/AA/NR	1,062,464
	Total Excise Tax		31,868,688

	Healthcare (10.9%)
	Arizona Health Facilities Authority (Banner Health)
2,000,000	5.000%, 01/01/44	NR/AA-/AA-	2,210,496

15  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Arizona Health Facilities Authority (Phoenix Children's Hospital)
$ 1,000,000	5.000%, 02/01/27	A1/A/A+	$ 1,038,507
775,000	5.000%, 02/01/30	A1/A/A+	804,252
6,035,000	5.000%, 02/01/34	A1/A/A+	6,259,727
	Arizona Health Facilities Authority (Scottsdale Lincoln Hospitals)
3,000,000	5.000%, 12/01/34	A2/NR/A+	3,409,047
1,500,000	5.000%, 12/01/42	A2/NR/A+	1,686,167
	Arizona Industrial Development Authority (Phoenix Children's Hospital)
1,115,000	5.000%, 02/01/34	A1/A/A+	1,432,934
	Maricopa Co. Industrial Development Authority (Banner Health)
1,600,000	5.000%, 01/01/38	NR/AA-/AA-	1,902,220
3,000,000	3.000%, 01/01/49	NR/AA-/AA-	3,107,983
	Maricopa Co. Industrial Development Authority (HonorHealth)
2,250,000	4.125%, 09/01/38	A2/NR/A+	2,615,667
1,000,000	4.125%, 09/01/42	A2/NR/A+	1,151,653
	Yavapai Co. Industrial Development Authority (Northern Arizona Healthcare System)
500,000	5.250%, 10/01/25	NR/AA-/NR	511,290
500,000	5.250%, 10/01/26	NR/AA-/NR	510,917
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
200,000	5.000%, 08/01/21	A2/NR/A+	202,991
1,000,000	5.250%, 08/01/33	A2/NR/A+	1,087,987
675,000	5.000%, 08/01/34	A2/NR/A+	787,069
	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A/NR	1,807,225
200,000	5.000%, 08/01/32	NR/A/NR	224,892
	Total Healthcare		30,751,024

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (10.1%)
	Arizona Board of Regents (Arizona State University System)
$ 480,000	5.000%, 07/01/31	Aa2/AA/NR	$ 560,780
1,985,000	5.000%, 07/01/36†††	Aa2/AA/NR	2,629,059
1,500,000	5.000%, 07/01/41	Aa2/AA/NR	1,922,251
565,000	4.000%, 07/01/49	Aa2/AA/NR	653,323
	Arizona Board of Regents (Arizona State University System) Green Bonds
750,000	5.000%, 07/01/34	Aa2/AA/NR	876,219
	Arizona Board of Regents (Northern Arizona University System)
575,000	5.000%, 06/01/32	A1/A+/NR	644,158
	Arizona Board of Regents (Northern Arizona University) Speed Stimulus Plan for Economic & Educational Development
2,090,000	5.000%, 08/01/29 AGMC Insured	A2/AA/NR	2,699,928
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,500,000	5.000%, 08/01/34	Aa3/A+/NR	1,715,614
1,500,000	3.125%, 08/01/39	Aa3/A+/NR	1,619,472
	Arizona Board of Regents (University of Arizona System)
400,000	5.000%, 06/01/29	Aa2/AA-/NR	452,715
	Arizona Industrial Development Authority (North Carolina Central University Student Housing)
250,000	4.000%, 06/01/34 BAMAC Insured	Baa3/AA/NR	284,099
700,000	4.000%, 06/01/39 BAMAC Insured	Baa3/AA/NR	784,078
	Arizona State University Speed Stimulus Plan for Economic & Educational Development
625,000	5.000%, 08/01/34	Aa3/AA-/NR	704,261
	Cochise Co. Community College District
630,000	5.000%, 07/01/31 BAMAC Insured	A2/AA/NR	725,578

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	McAllister Academic Village (Arizona State University Hassayampa)
$ 1,000,000	5.000%, 07/01/39	Aa3/AA-/NR	$ 1,178,796
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	229,053
400,000	5.000%, 07/01/33	Baa3/NR/NR	459,827
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,403,717
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing II)
100,000	5.000%, 07/01/26	Baa3/NR/NR	114,526
250,000	5.000%, 07/01/27	Baa3/NR/NR	290,750
150,000	5.000%, 07/01/28	Baa3/NR/NR	176,860
200,000	5.000%, 07/01/30	Baa3/NR/NR	237,341
300,000	5.000%, 07/01/32	Baa3/NR/NR	352,347
	Phoenix Industrial Development Authority (Eastern Kentucky University Project)
500,000	5.000%, 10/01/36	A3/BBB+/NR	575,807
	Phoenix Industrial Development Authority (Rowan University Project)
2,000,000	5.250%, 06/01/34	A3/A/NR	2,079,304
	Pima Co. Community College District
1,075,000	5.000%, 07/01/36	Aa3/NR/AA-	1,336,162
750,000	4.000%, 07/01/37	Aa3/NR/AA-	867,125
500,000	4.000%, 07/01/38	Aa3/NR/AA-	576,655
	Yavapai Co. Community College District
1,000,000	4.875%, 07/01/25 AGMC Insured	A1/AA/NR	1,009,496
	Yuma/ La Paz Counties Community College District (Arizona Western College), Refunding
1,000,000	4.000%, 07/01/28 2014A	Aa3/A+/NR	1,098,721
	Total Higher Education		28,258,022

18  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (1.8%)
	Arizona Industrial Development Authority Green Bond MTEB (Chandler Village Apartments Project)
$ 4,950,844	2.120%, 07/01/37 FNMA Insured Series 2020	Aaa/NR/NR	$ 4,907,433

	Lease (4.4%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	633,060
500,000	5.000%, 09/01/28	A2/A/NR	526,959
1,000,000	5.000%, 09/01/29	A2/A/NR	1,053,509
	Maricopa Co. COP
4,000,000	5.000%, 07/01/21	Aa1/AA+/AA+	4,046,896
	Nogales Municipal Development Authority, Inc.
845,000	4.000%, 06/01/36	NR/AA-/NR	924,495
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	734,171
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	950,210
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,304,263
	Prescott Municipal Property Corp.
500,000	5.000%, 07/01/34	Aa3/AA+/NR	569,127
	State of Arizona COP
500,000	5.000%, 09/01/27	Aa2/AA-/NR	591,044
	Total Lease		12,333,734

	Mortgage (2.3%)
	Eastmark Community Facilities District No. 1
345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	392,650
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	408,635
	Estrella Mountain Ranch Community Facilities District
1,000,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	1,197,840
	Festival Ranch Community Facilities District
950,000	5.000%, 07/15/37 BAMAC Insured	NR/AA/NR	1,159,333
750,000	5.000%, 07/15/38 BAMAC Insured	NR/AA/NR	913,303

19  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Mortgage (continued)
	Goodyear Community Facilities Utilities District No. 1
$ 500,000	4.000%, 07/15/28	A1/A-/NR	$ 548,152
500,000	4.000%, 07/15/32	A1/A-/NR	564,080
	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	757,868
	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	520,643
	Total Mortgage		6,462,504

	Pollution Control (1.7%)
	Apache Co. Industrial Development Authority, Pollution Control (Tucson Electric Power Co.)
2,955,000	4.500%, 03/01/30	A3/A-/NR	3,032,178
	Maricopa Co. Pollution Control (El Paso Electric Co.)
375,000	3.600%, 02/01/40	Baa2/NR/BBB+	409,860
250,000	3.600%, 04/01/40	Baa2/NR/BBB+	273,338
	Maricopa Co. Pollution Control (Palo Verde Project)
1,000,000	1.050%***, 01/01/38 (Mandatory Put Date 6/01/22)	Baa2/BBB/NR	1,005,667
	Total Pollution Control		4,721,043

	Resource Recovery (2.9%)
	Chandler Industrial Development Authority (Intel Corporation Project)
4,250,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A1/A+/NR	4,464,762
	Maricopa Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	1,506,998

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Resource Recovery (continued)
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
$ 1,500,000	2.800%, 06/01/27 AMT (Mandatory Put Date 06/01/21)	NR/A-/NR	$ 1,505,564
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	546,012
	Total Resource Recovery		8,023,336

	Senior Living Facilities (2.0%)
	Arizona Industrial Development Authority, First Tier (Great Lakes Senior Living Communities)
480,000	4.250%, 01/01/40	NR/B+/NR	445,338
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities)
620,000	5.000%, 01/01/28	NR/B/NR	615,756
555,000	5.000%, 01/01/29	NR/B/NR	547,610
1,205,000	5.000%, 01/01/30	NR/B/NR	1,180,700
655,000	4.000%, 01/01/33	NR/B/NR	571,320
	Maricopa Co. Industrial Development Authority (Christian Care Retirement Apartments)
1,000,000	5.000%, 01/01/30	NR/A/NR	1,139,309
	Pima Co. Industrial Development Authority (Christian Care Senior Living Facility)
1,000,000	5.000%, 12/15/32	NR/BBB+/NR	1,136,752
	Total Senior Living Facilities		5,636,785

	Transportation (0.2%)
	Pima Co. Regional Transportation Authority Excise Tax
500,000	5.000%, 06/01/26	NR/AA+/AA	550,285

	Turnpike/Highway (0.5%)
	Pima Co. Street & Highway Revenue
1,480,000	2.000%, 07/01/33	NR/AA/AA	1,496,152

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Utility (5.8%)
	Greater Arizona Development Authority Revenue
$ 500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	$ 560,434
	Mesa Utility System
1,500,000	4.000%, 07/01/32	Aa2/AA-/NR	1,707,304
2,100,000	5.000%, 07/01/35	Aa2/AA-/NR	2,124,312
	Salt River Project Agricultural Improvement and Power Revenue
115,000	5.000%, 01/01/26	Aa1/AA+/NR	138,973
6,100,000	4.000%, 01/01/39	Aa1/AA+/NR	7,302,351
150,000	5.000%, 01/01/32	Aa1/AA+/NR	187,487
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,797,048
	Surprise Utility System Senior Lien Obligations
470,000	5.000%, 07/01/33	NR/AA+/NR	587,160
	Total Utility		16,405,069

	Water/Sewer (2.5%)
	Gilbert Water Resource Municipal Property Corp.
1,190,000	4.000%, 07/01/34	NR/AAA/AAA	1,344,534
	Glendale Water & Sewer Revenue
500,000	5.000%, 07/01/28	A1/AA/NR	528,018
	Lake Havasu City Wastewater System Revenue
1,000,000	5.000%, 07/01/43 AGMC Insured	A2/AA/NR	1,160,150
	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,749,259
	Phoenix Civic Improvement Corp. Water System Revenue
1,100,000	5.000%, 07/01/38	Aa2/AAA/NR	1,313,252
	Pima Co. Sewer Revenue System
865,000	5.000%, 07/01/27	NR/AA/AA	915,585
	Total Water/Sewer		7,010,798
	Total Revenue Bonds		185,837,661

22  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2021 (continued)

Principal Amount	Pre-Refunded Bonds (5.9%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (0.8%)
	School District (0.8%)
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
$ 250,000	5.500%, 07/01/30	Aaa/AA/NR	$ 279,823
	Maricopa Co. Unified School District No. 48 (Scottsdale)
1,200,000	4.750%, 07/01/30	Aa1/AA/NR	1,213,382
	Tempe High School District No. 213
650,000	4.000%, 07/01/32	Aaa/AA/NR	705,759
	Total Pre-Refunded General Obligation Bonds		2,198,964

	Pre-Refunded Revenue Bonds (5.1%)
	Excise Tax (0.7%)
	Scottsdale Municipal Property Corp.
1,500,000	5.000%, 07/01/34	Aa1/AAA/AA+	1,785,536
	Total Excise Tax		1,785,536

	Healthcare (3.1%)
	Arizona Health Facilities Authority (Banner Health)
5,000,000	4.000%, 01/01/43	NR/AA-/NR	5,144,746
	Maricopa Co. Hospital Revenue (Sun Health)
1,125,000	5.000%, 04/01/25	NR/NR/NR*	1,213,016
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,417,179
	Total Healthcare		8,774,941

	Higher Education (0.9%)
	Arizona Board of Regents (Arizona State University System)
285,000	5.000%, 07/01/32	Aa2/AA/NR	300,787
115,000	5.000%, 07/01/32	Aa2/AA/NR	121,370
	Arizona Board of Regents (University of Arizona System)
460,000	5.000%, 06/01/31	Aa2/AA-/NR	484,919

23  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
$ 1,445,000	5.000%, 08/01/38	A2/A/NR	$ 1,604,897
	Total Higher Education		2,511,973

	Utility (0.2%)
	Pinal Co. Electrical District No. 3, Electrical System Revenue Refunding
305,000	4.750%, 07/01/31	NR/A+/NR	308,364
250,000	5.250%, 07/01/36	NR/A+/NR	253,086
	Total Utility		561,450

	Water/Sewer (0.2%)
	Goodyear Water and Sewer Revenue
635,000	5.250%, 07/01/31 AGMC Insured	Aa3/AA/NR	642,762
	Total Pre-Refunded Revenue Bonds		14,276,662
	Total Pre-Refunded Bonds		16,475,626
	Total Municipal Bonds (cost $258,240,837)		274,630,461

Shares	Short-Term Investment (2.6%)
7,305,983	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.02%** (cost $7,305,983)	Aaa-mf/AAAm/NR	7,305,983

	Total Investments (cost $265,546,820 note 4)	100.3%	281,936,444
	Other assets less liabilities	(0.3)	(933,860)
	Net Assets	100.0%	$ 281,002,584

24  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	9.1%
Pre-refunded bonds††	6.0
Aa of Moody's or AA of S&P or Fitch	57.7
A of Moody's or S&P or Fitch	22.8
Baa of Moody's or BBB of S&P or Fitch	3.0
B of S&P	1.2
Not Rated*	0.2
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

FNMA – Federal National Mortgage Association

MAC - Municipal Assurance Corp.

MTEB - Multifamily Tax-Exempt Mortgage-Backed Bonds

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated ("NR") by any of the Nationally Recognized Statistical Rating Organizations ("NRSRO") has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

†††	Security purchased on a delayed delivery or when-issued basis.

Note:	144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2021

ASSETS
Investments at value (cost $265,546,820)	$281,936,444
Interest receivable	2,633,958
Receivable for investment securities sold	1,812,523
Receivable for Fund Shares sold	81,452
Other assets	32,084
Total assets	286,496,461

LIABILITIES
Payable for investment securities purchased	4,312,346
Payable for Fund shares redeemed	863,135
Dividends payable	96,439
Management fee payable	95,243
Distribution and service fees payable	717
Accrued expenses	125,997
Total liabilities	5,493,877
NET ASSETS	$281,002,584

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$259,580
Additional paid-in capital	264,207,860
Total distributable earnings	16,535,144
$281,002,584
CLASS A
Net Assets	$198,417,483
Capital shares outstanding	18,335,346
Net asset value and redemption price per share	$10.82
Maximum offering price per share* (100/97 of $10.82)	$11.15

CLASS C
Net Assets	$7,383,738
Capital shares outstanding	682,880
Net asset value and offering price per share	$10.81

CLASS Y
Net Assets	$75,201,363
Capital shares outstanding	6,939,754
Net asset value, offering and redemption price per share	$10.84

*  Maximum sales rate reduced to 3% on September 1, 2020.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2021

Investment Income
Interest income		$8,163,949

Expenses
Investment Adviser fee (note 3)	$1,087,718
Distribution and service fee (note 3)	368,956
Transfer and shareholder servicing agent fees	121,725
Legal fees	84,034
Trustees’ fees and expenses (note 7)	56,756
Registration fees and dues	33,174
Auditing and tax fees	23,800
Shareholders’ reports	22,668
Insurance	12,968
Custodian fees	12,961
Credit facility fees (note 10)	9,086
Compliance services (note 3)	8,052
Miscellaneous	46,964
Total expenses		1,888,862
Net investment income		6,275,087

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(23,340)
Change in unrealized appreciation on investments	3,265,689

Net realized and unrealized gain on investments		3,242,349
Net change in net assets resulting from operations		$9,517,436

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income	$6,275,087	$6,535,013
Realized gain (loss) from securities transactions	(23,340)	124,015
Change in unrealized appreciation on investments	3,265,689	1,304,886
Change in net assets resulting from operations	9,517,436	7,963,914

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,540,853)	(5,082,016)

Class C Shares	(108,101)	(139,029)

Class Y Shares	(1,541,242)	(1,231,826)

Change in net assets from distributions	(6,190,196)	(6,452,871)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	54,526,407	38,518,369
Reinvested dividends and distributions	4,997,145	4,996,175
Cost of shares redeemed	(41,762,632)	(38,499,539)
Change in net assets from capital share transactions	17,760,920	5,015,005

Change in net assets	21,088,160	6,526,048

NET ASSETS:
Beginning of period	259,914,424	253,388,376
End of period	$281,002,584	$259,914,424

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS MARCH 31, 2021

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), one of six series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

29  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$7,305,983
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	274,630,461
Level 3 – Significant Unobservable Inputs	—
Total	$281,936,444
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

30  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2021, distribution fees on Class A Shares amounted to $292,893, of which the Distributor retained $33,379.

31  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $57,047. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, these payments amounted to $19,016. The total of these payments with respect to Class C Shares amounted to $76,063, of which the Distributor retained $18,601.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2021, total commissions on sales of Class A Shares amounted to $51,349, of which the Distributor received $15,483.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2021, purchases of securities and proceeds from the sales of securities aggregated $60,936,682 and $28,835,642, respectively.

At March 31, 2021, the aggregate tax cost for all securities was $265,035,307. At March 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $17,579,174 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $678,037 for a net unrealized appreciation of $16,901,137.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2021, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

32  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	1,695,529	$18,408,016	1,595,920	$17,142,572
Reinvested dividends and distributions	332,499	3,601,907	357,534	3,853,947
Cost of shares redeemed	(2,353,115)	(25,483,422)	(2,514,282)	(26,959,499)
Net change	(325,087)	(3,473,499)	(560,828)	(5,962,980)

Class C Shares
Proceeds from shares sold	100,968	1,096,349	111,230	1,200,633
Reinvested dividends and distributions	9,043	97,851	11,366	122,421
Cost of shares redeemed	(176,659)	(1,914,550)	(245,085)	(2,629,834)
Net change	(66,648)	(720,350)	(122,489)	(1,306,780)

Class Y Shares
Proceeds from shares sold	3,222,783	35,022,042	1,871,808	20,175,164
Reinvested dividends and distributions	119,561	1,297,387	94,434	1,019,807
Cost of shares redeemed	(1,325,337)	(14,364,660)	(827,768)	(8,910,206)
Net change	2,017,007	21,954,769	1,138,474	12,284,765
Total transactions in Fund shares	1,625,272	$17,760,920	455,157	$5,015,005

7. Trustees’ Fees and Expenses

At March 31, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2021 was $56,756. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

33  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $411,999, $9,046 is short-term and $402,953 is long-term both have no expiration date.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$6,190,196	$6,356,063
Ordinary Income	—	96,808
Long-term capital gains	—	—
	$6,190,196	$6,452,871

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$194,770
Undistributed net realized loss on investments	(411,999)
Unrealized appreciation	16,901,137
Other temporary differences	(148,764)
$16,535,144

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

34  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended March 31, 2021.

11. Recent Events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low or negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

35  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.68	$10.61	$10.47	$10.58	$10.95
Income (loss) from investment operations:
Net investment income(1)	0.25	0.27	0.29	0.30	0.32
Net gain (loss) on securities (both realized and unrealized)	0.14	0.07	0.16	(0.10)	(0.36)
Total from investment operations	0.39	0.34	0.45	0.20	(0.04)
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.27)	(0.29)	(0.29)	(0.32)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.25)	(0.27)	(0.31)	(0.31)	(0.33)
Net asset value, end of period	$10.82	$10.68	$10.61	$10.47	$10.58
Total return (not reflecting sales charge)	3.63%	3.16%	4.37%	1.93%	(0.42)%
Ratios/supplemental data
Net assets, end of period (in millions)	$198	$199	$204	$218	$229
Ratio of expenses to average net assets	0.71%	0.74%	0.73%	0.69%	0.70%
Ratio of net investment income to average net assets	2.30%	2.49%	2.74%	2.77%	2.96%
Portfolio turnover rate	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

36  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.67	$10.61	$10.47	$10.58	$10.95
Income (loss) from investment operations:
Net investment income(1)	0.16	0.18	0.20	0.20	0.23
Net gain (loss) on securities (both realized and unrealized)	0.13	0.05	0.15	(0.09)	(0.37)
Total from investment operations	0.29	0.23	0.35	0.11	(0.14)
Less distributions (note 9):
Dividends from net investment income	(0.15)	(0.17)	(0.19)	(0.20)	(0.22)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.15)	(0.17)	(0.21)	(0.22)	(0.23)
Net asset value, end of period	$10.81	$10.67	$10.61	$10.47	$10.58
Total return (not reflecting sales charge)	2.76%	2.20%	3.49%	1.06%	(1.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$8	$9	$14	$17
Ratio of expenses to average net assets	1.56%	1.59%	1.58%	1.54%	1.55%
Ratio of net investment income to average net assets	1.45%	1.65%	1.88%	1.92%	2.11%
Portfolio turnover rate	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.69	$10.63	$10.49	$10.60	$10.97
Income (loss) from investment operations:
Net investment income(1)	0.26	0.28	0.30	0.31	0.34
Net gain (loss) on securities (both realized and unrealized)	0.15	0.06	0.16	(0.09)	(0.37)
Total from investment operations	0.41	0.34	0.46	0.22	(0.03)
Less distributions (note 9):
Dividends from net investment income	(0.26)	(0.28)	(0.30)	(0.31)	(0.33)
Distributions from capital gains	—	—	(0.02)	(0.02)	(0.01)
Total distributions	(0.26)	(0.28)	(0.32)	(0.33)	(0.34)
Net asset value, end of period	$10.84	$10.69	$10.63	$10.49	$10.60
Total return (not reflecting sales charge)	3.88%	3.21%	4.51%	2.08%	(0.26)%
Ratios/supplemental data
Net assets, end of period (in millions)	$75	$53	$40	$41	$42
Ratio of expenses to average net assets	0.56%	0.60%	0.59%	0.55%	0.55%
Ratio of net investment income to average net assets	2.44%	2.62%	2.88%	2.92%	3.11%
Portfolio turnover rate	11%	21%	34%	16%	19%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Tax-Free Trust of Arizona

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

39  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair of the Board of Trustees of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2003-2020, President of The Cascades Trust 1998-2020 and Trustee of the Cascades Trust 1994-2020

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

40  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University, 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

41  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

42  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

43  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

44  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019	Vice President of all funds in the Aquila Group of Funds since 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since 2019, Vice President, Marketing Communication and Data Manager, 2010 –2019.

Nicholas R. Stewart Louisville, KY (1990)	Vice President of Aquila Municipal Trust since March 2021	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2021; Regional Sales Manager and registered representative of the Distributor since February 2021; Vice President, Account Manager, 2019-2020 and Senior Account Associate, 2016-2019, PIMCO Investments LLC; Product Specialist, Hilliard Lyons, 2015-2016.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

45  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

46  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/20	Ending(1) Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Ending Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Net Annualized Expense Ratio
A	$1,000	$1,008.40	$3.40	$1,021.54	$3.43	0.68%
C	$1,000	$1,004.20	$7.65	$1,017.30	$7.70	1.53%
Y	$1,000	$1,010.10	$2.66	$1,022.29	$2.67	0.53%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

47  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $6,190,196 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 100% of total dividends paid were exempt-interest dividends.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

48  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZAR-0521

Annual Report March 31, 2021

Aquila Tax-Free Trust of Oregon “It has been Quite the Year” Serving Oregon investors since 1986

May, 2021

Dear Fellow Shareholder:

More than likely, you became a fellow shareholder based on our Fund’s investment objective, which is to provide as high a level of double tax-free income as is consistent with preservation of capital.

The COVID-19 pandemic brought a lot of uncertainty to the U.S. beginning in March 2020. Given that uncertainty oftentimes results in market volatility, you may have wondered how the Aquila Group of Funds handles changes in the market and potential volatility. And, are there any regulatory safeguards related to investments in the Fund?

Let’s begin with your Fund’s investment strategy. By design, the investment strategy we formulated with our first municipal bond fund back in 1985 was designed with potential market volatility in mind. This strategy includes:

High-Quality Investments -- When selecting securities we have always focused on the source and reliability of revenue and income streams, the management teams and the financial decisions they make, and the discipline those teams apply to executing their strategic and budget plans. You may be aware that organizations such as Moody’s, S&P, and Fitch register with the U.S. Securities and Exchange Commission (“SEC”) as Nationally Recognized Statistical Rating Organizations (“NRSROS”), subject to the SEC’s oversight and examination authority. Each of the NRSROs uses a wide variety of financial analysis and modeling techniques to evaluate municipal issuers’ financial data and collateral and consider such other factors they believe to be pertinent. Ultimately, the NRSRO ratings reflect their professional assessment of an issuer’s ability to pay interest as well as a bond’s face value at maturity. This review process continues through routine ongoing analysis and evaluation. And, in the interim, any major events or news announcements that affect an issuer’s debt may cause rating agencies to reassess, and possibly revise their opinions. Similar reviews may also be conducted across an entire sector, such as hospitals or schools. Our goal with the Aquila Group of Funds is, as feasible, to conduct our own review and ongoing monitoring of securities in which your Fund invests.

Intermediate maturities – Our goal with maintaining an average intermediate maturity is to limit volatility with any change in interest rates.

Diversification -- This part of our strategy is quite simple – “don’t put all of your eggs in one basket.” To the maximum extent possible, we have sought to invest, on behalf of our shareholders, in as many types of projects as possible throughout the state. This limits exposure in any particular situation (and, it enhances the quality of life throughout the state by financing worthy municipal projects).

NOT A PART OF THE ANNUAL REPORT

Local Expertise -- In line with our guiding principles, we have always believed that local makes a real difference. With portfolio investment professionals that generally reside in the states in which we invest, we don’t have to read about issues affecting the state, because we have our local eyes and ears. Our portfolio management teams are attuned to the nuances of the local municipal markets, the economy and policy decisions.

Now, let’s talk about regulatory safeguards related to investments in the Fund – of course, please bear in mind that past performance is no guarantee of future results. Mutual funds are highly regulated in large part because they are one of the primary savings and investment vehicles for U.S. investors. The Investment Company Act of 1940 (the “1940 Act”) -- an act of Congress that regulates mutual funds -- is enforced and regulated by the SEC, whose mission includes protecting investors. Two important areas of focus by the SEC and your Fund’s management are as follows:

Portfolio Valuation – Your Fund’s portfolio securities are valued based upon information provided by a nationally prominent independent pricing service. As an added precaution, we periodically assess the reasonableness of these prices through other pricing services. If a market quotation or a valuation from the pricing service is not readily available for a particular security, we seek to value the security in good faith under procedures established by and under the general supervision of your Fund’s Board of Trustees.

Liquidity Risk Management – The SEC recently adopted Rule 22e-4 with the goal to reduce the risk that funds will be unable to meet shareholder requests to redeem shares without significantly reducing the value of other remaining shareholders’ investments in the fund. Your shareholder report now includes a Statement Regarding Liquidity Risk Management Program.

As always, thank you for your continued confidence in the Fund. We remain committed to our disciplined strategy as we manage your Fund, keeping in mind the trust you have placed in us.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

U.S. Economy

Last spring, the onset of the pandemic led the U.S. economy into recession following an unprecedented, almost overnight, shutdown. Unlike previous recessions, asset markets continued to gain value and corporate incomes have largely held steady. The recovery will be driven by states continuing to reopen as more people become vaccinated, and money enters the economy through the third federal stimulus, the $1.9 trillion American Rescue Plan, and the potential $2 trillion American Jobs Plan infrastructure proposal. Consumer spending increased considerably faster in the first quarter of 2021 than in the fourth quarter of last year due to federal stimulus payments. U.S. households currently have a high rate of savings and are likely to spend on travel and leisure due to pent-up demand. Gross Domestic Product (“GDP”) is expected to grow at a faster pace in the first quarter of 2021 than the 4.3% rate in the fourth quarter of last year. Almost 20% of the U.S. population was fully vaccinated at the end of March, which will likely fuel economic growth for the remainder of 2021. Additional economic shutdowns due to a resurgence in infections could, however, be detrimental to growth.

U.S. stocks continued to rise and ended March at all-time highs from the record high at the end of 2020. Yields are rising amidst increased inflation fears, but confidence in stronger growth is also higher. Markets are anticipating strong consumer spending as vaccination rates increase and lockdowns are loosened. This can already be seen in travel bookings, airport embarkations, Uber and Lyft trips as well as restaurant reservations. People are ready to get out of their homes and socialize. This bodes well for the reopening trade, but with demand increasing at such a rapid pace, and supply chains under enormous pressure to recover from the pandemic shutdown, it does call into question the impact of increasing government deficit spending, the Federal Reserve’s adherence to very low interest rates and a market that is thinking about real inflation for the first time in over a decade.

Municipal Market

Changes in the tax code and recent municipal performance have continued to foster investor demand for municipal bonds.  The desirability of the asset class has resulted in tight credit spreads, low relative ratios and low absolute yields.  While the Biden Administration’s spending plans are expected to boost economic growth and bond yields, we do not anticipate this will reverse the course of aggressive demand.  Furthermore, the Biden Administration’s tax agenda could further increase demand for tax-exempt municipal bonds.

Since January, 10-year Treasury market yields have soared over 80 basis points (a basis point is one hundredth of one percent), hitting a peak of 1.77% on March 30th, fueled by speculation about the inflationary impact of government spending combined with monetary stimulus.  Municipal yields have followed U.S. Treasury securities, although at a slower pace due to strong investor demand for municipal bonds.  10-year municipal bonds as a percentage of 10-year U.S. Treasuries have risen off a low of 55% and are currently yielding 61% of U.S. Treasuries, which is 33% below the 5-year average of 94%.

1  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Municipal credit spreads (the difference in yield between Baa-rated bonds and Aaa-rated bonds) on 10-year bonds have tightened further over the quarter ended March 31st, while spreads on A-rated bonds remained unchanged.  This is an indication of increased investor confidence in municipal credit at the lower end of the investment-grade spectrum, following a period of widening during the pandemic.  Credits in the A-range were less affected since they were already priced to tight credit spreads and they were not as affected by credit fears created by the pandemic.  Much of the increased confidence is due to the Biden Administration’s proposed infrastructure spending plan and to the pandemic’s limited impact on municipal credit ratings.  The American Jobs Plan proposes an unprecedented $2.3 trillion in proposed infrastructure spending with schools, water, electric, health care, public transit and airports all benefitting from the proposal.

Oregon Bond Market and Economy

The impacts of measures taken in response to the COVID-19 pandemic continue to affect the Oregon economy. Immediately following the start of the pandemic, the State revised its revenue outlook down by approximately $2 billion, but as of the March 2021 forecast, this void has been filled. Oregon’s unexpectedly strong revenue collections are largely due to the unprecedented amount of federal aid, which has translated into around $1.5 billion of additional tax liability for the State. Also, unlike previous recessions, asset markets have continued to gain value and corporate income has held steady. Furthermore, the State’s current outlook calls for a bit more revenue than was anticipated prior to the onset of the pandemic.

Despite being down over 132,000 jobs (6.7%), total personal income in Oregon is higher today than it was prior to the onset of the pandemic. Over the past year, employment losses have been largely concentrated in leisure and hospitality, which includes restaurants, bars, coffee shops, hotels, golf courses, and fitness centers. At its peak in February 2020, Oregon’s leisure and hospitality sector employed 216,300 workers, which was 11% of total nonfarm payroll employment. Within the first two months of the pandemic, leisure and hospitality cut over half its jobs. Although, the sector has added 25,900 jobs in the past three months, with the addition of 156,700 jobs, it remains 28% below last year.

The housing market has also played a key role in Oregon’s recovery. The pandemic has encouraged buyers to move from urban apartments to suburban homes. As a result, there has been a large drop in multifamily activity within the Portland area. However, single-family construction remains strong across the State. Despite the social unrest and concerns over this past year, the S&P CoreLogic Case-Shiller Index reported a 10.6% annual increase in home prices through January 2021. In addition, the State economist is forecasting relatively steady levels of new construction over the next several years.

For 2020, Oregon municipal bond issuers sold 12% more tax-exempt bonds than in 2019. However, sourcing bonds continues to be a challenge due to the strong demand municipal bonds currently face, with new issues multiple times oversubscribed. Tax-exempt issuance in the first quarter of 2021 was over twice the issuance of the first quarter of 2020. During the first quarter, Oregon saw issuance from a variety of cities, counties, special districts and school districts with both new money and refunding issues. In addition, over $2 billion of new issuance was approved by Oregon voters at the 2020 general election.

Although 2020 was a relatively strong year for Oregon municipals, much of the new issuance was taxable. The impact on the Oregon municipal market has been more pronounced than in many other states with approximately 53% of municipal bonds sold in 2020 carrying taxable interest. Historically, this number has been closer to 10% or 15%. Much of the taxable activity has been spurred by the elimination of tax-exempt advance refunding bonds as a result of the Tax Cuts and Jobs Act. Although refunding bonds

2  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

are a positive development for local government balance sheet metrics, we remain concerned about the reduction in the supply of tax-exempt bonds by transferring that issuance to the taxable market. During the first quarter of 2021, taxable issuance levels dropped to 34% due to the relative increase in taxable interest rates.

Holdings within Aquila Tax-Free Trust of Oregon (the “Fund”) that are more susceptible to the impact of the COVID-19 Virus include Portland Airport, Metro’s financing of the Convention Center Hotel and the City of Portland’s Convention Center Bonds and the City of Beaverton’s transient lodging tax backed Special Revenue Bonds. Collectively, these bonds account for 2.5% of Fund assets. Over 66% of the portfolio’s bond holdings are allocated to general obligation bonds that rely upon property taxes for repayment. We do not see any material immediate credit risks for these credits given the

Oregon
Taxable/Tax-Exempt Municipal Bond Issuance
*YTD = March 31, 2021
$(MM)*

10,000.00
9,000.00
8,000.00
7,000.00
6,000.00
5,000.00
4,000.00
3,000.00
2,000.00
1,000.00
-
2014
2015
2016
2017
2018
2019
2020
2021
Tax Exempt
Taxable

Source: Bloomberg and Kirkpatrick Pettis Capital Management

stability of the property tax-funded revenue model and a lack of exposure to significant coronavirus-related expenditure increases for most of these bonds. Property tax collections in Oregon have been robust over the past year and property values have continued to appreciate. Nevertheless, the impact of recent stock market declines will likely weigh on future pension contribution rates, which can impact general obligation bonds more directly than other credit structures. There are certain credits and sectors, such as higher education and health care, where we expect to see limited distress. Although this environment could lead to rating downgrades, as with any economic slowdown, we will continue to differentiate ourselves with thorough credit analysis and insightful research.

Fund Performance, Outlook and Strategy

The table in the Performance Report section of this Annual Report provides the Fund’s total return performance information for the one-year, five-year and ten-year and since-inception periods ended March 31, 2021 compared to the performance of the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”), the Fund’s benchmark.

3  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

The total return for the Fund’s Class A share at net asset value (“NAV”) was 2.68% for the year ended March 31, 2021, compared to 4.47% for the Bloomberg Barclays Intermediate Index. The portfolio was positioned to withstand the market response to the first three months of the pandemic. The shorter duration, higher credit quality, overweight position in pre-refunded securities, underweighted positions in health care and transportation sectors all contributed to favorable performance versus the Bloomberg Barclays Intermediate Index. During the remaining nine months of the period, where we experienced a sharp reversal of market conditions, these same portfolio characteristics became a headwind to the Fund’s total return performance versus the Bloomberg Barclays Intermediate Index. As the market recovered and demand for municipal securities outweighed supply, we saw a return to the “risk-on” behavior in the municipal market where investors focused on lower credit quality, riskier sectors and longer maturity securities to reach for yield. While our overweight exposure to pre-refunded securities detracted from performance compared to the Bloomberg Barclays Intermediate Index, this sector also contributed significantly to the yield, credit strength, and liquidity of the portfolio.

We have been reinvesting maturing bond proceeds and new money in the 10 to 15-year maturity range as the municipal yield curve remains positively sloped and the Fund’s portfolio has balanced exposure to maturities up to that range. Maturity and duration may slightly lengthen. Furthermore, given the uncertainty of our current economic and health conditions, pre-refunded holdings could, once again, provide stability. In addition, we continue to emphasize high-grade credits and review any special situations to add additional yield through our credit expertise and proprietary research.

The Fund continues to hold approximately 96% of its investment portfolio in AA or higher credit quality bonds, due to currently narrow credit spreads in the municipal market. Considering the current status of economic conditions, if credit spreads widen, we would consider strategically adding lower investment-grade holdings to provide greater value. Similarly, should the yield curve steepen, we would consider slightly lengthening duration to take advantage of higher rates.

4  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon (“the Fund”) for the 10-year period ended March 31, 2021 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/86
With Maximum Sales Charge	(1.40)%	1.14%	2.86%	4.82%
Without Sales Charge	2.68	1.97	3.28	4.94
Class C since 4/5/96
With CDSC**	0.72	1.08	2.40	3.19
Without CDSC	1.72	1.08	2.40	3.19
Class F since 11/30/18
No Sales Charge	2.77	N/A	N/A	4.04
Class Y since 4/5/96
No Sales Charge	2.83	2.12	3.44	4.23
Bloomberg Barclays Intermediate Index	4.47	2.71	3.39	5.06*	(Class A)
				4.35	(Class C & Y)
				4.74	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Oregon:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Fund”), including the schedule of investments, as of March 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Fund since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2021

7  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS MARCH 31, 2021

Principal Amount	General Obligation Bonds (56.8%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (4.9%)
	Bend, Oregon
$ 2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$ 2,538,996
	Canby, Oregon
1,060,000	5.000%, 06/01/27	Aa3/NR/NR	1,067,084
1,405,000	4.000%, 12/01/24 AGMC Insured	Aa3/NR/NR	1,464,454
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,184,555
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,290,061
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,697,124
	Hermiston, Oregon Full Faith and Credit Refunding Obligations
780,000	4.000%, 06/01/32 Series 2020	NR/A+/NR	931,479
	City of Hillsboro, Washington County Oregon Full Faith and Credit Bonds
465,000	5.000%, 06/01/30	Aa1/NR/NR	604,635
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,707,242
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,153,685
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,366,544
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,414,148
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,717,777
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	1,930,630
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	2,003,975
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	2,056,420
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,599,827
	Redmond, Oregon Full Faith and Credit Bonds
1,140,000	5.000%, 06/01/34 Series B-1	Aa3/NR/NR	1,444,862

8  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	Redmond, Oregon Refunding
$ 735,000	5.000%, 06/01/23 Series A	Aa3/NR/NR	$ 775,571
	Total City & County		32,949,069

	Community College (4.7%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	1,105,415
	Central Oregon Community College District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	1,853,796
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,199,488
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,179,318
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,288,223
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,658,979
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,044,192
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,944,250
1,750,000	4.000%, 06/15/24	Aa1/NR/NR	1,952,676
1,930,000	5.000%, 06/15/30 Series 2020 A	Aa1/NR/NR	2,579,024
1,735,000	4.000%, 06/15/32 Series 2020 A	Aa1/NR/NR	2,137,574
1,000,000	4.000%, 06/15/33 Series 2020 A	Aa1/NR/NR	1,226,610
750,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	916,404
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,791,844
	Mount Hood, Oregon Community College District Refunding
1,865,000	5.000%, 06/01/27	Aa2/NR/NR	2,273,199
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,211,523

9  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Community College (continued)
	Oregon Coast Community College District State
$ 1,770,000	5.000%, 06/15/25	Aa1/NR/NR	$ 1,870,284
	Rogue, Oregon Community College District
1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	1,589,711
	Total Community College		31,822,510

	Hospital (0.8%)
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,453,555
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,256,503
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,181,543
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,413,265
	Total Hospital		5,304,866

	School District (31.3%)
	Clackamas County, Oregon School District #12 (North Clackamas)
1,165,000	5.000%, 06/15/25	Aa1/AA+/NR	1,381,449
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,986,763
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,855,409
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,394,848
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,696,101
3,000,000	5.000%, 06/15/34 Series B	Aa1/AA+/NR	3,685,085
	Clackamas County, Oregon School District #62 (Oregon City)
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,661,795
	Clackamas County, Oregon School District #86 (Canby)
750,000	4.000%, 06/15/33 Series 2020 A	Aa1/NR/NR	914,169
1,100,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	1,333,505
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	4,153,482
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	6,514,310
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,317,573
1,000,000	5.000%, 06/15/32	Aa1/NR/NR	1,318,374
1,000,000	5.000%, 06/15/33	Aa1/NR/NR	1,312,725

10  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Clatsop County, Oregon School District #1C (Astoria)
$ 1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	$ 1,403,643
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,572,900
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	2,066,475
1,145,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,482,280
1,115,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,432,925
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,244,781
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,221,671
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,304,268
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,537,092
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	2,041,515
1,000,000	4.000%, 06/15/32 Series 2020	Aa1/NR/NR	1,232,031
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
740,000	5.000%, 06/15/30	Aa1/NR/NR	965,717
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,512,214
2,150,000	5.000%, 06/15/31	Aa1/NR/NR	2,792,340
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,769,614
	Deschutes County, Oregon School District #6 (Sisters)
1,030,000	5.250%, 06/15/21 AGMC Insured	A2/AA+/NR	1,040,309
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
80,000	5.000%, 06/15/21 NPFG/ FGIC Insured	Aa1/NR/NR	80,283
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	1,016,275

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Greater Albany School District #8J (Linn & Benton Counties)
$ 1,000,000	5.000%, 06/15/30	Aa1/AA+/NR	$ 1,237,130
	Hood River County, Oregon School District
2,260,000	4.000%, 06/15/30	NR/AA+/NR	2,610,094
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,767,978
	Jackson County, Oregon School District #5 (Ashland)
1,385,000	5.000%, 06/15/28	Aa1/AA+/NR	1,780,309
2,700,000	5.000%, 06/15/29 Series 2019	Aa1/AA+/NR	3,541,500
550,000	5.000%, 06/15/30 Series 2019	Aa1/AA+/NR	718,265
2,845,000	5.000%, 06/15/34	Aa1/AA+/NR	3,656,207
	Jackson County, Oregon School District #6 (Central Point)
2,665,000	5.000%, 06/15/31	Aa1/NR/NR	3,451,553
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,378,692
	Lane County, Oregon School District #4J (Eugene) Refunding
2,765,000	3.000%, 06/15/24	Aa1/NR/NR	2,992,876
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,184,877
1,735,000	5.000%, 06/15/27	Aa1/AA+/NR	2,048,633
	Lane County, Oregon School District #69 (Junction City)
630,000	5.000%, 06/15/25	Aa1/NR/NR	746,473
	Lane & Douglas Counties, Oregon School District #45J3
2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	3,103,542
	Lincoln County, Oregon School District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,386,785
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	950,526

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Marion County, Oregon School District #103 (Woodburn)
$ 2,140,000	5.000%, 06/15/27	Aa1/NR/NR	$ 2,531,725
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,666,478
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	6,389,964
5,525,000	5.000%, 06/15/31	Aa1/AA+/NR	7,030,618
6,600,000	zero coupon, 06/15/33 (Convertible Deferred Interest Bonds) Series 2020B	Aa1/AA+/NR	8,533,946
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,519,086
5,000,000	5.000%, 06/15/29 Series 2020	Aa1/AA+/NR	6,572,108
6,000,000	4.000%, 06/15/32 Series 2020 B	Aa1/AA+/NR	7,392,188
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	6,727,506
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,772,520
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	2,151,579
	Multnomah County, Oregon School District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,585,545
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
1,535,000	5.000%, 06/15/29	Aa1/NR/NR	2,010,594
1,175,000	5.000%, 06/15/31	Aa1/AA+/NR	1,448,164
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,111,953
	Multnomah and Clackamas Counties, Oregon School District #28JT (Centennial)
1,260,000	5.000%, 06/15/34 Series 2020	Aa1/NR/NR	1,654,156
715,000	5.000%, 06/15/35 Series 2020	Aa1/NR/NR	936,136
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,707,187

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
$ 1,275,000	5.000%, 06/15/31	NR/AA+/NR	$ 1,617,396
	Umatilla County, Oregon School District #8 (Hermiston)
2,750,000	5.000%, 06/15/30	NR/AA+/NR	3,703,236
	Washington County, Oregon School District #48J (Beaverton)
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,881,764
2,400,000	5.000%, 06/15/35 Series C	Aa1/AA+/NR	2,944,021
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,975,298
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,298,763
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,293,665
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,466,715
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,559,603
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,841,289
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,600,533
1,750,000	4.000%, 06/15/32	Aa1/NR/NR	2,156,055
2,175,000	4.000%, 06/15/33	Aa1/NR/NR	2,667,877
	Yamhill, Clackamas & Washington Counties, Oregon School District #29 (Newberg)
1,500,000	4.000%, 06/15/33	Aa1/NR/NR	1,867,926
	Yamhill County, Oregon School District #8 (Dayton)
1,045,000	5.000%, 06/15/32	NR/AA+/NR	1,338,751
1,080,000	5.000%, 06/15/33	NR/AA+/NR	1,378,220
900,000	5.000%, 06/15/34	NR/AA+/NR	1,140,631

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Yamhill County, Oregon School District #40 (McMinnville)
$ 2,255,000	4.000%, 06/15/26	Aa1/NR/NR	$ 2,430,202
1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	1,161,671
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,160,419
	Total School District		212,022,849

	Special District (4.5%)
	Bend, Oregon Metropolitan Park & Recreational District
1,430,000	4.000%, 06/01/27	Aa3/NR/NR	1,532,137
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,195,947
2,705,000	4.000%, 06/01/31	NR/AA/NR	3,150,661
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,166,632
5,160,000	4.000%, 06/01/33 Series 2020 A	Aaa/AAA/NR	6,325,785
1,400,000	4.000%, 06/01/34 Series 2020 A	Aaa/AAA/NR	1,709,572
	Tualatin Hills, Oregon Park & Recreational District
3,480,000	5.000%, 06/01/23	Aa1/NR/NR	3,841,918
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	5,422,772
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	3,290,130
	Total Special District		30,635,554

	State (9.2%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	857,156
600,000	5.000%, 05/01/31 Series 2018A	Aa1/AA+/AA+	758,829
2,000,000	5.000%, 06/01/33 Series 2021E	Aa1/AA+/AA+	2,709,500
	State of Oregon Article XI-F(1) University Project
1,250,000	5.000%, 08/01/31 Series I	Aa1/AA+/AA+	1,552,685
	State of Oregon Article XI-G Community College Projects
1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	1,375,882

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Oregon Article XI-G Higher Education
$ 500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	$ 597,305
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,189,876
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,186,106
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,209,272
	State of Oregon Article XI-M and XI-N Seismic Projects
1,200,000	5.000%, 06/01/31 Series E	Aa1/AA+/AA+	1,596,210
2,325,000	5.000%, 06/01/32 Series E	Aa1/AA+/AA+	3,081,675
765,000	5.000%, 06/01/33 Series E	Aa1/AA+/AA+	1,009,628
1,125,000	5.000%, 06/01/34 Series E	Aa1/AA+/AA+	1,479,075
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,592,643
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,205,977
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,410,849
2,920,000	5.000%, 05/01/31 Series A	Aa1/AA+/AA+	3,797,509
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	5,181,903
1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	1,447,761
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,516,277
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,205,977
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,699,965
1,500,000	5.000%, 05/01/33 Series N	Aa1/AA+/AA+	1,955,641
1,680,000	5.000%, 05/01/34 Series N	Aa1/AA+/AA+	2,182,119
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,182,818
1,390,000	5.000%, 08/01/31 Series G	Aa1/AA+/AA+	1,811,828
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,492,711
3,000,000	5.000%, 08/01/33 Series G	Aa1/AA+/AA+	3,882,358
1,900,000	5.000%, 08/01/34 Series G	Aa1/AA+/AA+	2,450,791
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,558,482
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,611,525
	State of Oregon Veteran's Welfare
450,000	1.950%, 06/01/31 Series 2020 I	Aa1/AA+/AA+	467,107
2,000,000	2.150%, 12/01/34 Series 2020 I	Aa1/AA+/AA+	2,089,683
	Total State		62,347,123

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (1.1%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
$ 5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	$ 6,207,434
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,263,492
	Total Transportation		7,470,926

	Water & Sewer (0.3%)
	Gearheart, Oregon
1,060,000	4.500%, 03/01/26 AGMC Insured	A2/NR/NR	1,061,751
	Rockwood, Oregon Water Peoples Utility District Water Revenue Refunding
1,270,000	4.250%, 08/15/26	Aa3/NR/NR	1,286,095
	Total Water & Sewer		2,347,846
	Total General Obligation Bonds		384,900,743

	Revenue Bonds (24.4%)
	City & County (0.8%)
	Beaverton, Oregon Special Revenue Bonds
200,000	5.000%, 06/01/32 Series 2020A	Aa3/NR/NR	262,462
500,000	5.000%, 06/01/33 Series 2020A	Aa3/NR/NR	652,350
400,000	5.000%, 06/01/34 Series 2020A	Aa3/NR/NR	519,493
	Newport, Oregon Urban Renewal Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	566,081
	Portland, Oregon River District Urban Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	Aa3/NR/NR	1,691,971
1,830,000	5.000%, 06/15/23 Series B	Aa3/NR/NR	1,933,229
	Total City & County		5,625,586

	Electric (1.8%)
	Eugene, Oregon Electric Utility Refunding System
2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	3,497,282
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,881,220

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Northern Wasco County, Oregon Peoples Utility District (McNary Dam Fishway Hydroelectric Project), Refunding
$ 1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	$ 1,635,347
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Proj. 2019 B Green Bond
500,000	5.000%, 11/01/32 144A	A3/NR/NR	604,509
1,000,000	5.000%, 11/01/33 144A	A3/NR/NR	1,200,426
500,000	5.000%, 11/01/34 144A	A3/NR/NR	596,920
	Total Electric		12,415,704

	Higher Education (0.4%)
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/AA-/NR	613,184
1,135,000	4.000%, 07/01/31 Series A	Aa2/AA-/NR	1,312,997
	Oregon State Facilities Authority (Willamette University)
1,000,000	4.000%, 10/01/24	NR/A-/NR	1,002,268
	Total Higher Education		2,928,449

	Hospital (1.2%)
	Oregon Health Sciences University
2,310,000	zero coupon, 07/01/21 NPFG Insured	Aa3/AA-/AA-	2,309,067
2,000,000	5.000%, 07/01/23 Series A	Aa3/AA-/AA-	2,115,414
500,000	5.000%, 07/01/30 Series A	Aa3/AA-/AA-	655,218
250,000	5.000%, 07/01/31 Series A	Aa3/AA-/AA-	325,967
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,506,680
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,181,734
	Total Hospital		8,094,080

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (0.5%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
$ 1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	$ 1,376,087
	Portland, Oregon Urban Renewal and Redevelopment, Interstate Corridor
1,390,000	5.000%, 06/15/27 Series B	Aa3/NR/NR	1,402,498
	State of Oregon Housing and Community Services
460,000	1.800%, 01/01/23	Aa2/NR/NR	470,165
	Total Housing		3,248,750

	Lottery (3.9%)
	Oregon State Department of Administration Services (Lottery Revenue)
1,015,000	5.250%, 04/01/26 Series A	Aa2/AAA/NR	1,017,268
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,573,644
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,281,004
1,715,000	5.000%, 04/01/24 Series B	Aa2/AAA/NR	1,797,571
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,571,452
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,137,805
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	4,937,699
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,886,124
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,686,396
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,169,444
	Total Lottery		26,058,407

	Sales Tax (0.1%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
750,000	5.000%, 06/15/31	Aa3/NR/NR	925,878

	Transportation (4.7%)
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
1,000,000	5.000%, 11/15/35 Series A	Aa2/AA+/AA+	1,293,677
1,250,000	5.000%, 11/15/35 Series 2020A	Aa2/AA+/AA+	1,650,399
5,000,000	5.000%, 11/15/36 Series 2020A	Aa2/AA+/AA+	6,576,428

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
$ 2,525,000	5.000%, 07/01/26	NR/A+/NR	$ 2,997,405
1,000,000	5.000%, 07/01/28	NR/A+/NR	1,179,253
2,390,000	5.000%, 07/01/29	NR/A+/NR	2,807,465
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	1,375,684
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,476,502
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,196,487
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,332,356
1,650,000	5.000%, 09/01/29 Series A	Aaa/AAA/NR	2,030,255
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,876,836
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,254,778
	Total Transportation		32,047,525

	Water and Sewer (11.0%)
	Beaverton, Oregon Water Revenue
1,000,000	5.000%, 04/01/32 Series 2020	NR/AA+/NR	1,310,869
	Bend, Oregon Water Revenue, Bridge Creek Project
695,000	5.000%, 12/01/30	Aa2/AA/NR	840,444
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,776,762
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,916,676
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	140,361
450,000	5.000%, 08/01/29	Aa2/AA/AA+	547,401
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA/NR	1,062,296

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Hillsboro, Oregon Water System
$ 1,630,000	5.000%, 06/01/31	Aa2/NR/NR	$ 2,115,128
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	2,210,265
	Madras, Oregon
725,000	4.500%, 02/15/27	A3/NR/NR	776,824
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aa1/NR/NR	3,684,011
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	4,119,649
	Portland, Oregon Sewer System (Second Lien)
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	6,353,167
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	8,282,557
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,318,926
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA/NR	2,364,918
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA/NR	2,357,690
2,000,000	5.000%, 03/01/33 Series 2019 A	Aa2/AA/NR	2,596,158
1,000,000	5.000%, 03/01/34 Series 2019 A	Aa2/AA/NR	1,293,109
2,500,000	4.000%, 03/01/33 Series 2020A	Aa2/AA/NR	3,070,286
	Portland, Oregon Water System (Second Lien)
2,590,000	5.000%, 05/01/31 Series A	Aa2/NR/NR	3,401,950
2,000,000	5.000%, 05/01/32 Series A	Aa2/NR/NR	2,616,271
2,000,000	5.000%, 05/01/33 Series A	Aa2/NR/NR	2,605,632
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
2,000,000	5.000%, 10/01/23	Aa2/NR/NR	2,190,311
	Salem, Oregon Water & Sewer Revenue Refunding
3,500,000	5.000%, 06/01/25	Aa2/NR/NR	4,133,858
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,007,799
	Washington County, Oregon Clean Water Services Sewer (Senior Lien)
1,010,000	4.000%, 10/01/22 Series B	Aa1/AAA/NR	1,028,293
1,500,000	4.000%, 10/01/23 Series B	Aa1/AAA/NR	1,527,787
2,850,000	4.000%, 10/01/26 Series B	Aa1/AAA/NR	2,900,428
2,745,000	4.000%, 10/01/28 Series B	Aa1/AAA/NR	2,793,582
	Total Water and Sewer		74,343,408
	Total Revenue Bonds		165,687,787

21  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (17.3%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (9.1%)
	Higher Education (1.2%)
	Oregon State Higher Education
$ 1,000,000	5.000%, 08/01/25 Series C	Aa1/AA+/AA+	$ 1,155,609
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	2,074,318
	Oregon State, Oregon University System
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,230,277
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,211,963
	Oregon State, Oregon University System Projects
2,365,000	4.000%, 08/01/26 Series H	Aa1/AA+/AA+	2,395,118
	Total Higher Education		8,067,285

	School District (6.4%)
	Clackamas County, Oregon School District #12 (North Clackamas)
2,450,000	5.000%, 06/15/25	Aa1/AA+/NR	2,817,492
1,500,000	5.000%, 06/15/26	Aa1/AA+/NR	1,724,995
	Clackamas County, Oregon School District #62 (Oregon City)
440,000	5.000%, 06/01/29 MAC Insured	NR/AA/NR	503,701
560,000	5.000%, 06/01/29 MAC Insured	Aa3/AA/NR	642,980
	Clackamas County, Oregon School District #86 (Canby)
1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	1,905,258
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,174,909
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,546,740
	Lane County, Oregon School District #4J (Eugene) Refunding
1,130,000	4.000%, 06/15/23	Aa1/NR/NR	1,138,610
2,850,000	4.000%, 06/15/24	Aa1/NR/NR	2,982,647
4,575,000	5.000%, 06/15/26	Aa1/NR/NR	5,261,235
	Marion & Clackamas Counties, Oregon School District #4J (Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,392,066

22  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Union County, Oregon School District #1 (La Grande)
$ 1,000,000	5.000%, 06/15/27	Aa1/NR/NR	$ 1,188,840
	Washington County, Oregon School District #48J (Beaverton)
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	2,877,992
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,380,885
5,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	5,536,211
3,000,000	5.000%, 06/15/25 Series 2014B	Aa1/AA+/NR	3,449,990
3,000,000	5.000%, 06/15/28 Series 2014B	Aa1/AA+/NR	3,449,990
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	2,121,744
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,606,443
	Total School District		43,702,728

	Special District (0.4%)
	Tualatin Valley, Oregon Fire & Rescue Rural Fire Protection District
1,235,000	4.000%, 06/01/26	Aaa/NR/NR	1,242,528
1,170,000	4.000%, 06/01/27	Aaa/NR/NR	1,177,132
	Total Special District		2,419,660

	State (1.1%)
	State of Oregon
3,000,000	5.000%, 05/01/23 Series L	Aa1/AA+/AA+	3,010,656
1,125,000	5.000%, 05/01/24 Series L	Aa1/AA+/AA+	1,128,996
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,502,959
2,125,000	4.000%, 05/01/25 Series O	Aa1/AA+/AA+	2,131,014
	Total State		7,773,625
	Total Pre-Refunded General Obligation Bonds		61,963,298

23  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (8.2%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (1.4%)
	Local Oregon Capital Assets Program COP Cottage Grove
$ 2,375,000	5.000%, 09/15/25 Series 2013A	A2/NR/NR	$ 2,426,913
	Portland, Oregon Revenue Refunding Limited Tax, Oregon Convention Center
2,825,000	5.000%, 06/01/24	Aaa/NR/NR	2,846,612
4,265,000	5.000%, 06/01/27	Aaa/NR/NR	4,297,628
	Total City & County		9,571,153

	Electric (0.3%)
	Eugene, Oregon Electric Utility Refunding System
2,000,000	5.000%, 08/01/27 Series A	Aa2/AA-/AA-	2,031,694

	Higher Education (1.0%)
	Oregon State Facilities Authority (Lewis & Clark College Project)
1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	1,025,265
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,072,131
	Oregon State Facilities Authority (Linfield College Project)
1,180,000	5.000%, 10/01/22 Series A ETM	Baa2/NR/NR	1,260,496
1,000,000	5.000%, 10/01/23 Series A ETM	Baa2/NR/NR	1,111,958
	Total Higher Education		6,469,850

	Lottery (0.9%)
	Oregon State Department of Administration Services (Lottery Revenue)
6,285,000	5.250%, 04/01/26	NR/NR/NR*	6,285,000

	Transportation (4.0%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
3,605,000	5.000%, 11/15/24 Series A	Aa1/AAA/AA+	3,888,680
625,000	5.000%, 11/15/25 Series A	Aa1/AAA/AA+	674,182
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,125,782
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,215,015
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	9,346,270

24 |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
$ 1,685,000	5.000%, 10/01/24 Series A	A3/A/NR	$ 1,725,092
3,480,000	5.000%, 10/01/26 Series A	A3/A/NR	3,562,801
3,000,000	5.000%, 10/01/27 Series A	A3/A/NR	3,071,380
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,407,517
	Total Transportation		27,016,719

	Water and Sewer (0.6%)
	Prineville, Oregon Refunding
1,255,000	4.400%, 06/01/29 AGMC Insured	NR/AA/NR	1,263,330
	Tigard, Oregon Water System Revenue Refunding
2,565,000	5.000%, 08/01/24	Aa3/AA-/NR	2,731,029
	Total Water and Sewer		3,994,359
	Total Pre-Refunded\ Escrowed to Maturity Revenue Bonds		55,368,775
	Total Pre-Refunded\ Escrowed to Maturity Bonds		117,332,073
	Total Municipal Bonds (cost $637,740,368)		667,920,603

Shares	Short-Term Investment (0.3%)
1,733,895	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.02%** (cost $1,733,895)	Aaa-mf/AAAm/NR	1,733,895

	Total Investments (cost $639,474,263-note 4)	98.8%	669,654,498
	Other assets less liabilities	1.2	8,088,634
	Net Assets	100.0%	$677,743,132

25  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2021

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody’s or AAA of S&P	12.8%
Pre-refunded bonds/ETM bonds††	17.5
Aa of Moody’s or AA of S&P or Fitch	65.8
A of Moody's or S&P	3.9
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

COP- Certificates of Participation

ETM - Escrowed to Maturity

FGIC - Financial Guaranty Insurance Co.

MAC - Municipal Assurance Corp.

NPFG - National Public Finance Guarantee

NR - Not Rated

ODOT - Oregon Department of Transportation

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO’) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSROs. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

26  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2021

ASSETS
Investments at value (cost $639,474,263)	$669,654,498
Interest receivable	8,409,245
Receivable for Fund shares sold	663,594
Other assets	63,962
Total assets	678,791,299

LIABILITIES
Payable for Fund shares redeemed	410,123
Management fee payable	226,436
Dividends payable	188,386
Distribution and service fees payable	1,082
Accrued expenses payable	222,140
Total liabilities	1,048,167
NET ASSETS	$677,743,132

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$602,886
Additional paid-in capital	648,571,948
Total distributable earnings	28,568,298
$677,743,132
CLASS A
Net Assets	$379,288,320
Capital shares outstanding	33,729,087
Net asset value and redemption price per share	$11.25
Maximum offering price per share* (100/97 of $11.25)	$11.60

CLASS C
Net Assets	$13,475,425
Capital shares outstanding	1,199,500
Net asset value and offering price per share	$11.23

CLASS F
Net Assets	$3,685,726
Capital shares outstanding	328,481
Net asset value and offering price per share	$11.22

CLASS Y
Net Assets	$281,293,661
Capital shares outstanding	25,031,578
Net asset value, offering and redemption price per share	$11.24

*   Maximum sales rate reduced to 3% on September 1, 2020.

See accompanying notes to financial statements.

27  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2021

Investment income
Interest income		$15,113,962

Expenses
Management fee (note 3)	$2,655,851
Distribution and service fee (note 3)	720,494
Transfer and shareholder servicing agent fees	321,876
Legal fees	261,621
Shareholders’ reports and proxy statements	170,466
Trustees’ fees and expenses (note 6)	129,548
Registration fees and dues	69,588
Auditing and tax fees	31,400
Insurance	31,130
Custodian fees	24,187
Credit facility fees (note 10)	17,732
Compliance services (note 3)	8,052
Miscellaneous	45,037
Total expenses	4,486,982

Management fee waived (note 3)	(52,793)
Net expenses		4,434,189
Net investment income		10,679,773

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	4,809
Change in unrealized appreciation on investments	5,785,150

Net realized and unrealized gain (loss) on investments		5,789,959
Net change in net assets resulting from operations		$16,469,732

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS
Net investment income	$10,679,773	$11,991,756
Net realized gain (loss) from securities transactions	4,809	(347,630)
Change in unrealized appreciation (depreciation) on investments	5,785,150	8,454,115
Change in net assets resulting from operations	16,469,732	20,098,241

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(6,032,054)	(7,099,560)

Class C Shares	(107,574)	(184,907)

Class F Shares	(48,211)	(33,732)

Class Y Shares	(4,490,588)	(4,669,075)
Change in net assets from distributions	(10,678,427)	(11,987,274)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	135,714,642	130,631,386
Reinvested dividends and distributions	8,577,205	9,879,552
Cost of shares redeemed	(101,602,801)	(121,882,046)
Change in net assets from capital share transactions	42,689,046	18,628,892

Change in net assets	48,480,351	26,739,859

NET ASSETS:
Beginning of period	629,262,781	602,522,922
End of period	$677,743,132	$629,262,781

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS MARCH 31, 2021

1. Organization

Aquila Tax-Free Trust of Oregon (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 27, 2020, is the successor to Aquila Tax-Free Trust of Oregon. Aquila Tax-Free Trust of Oregon transferred all of its assets and liabilities in exchange for shares of the Fund on June 26, 2020 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Aquila Tax-Free Trust of Oregon on May 29, 2020. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Aquila Tax-Free Trust of Oregon received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

30  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2021:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$1,733,895
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	667,920,603
Level 3 – Significant Unobservable Inputs	—
Total	$669,654,498
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2018-2020) or expected to be taken in the Fund’s 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2021, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Fund. The Manager has contractually agreed to waive its fees through September 30, 2021 to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Fund up to $400 million; 0.38% of the Fund’s net assets above that amount to $1 billion and 0.36% of the Fund’s net assets above $1 billion. This contractual undertaking is currently in effect until September 30, 2021. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2021, the Fund incurred management fees of $2,655,851, of which $52,793 was waived.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. Starting December 1, 2019, for its services, the Sub-Adviser has contractually agreed to waive its fee through September 30, 2021 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2021, distribution fees on Class A Shares amounted to $572,694 of which the Distributor retained $24,064.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $110,850. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2021, amounted to $36,950. The total of these payments made with respect to Class C Shares amounted to $147,800 of which the Distributor retained $35,884.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2021, total commissions on sales of Class A Shares amounted to $120,752 of which the Distributor received $29,599.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2021, purchases of securities and proceeds from the sales of securities aggregated $92,254,391 and $30,365,385, respectively.

At March 31, 2021, the aggregate tax cost for all securities was $639,459,975. At March 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $31,399,171 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,204,648 for a net unrealized appreciation of $30,194,523.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations. At March 31, 2021, the Fund had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

6. Trustees’ Fees and Expenses

At March 31, 2021, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2021 was $129,548. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2021, due to the COVID-19 pandemic, such meeting-related expenses amounted to $0.

34  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	3,484,396	$39,594,767	3,482,476	$38,763,004
Reinvested dividends and distributions	486,451	5,519,231	578,161	6,447,862
Cost of shares redeemed	(3,975,018)	(45,066,877)	(3,896,216)	(43,332,736)
Net change	(4,171)	47,121	164,421	1,878,130

Class C Shares
Proceeds from shares sold	166,864	1,894,819	278,362	3,098,914
Reinvested dividends and distributions	9,036	102,392	15,736	175,211
Cost of shares redeemed	(440,727)	(5,007,989)	(648,219)	(7,181,104)
Net change	(264,827)	(3,010,778)	(354,121)	(3,906,979)

Class F Shares
Proceeds from shares sold	164,146	1,864,657	115,507	1,280,691
Reinvested dividends and distributions	4,263	48,256	3,028	33,732
Cost of shares redeemed	(29,602)	(336,067)	(20,999)	(233,617)
Net change	138,807	1,576,846	97,536	1,080,806

Class Y Shares
Proceeds from shares sold	8,132,460	92,360,399	7,866,522	87,488,777
Reinvested dividends and distributions	256,422	2,907,326	289,214	3,222,747
Cost of shares redeemed	(4,519,601)	(51,191,868)	(6,426,391)	(71,134,589)
Net change	3,869,281	44,075,857	1,729,345	19,576,935
Total transactions in Fund shares	3,739,090	$42,689,046	1,637,181	$18,628,892

35  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2021, the Fund had capital loss carry forwards of $1,929,746 of which $728,448 retains its character of short-term and $1,201,298 retains its character of long-term; both have no expiration. As of March 31, 2021, the Fund had post-October losses of $7,722, which is deferred until fiscal 2022 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020
Net tax-exempt income	$10,674,155	$11,785,976
Ordinary Income	4,272	201,298
	$10,678,427	$11,987,274

As of March 31, 2021, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$30,194,523
Undistributed tax-exempt income	499,629
Accumulated net loss on investments	(1,929,746)
Post October losses	(7,722)
Other temporary differences	(188,386)
$28,568,298

The difference between book basis and tax basis undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

36  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2021

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 25, 2021 (per the August 26, 2020 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement during the year ended March 31, 2021.

11. Recent Events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low or negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

37  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.13	$10.98	$10.81	$10.99	$11.33
Income (loss) from investment operations:
Net investment income (1)	0.18	0.21	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	0.12	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.30	0.36	0.41	0.08	(0.07)
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.18)	(0.21)	(0.24)	(0.26)	(0.27)
Net asset value, end of period	$11.25	$11.13	$10.98	$10.81	$10.99
Total return (not reflecting sales charge)	2.68%	3.30%	3.90%	0.68%	(0.66)%
Ratios/supplemental data
Net assets, end of period (in millions)	$379	$375	$368	$390	$414
Ratio of expenses to average net assets	0.71%	0.71%	0.70%	0.71%	0.73%
Ratio of net investment income to average net assets	1.57%	1.90%	2.27%	2.35%	2.48%
Portfolio turnover rate	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.72%	0.72%	0.70%	0.72%	0.74%
Ratio of net investment income to average net assets	1.56%	1.89%	2.26%	2.34%	2.47%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.12	$10.97	$10.80	$10.98	$11.32
Income (loss) from investment operations:
Net investment income (1)	0.08	0.12	0.15	0.16	0.18
Net gain (loss) on securities (both realized and unrealized)	0.11	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.19	0.27	0.32	(0.02)	(0.17)
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.12)	(0.15)	(0.16)	(0.17)
Distributions from capital gains	––	—	—	—	—
Total distributions	(0.08)	(0.12)	(0.15)	(0.16)	(0.17)
Net asset value, end of period	$11.23	$11.12	$10.97	$10.80	$10.98
Total return (not reflecting CDSC)	1.72%	2.43%	3.02%	(0.18)%	(1.50)%
Ratios/supplemental data
Net assets, end of period (in millions)	$13	$16	$20	$28	$38
Ratio of expenses to average net assets	1.56%	1.56%	1.54%	1.56%	1.59%
Ratio of net investment income to average net assets	0.73%	1.05%	1.42%	1.49%	1.63%
Portfolio turnover rate	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	1.57%	1.57%	1.55%	1.57%	1.59%
Ratio of net investment income to average net assets	0.72%	1.04%	1.42%	1.49%	1.62%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

39  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2021	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.20	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	0.11	0.16	0.24
Total from investment operations	0.31	0.39	0.32
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.23)	(0.08)
Distributions from capital gains	—	—	—
Total distributions	(0.20)	(0.23)	(0.08)
Net asset value, end of period	$11.22	$11.11	$10.95
Total return	2.77%	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$2	$1
Ratio of expenses to average net assets	0.53%	0.53%	0.54%(3)
Ratio of net investment income to average net assets	1.73%	2.05%	2.36%(3)
Portfolio turnover rate	5%	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.54%	0.54%	0.55%(3)
Ratio of net investment income to average net assets	1.72%	2.04%	2.35%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

40  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.12	$10.97	$10.80	$10.98	$11.32
Income (loss) from investment operations:
Net investment income (1)	0.19	0.23	0.26	0.27	0.29
Net gain (loss) on securities (both realized and unrealized)	0.13	0.15	0.17	(0.18)	(0.35)
Total from investment operations	0.32	0.38	0.43	0.09	(0.06)
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Net asset value, end of period	$11.24	$11.12	$10.97	$10.80	$10.98
Total return	2.83%	3.46%	4.05%	0.83%	(0.51)%
Ratios/supplemental data
Net assets, end of period (in millions)	$281	$235	$213	$209	$186
Ratio of expenses to average net assets	0.56%	0.56%	0.55%	0.56%	0.58%
Ratio of net investment income to average net assets	1.71%	2.04%	2.42%	2.50%	2.63%
Portfolio turnover rate	5%	12%	10%	8%	13%

Expense and net investment income ratios without the effect of the contractual expense waiver were (note 3):

Ratio of expenses to average net assets	0.57%	0.57%	0.55%	0.57%	0.59%
Ratio of net investment income to average net assets	1.71%	2.03%	2.41%	2.49%	2.62%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

41  |  Aquila Tax-Free Trust of Oregon

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC (“AIM”) as the administrator of the program (the “Committee”).

The Board met on June 12, 2020 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from December 1, 2018 through May 29, 2020 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

42  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair of the Board of Trustees of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2003-2020, President of The Cascades Trust 1998-2020 and Trustee of the Cascades Trust 1994-2020

Non-Interested Trustees

Thomas A. Christopher Danville, KY (1947)	Chair of the Board of Aquila Municipal Trust since 2017; Trustee since 2009	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since July 2017, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

43  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University, 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

44  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

James A. Gardner Redmond, OR (1943)	Trustee of Aquila Municipal Trust since 2020	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon Trustee of various funds in the Aquila Group of Funds since 1986.	6	Chair of the Board of Trustees of The Cascades Trust 2005-2020 and Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 1986-2020

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

45  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

46  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Scottsdale, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC since 2018; Financial Advisor, Prudential Advisors, 2017 - 2018; Founder/Consultant, Brixx Cooper Consulting, 2015-2016; Vice President, National Accounts & Regional Advisory Consultant, Advisors Asset Management Inc., 2008-2015.

Craig T. DiRuzzo Denver, CO (1976)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund of Colorado), and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017) and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Three Peaks Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

47  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Candace D. Roane New York, NY (1977)	Vice President of Aquila Municipal Trust since September 2019	Vice President of all funds in the Aquila Group of Funds since 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since 2019, Vice President, Marketing Communication and Data Manager, 2010 –2019.

Nicholas R. Stewart Louisville, KY (1990)	Vice President of Aquila Municipal Trust since March 2021	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2021; Regional Sales Manager and registered representative of the Distributor since February 2021; Vice President, Account Manager, 2019-2020 and Senior Account Associate, 2016-2019, PIMCO Investments LLC; Product Specialist, Hilliard Lyons, 2015-2016.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah since 2018; Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

48  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

49  |  Aquila Tax-Free Trust of Oregon

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/20	Ending(1) Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Ending Account Value 3/31/21	Expenses(2) Paid During Period 10/1/20 – 3/31/21	Net Annualized Expense Ratio
A	$1,000	$995.90	$3.53	$1,021.39	$3.58	0.71%
C	$1,000	$990.80	$7.74	$1,017.15	$7.85	1.56%
F	$1,000	$995.90	$2.59	$1,022.34	$2.62	0.52%
Y	$1,000	$995.80	$2.79	$1,022.14	$2.82	0.56%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

50  |  Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2020, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2021, $10,674,155 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 99.9% of total dividends paid during the fiscal year ended March 31, 2021, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2022, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2021 calendar year.

51  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

KIRKPATRICK PETTIS CAPITAL MANAGEMENT
222 SW Columbia Street, Suite 1400

Portland, Oregon 97201

Board of Trustees

Thomas A. Christopher, Chair

Diana P. Herrmann, Vice Chair

Earnest Calderón

Gary C. Cornia

Grady Gammage, Jr.

James A. Gardner

Patricia L. Moss

Glenn P. O’Flaherty

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORAR-0521

ITEM 2.     CODE OF ETHICS.

(a)	As of March 31, 2021 the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(c)	N/A

(d)	N/A

(f)(2)	The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)	The Registrant's Board of Trustees has determined that Mr. Thomas Christopher, Mr James Gardner, and Mr. Glenn O’Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Mr. Christopher, Mr. Gardner and Mr. O’Flaherty are both “independent” as such term is defined in Form N-CSR/A.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2020	2021
Aquila Churchill Tax-Free Fund of Kentucky	$18,800	$18,500
Aquila Narragansett Tax-Free Income Fund	$19,900	$19,800
Aquila Tax-Free Fund For Utah	$23,300	$23,900
Aquila Tax-Free Fund of Colorado	$20,400	$20,500
Aquila Tax-Free Trust of Arizona	$20,300	$20,300
Aquila Tax-Free Trust of Oregon	$27,500	$27,900

(b)	Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)	Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2020	2021
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

(d)	All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in (a) thorough (c) above.

(e)(1)	Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)	None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)	Not applicable.

(g)	There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)	Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     INVESTMENTS.

(a)                 Schedule I -Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
                    INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
                    AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR/A, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES

Not applicable

ITEM 13.     EXHIBITS.

(a)(1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:   /s/ Diana P. Herrmann

Vice Chair, Trustee and President

June 15, 2021

By:   /s/ Joseph P. DiMaggio

June  15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June  15, 2021

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June  15, 2021